                                         LOOMIS SAYLES BENCHMARK CORE BOND FUND

                                                        LOOMIS SAYLES BOND FUND

                                                 LOOMIS SAYLES GLOBAL BOND FUND

                                       LOOMIS SAYLES INVESTMENT GRADE BOND FUND

                                  LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

[LOGO] Loomis Sayles Funds

                                                  prospectus . february 1, 2003

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY                                     1
  General Information                                   1
  Loomis Sayles Benchmark Core Bond Fund                2
  Loomis Sayles Bond Fund                               5
  Loomis Sayles Global Bond Fund                        8
  Loomis Sayles Investment Grade Bond Fund             11
  Loomis Sayles U.S. Government Securities Fund        14
  Summary of Principal Risks                           16

EXPENSES OF THE FUNDS                                  20

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
 AND RISK CONSIDERATIONS                               22

MANAGEMENT                                             35
  Investment Adviser                                   35
  Portfolio Managers                                   35
  Distribution Plans and Administrative and Other Fees 36

GENERAL INFORMATION                                    38
  Pricing                                              38
  How to Purchase Shares                               38
  How to Redeem Shares                                 41
  How to Exchange Shares                               43
  Dividends and Distributions                          44
  Tax Consequences                                     44

FINANCIAL HIGHLIGHTS                                   45

APPENDIX A                                             58

                              LOOMIS SAYLES FUND
                               (less than)/TC
RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Loomis Sayles Fixed Income Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

This Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. Each Fund's summary pages include a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after these summary pages.

More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

The Risk/Return Summary includes bar charts showing each Fund's annual returns and tables showing each Fund's average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:
.. how the Fund's performance varied from year-to-year over the life of the
  Fund; and
.. how the Fund's average annual returns for one year, five years (if applicable), ten years (if applicable), and over the life of the Fund compared to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BENCHMARK CORE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities (including government, corporate, mortgage-backed and asset-backed securities). The Fund may invest in fixed income securities of any maturity.

Loomis Sayles allocates the Fund's assets across various segments of the investment grade bond market in proportions that are generally similar to the weightings of such segments in the Lehman Aggregate Bond Index (the "Index"). Loomis Sayles seeks to create a portfolio that is generally similar to the Index with respect to such key investment attributes as duration, cash flows, industry sectors, credit quality and call protection. Within that context, Loomis Sayles selects securities that it believes are best positioned to outperform the relevant market segment. In making this determination Loomis Sayles will consider, among other things, the financial strength of a particular issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments. The Fund's investments in a particular segment, asset class, or issuer may exceed or be less than those of the Index, and, accordingly, the Fund's performance will vary from that of the Index.

The Fund may invest up to 20% of its assets in foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The Fund also may invest in U.S. Government securities, mortgage-backed securities, asset-backed securities, real estate investment trusts, collateralized mortgage obligations, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class Shares/1/. Until May 1, 2002, the Fund's name was the Loomis Sayles Core Fixed Income Fund.
                [CHART]

 1997/2/   1998   1999   2000   2001   2002
--------- ------ ------ ------ ------ ------
  9.3%     8.3%  -2.2%   9.5%   8.5%   8.4%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 4.4% (first quarter, 2001), and the Fund's worst quarter was down 1.3% (second quarter, 1999).

/1/ The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/ The Fund was registered under the Investment Company Act of 1940 and commenced operations on April 24, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Aggregate Index, an index that tracks the performance of the U.S. investment grade fixed-rate bond market, including government and credit securities, agency mortgage passthrough securities, asset backed securities and commercial mortgage-backed securities. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes.

        AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/2 /

--------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                                   1 Year 5 Years (4/24/96)1
--------------------------------------------------------------------------------------------
LOOMIS SAYLES BENCHMARK CORE BOND FUND
RETURN BEFORE TAXES
    Institutional Class                                             8.40%  6.42%    6.98%
    Retail Class                                                    8.14%  6.16%    6.70%
    Admin Class                                                     7.88%  5.89%    6.43%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/3/
   Return After Taxes on Distributions                              5.94%  3.66%    4.43%
   Return After Taxes on Distributions and Sales of Fund Shares     5.12%  3.75%    4.34%
LEHMAN BROTHERS AGGREGATE INDEX                                    10.25%  7.55%    8.03%

(Index returns reflect no deduction for fees, expenses or taxes)

For periods prior to the inception of the Retail and Admin Class Shares (April 30, 2002) performance shown for those classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect higher fees paid by Retail and Admin Class shares.

1 The Fund was registered under the Investment Company Act of 1940 and commenced operations on April 24, 1996. The Fund's shares were registered under the Securities Act of 1933 on March 7, 1997. Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.
/2 /The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/3 /After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase



                                    [Graphic]
Loomis Sayles Fixed Income Funds
agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/
                                    [CHART]

 1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
------ ------ ------ ------ ------ ------ ------ ------ ------ ------
22.2%  -4.1%  32.0%   10.3%  12.7%  4.7%   4.5%   4.4%   2.7%   13.3%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 10.7% (second quarter, 1995), and the Fund's worst quarter was down 5.0% (third quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-----------------------------------------------------------------------------------------------
                                                                                      Since
                                                                                    Inception
                                                           1 Year 5 Years 10 Years (5/16/91)/3/
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
RETURN BEFORE TAXES
   Institutional Class                                     13.34%  5.85%   9.83%     10.46%
   Retail Class                                            13.18%  5.59%   9.56%     10.19%
   Admin Class                                             12.89%  5.31%   9.01%      9.61%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
   Return After Taxes on Distributions                     10.17%  2.36%   6.21%      6.80%
   Return After Taxes on Distributions and Sale of Fund
   Shares                                                   8.07%  2.91%   6.18%      6.75%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                    11.04%  7.62%   7.61%      8.21%/3/

(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998), performance shown for those classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares.

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES GLOBAL BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of high current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities worldwide, although it may invest up to 20% of its assets in lower rated fixed income securities ("junk bonds"). Securities held by the Fund may be denominated in any currency and may be of issuers located in countries with emerging securities markets. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the stability and volatility of a country's bond markets, the financial strength of the issuer, current interest rates, and Loomis Sayles' expectations regarding general trends in interest rates.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles analyzes political, economic, and other fundamental factors and combines this analysis with a comparison of the yield spreads of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk. Third, if a security that is believed to be attractive is denominated in a foreign currency, Loomis Sayles analyzes whether to accept or to hedge the currency risk.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);

.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Because the Fund may invest in emerging markets and developing countries, the Fund's returns may be significantly more volatile and may differ substantially from returns in U.S. fixed income securities markets. Your investment in the Fund also faces the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1 /

                                    [CHART]

 1993   1994   1995   1996   1997   1998   1999   2000   2001   2002
------ ------ ------ ------ ------ ------ ------ ------ ------ -----
14.6%  -8.7%  23.9%  15.0%   2.3%   10.6%  3.8%  -0.3%   5.1%  20.4%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 9.7% (fourth quarter, 1998), and the Fund's worst quarter was down 6.3% (second quarter, 1994).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Salomon Brothers World Government Bond Index, a capitalization-weighted unmanaged index that tracks the performance of 14 government bond markets, and the Lehman Brothers Global Aggregate Index, an index that covers the most liquid portion of the global investment grade fixed-income bond market. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002/1/

-----------------------------------------------------------------------------------------------
                                                                                      Since
                                                                                    Inception
                                                        1 Year    5 Years 10 Years (5/10/91)/3/
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
RETURN BEFORE TAXES
   Institutional Class                                  20.40%     7.69%   8.25%       8.56%
   Retail Class                                         20.22%     7.42%   8.09%       8.43%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
   Return After Taxes on Distributions                  18.26%     5.57%   6.11%       6.34%
   Return After Taxes on Distributions and Sale of
    Fund Shares                                         12.51%     5.19%   5.70%       5.97%
SALOMON BROTHERS WORLD GOVERNMENT BOND INDEX//          19.49%     5.82%   6.64%    7.47%/3/
LEHMAN BROTHERS GLOBAL AGGREGATE INDEX//                16.53%     5.66%   6.69%    7.43%/3/
(Index returns reflect no deduction of fees, expenses or taxes)

For periods before the inception of Retail Class Shares (December 31, 1996), performance shown for the Retail Class is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class shares.

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities (e.g., the World Bank).

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase



                                    [Graphic]
Loomis Sayles Fixed Income Funds
agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, swap transactions, and securities lending.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Interest rate risk generally is greater for funds, such as this Fund, that invest in fixed income securities with relatively long maturities than for funds that invest in fixed income securities with shorter maturities.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1 /

                 [CHART]

 1997   1998   1999   2000   2001   2002
------ ------ ------ ------ ------ ------
 14.5%  3.3%   3.9%   11.1%  5.9%   10.8%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 6.6% (second quarter, 1997), and the Fund's worst quarter was down 3.3% (third quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Bond Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                  1 Year 5 Years (12/31/96)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
RETURN BEFORE TAXES
   Institutional Class                                            10.84%  6.97%    8.19%
   Retail Class                                                   10.60%  6.71%    7.93%
   Admin Class                                                    10.36%  6.45%    7.66%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
   Return After Taxes on Distributions                             8.33%  4.23%    5.33%
   Return After Taxes on Distributions and Sale of Fund Shares     6.56%  4.20%    5.16%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                           11.04%  7.62%    7.97%

(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Retail and Admin Class shares (January 31, 2002), performance for those Classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class and Admin Class shares, except that for the period from January 2, 1997 to December 18, 2000, during which time Retail Class shares were outstanding. Performance for Retail Class shares during this period reflects the actual performance of such shares.

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in U.S. Government securities and in certificates representing undivided interests in the interest or principal of U.S. Treasury securities. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles' expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

In addition, the Fund's portfolio is not as diversified as some of the other Funds' portfolios, which means that the Fund generally invests more of its assets in a smaller number of issuers. As a result, changes in the value of a single security may have a more significant effect on the Fund's net asset value.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1 /

                               [CHART]

1993   1994   1995   1996  1997   1998  1999   2000   2001  2002
-----  -----  -----  ----  -----  ----  -----  -----  ----  -----
15.7%  -6.3%  23.0%  1.3%  12.7%  9.3%  -4.5%  17.7%  4.7%  14.2%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 8.34% (third quarter, 2002), and the Fund's worst quarter was down 5.20% (first quarter, 1994).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers U.S. Government Index, an index that tracks the performance of a broad range of fixed income securities issued by the U.S. Government and its agencies or instrumentalities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

             AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002/1/

----------------------------------------------------------------------------------------
                                                                                Since
                                                                              Inception
                                                      1 Year 5 Years 10 Years (5/21/91)
----------------------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND
RETURN BEFORE TAXES
   Institutional Class                                14.21%  7.99%    8.39%    9.29%
RETURN AFTER TAXES/2/
   Return After Taxes on Distributions                11.22%  5.47%    5.47%    6.24%
   Return After Taxes on Distributions and Sale of
   Fund Shares                                         9.03%  5.18%    5.28%    6.03%
LEHMAN BROTHERS U.S. GOVERNMENT INDEX                 11.50%  7.77%    7.56%    8.12%/3/

(Index returns reflect no deduction for fees, expenses or taxes)

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects each of the Funds. Increases in interest rates may cause the value of a Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Benchmark Core Bond Fund, the Loomis Sayles Bond Fund, the Loomis Sayles Investment Grade Bond Fund, and the Loomis Sayles U.S. Government Securities Fund, are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities.

Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities, such as the Loomis Sayles Investment Grade Bond Fund, than for funds that invest in fixed income securities with shorter maturities.

Interest rate risk is compounded for funds that invest a significant portion of their assets in mortgage-related or other asset-backed securities. Each Fund may invest in mortgage-related securities. Except for the Loomis Sayles U.S. Government Securities Fund, each Fund may invest in asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because funds that hold these types of securities must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Funds also face increased interest rate risk when they invest in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for funds that typically invest a significant portion of their assets in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

Funds that invest in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default) may be subject to greater credit risk because of these investments.

Funds that invest a significant portion of their assets in foreign securities, such as the Loomis Sayles Global Bond Fund, also are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of a Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

Each of the Funds, except the Loomis Sayles U.S. Government Securities Fund, is subject to foreign risk. Furthermore, when a Fund invests in securities from issuers located in countries with emerging securities markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds, except for the Loomis Sayles U.S. Government Securities Fund, is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since each of the Funds, except for the Loomis Sayles U.S. Government Securities Fund, may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.

DERIVATIVES RISK

Each Fund, except for the Loomis Sayles U.S. Government Securities Fund, may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

EXPENSES OF THE FUNDS

The following tables present the expenses that you would pay if you buy and hold shares of a Fund.

None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                               TOTAL
                                                              ANNUAL      FEE
                                    DISTRIBUTION               FUND     WAIVER/
                         MANAGEMENT   (12B-1)      OTHER     OPERATING REIMBURSE-    NET
LOOMIS SAYLES FUND/CLASS    FEES        FEES      EXPENSES   EXPENSES    MENT*    EXPENSES*
-------------------------------------------------------------------------------------------
BENCHMARK CORE BOND FUND
  Institutional Class      0.30%       none          0.98%      1.28%     0.83%     0.45%
  Retail Class             0.30%       0.25%       213.91%    214.46%   213.76%     0.70%
  Admin Class              0.30%       0.25%       216.58%**  217.13%   216.18%     0.95%
-------------------------------------------------------------------------------------------
BOND FUND
  Institutional Class      0.60%       none          0.19%      0.79%     0.04%     0.75%
  Retail Class             0.60%       0.25%         0.29%      1.14%     0.14%     1.00%
  Admin Class              0.60%       0.25%         0.83%**    1.68%     0.43%     1.25%
-------------------------------------------------------------------------------------------
GLOBAL BOND FUND
  Institutional Class      0.60%       none          0.47%      1.07%     0.17%     0.90%
  Retail Class             0.60%       0.25%         0.62%      1.47%     0.32%     1.15%
-------------------------------------------------------------------------------------------
INVESTMENT GRADE BOND
FUND
  Institutional Class      0.40%       none          0.73%      1.13%     0.58%     0.55%
  Retail Class             0.40%       0.25%       190.94%    191.59%   190.79%     0.80%
  Admin Class              0.40%       0.25%       191.56%**  192.21%   191.16%     1.05%
-------------------------------------------------------------------------------------------
U.S. GOVERNMENT
SECURITIES FUND
  Institutional Class      0.30%       none          0.86%      1.16%     0.66%     0.50%
-------------------------------------------------------------------------------------------

 * Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.
 ** Other expenses include an administrative fee of up to 0.25% for Admin Class shares.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND/CLASS                               1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
----------------------------------------------------------------------------
LOOMIS SAYLES BENCHMARK CORE BOND FUND
  Institutional Class                     $ 46     $324     $622    $1,472
  Retail Class                            $ 72        **       **        **
  Admin Class                             $ 97        **       **        **
----------------------------------------------------------------------------
LOOMIS SAYLES BOND FUND
  Institutional Class                     $ 77     $248     $435    $  974
  Retail Class                            $102     $348     $614    $1,374
  Admin Class                             $127     $488     $872    $1,951
----------------------------------------------------------------------------
LOOMIS SAYLES GLOBAL BOND FUND
  Institutional Class                     $ 92     $323     $574    $1,290
  Retail Class                            $117     $433     $772    $1,730
----------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND
  Institutional Class                     $ 56     $302     $566    $1,323
  Retail Class                            $ 82        **       **        **
  Admin Class                             $107        **       **        **
----------------------------------------------------------------------------
LOOMIS SAYLES U.S. GOVERNMENT SECURITIES
FUND
  Institutional Class                     $ 51     $303     $575    $1,350
----------------------------------------------------------------------------

 * Expenses shown for each Class include the fee waiver/reimbursement for the first year of each period.
 ** Based on the annual average net assets as of September 30, 2002, without the expense reimbursement the expenses of the class would exceed the initial investment in year two. As a result, a shareholder would incur expenses over the three, five and ten year periods totaling $10,952 and $10,926 for the Loomis Sayles Benchmark Core Bond Fund Retail and Admin Class, respectively, and $10,941 and $10,915 for the Loomis Sayles Investment Grade Bond Fund Retail and Admin Class, respectively.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except for the investment objectives of the Loomis Sayles Investment Grade Bond Fund and the Loomis Sayles Benchmark Core Bond Fund, and any investment policies that are identified as "fundamental," the investment objectives, policies and strategies of each Fund may be changed without a vote of its shareholders.

Except where specifically noted elsewhere in this Prospectus, each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), a Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. The net asset value of a Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

  INVESTMENT GRADE FIXED INCOME SECURITIES To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

  LOWER RATED FIXED INCOME SECURITIES A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time a Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time a Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

  Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. A Fund's achievement of its investment objective may be more dependent on Loomis Sayles' own credit analysis than is the case with Funds that invest in higher quality fixed income securities, such as the Loomis Sayles Investment Grade Bond Fund. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to



                                    [Graphic]
Loomis Sayles Fixed Income Funds
  invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services' descriptions of the various rating categories, see Appendix A. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If a Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be not assurance that inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

In addition to investing directly in U.S. Government securities, the Funds may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund that invests in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if a Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If a Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on a Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, a Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the



                                    [Graphic]
Loomis Sayles Fixed Income Funds
securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States (other than obligations of supranational entities) are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international



                                    [Graphic]
Loomis Sayles Fixed Income Funds
aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

Certain Funds may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions may allow a Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

A Fund may enter into swap transactions on one or more particular securities, indices, currencies, or interest rates to gain market exposure at reduced transaction costs, to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, and/or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counter-party) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counter party enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.



                                    [Graphic]
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                                      31

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, a Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the



                                    [Graphic]
Loomis Sayles Fixed Income Funds
cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Funds (in the case of Loomis Sayles Benchmark Core Bond Fund, the Board of Trustees of Loomis Sayles Investment Trust) oversees the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:


Fund                                          Management Fee
------------------------------------------------------------
Loomis Sayles Benchmark Core Bond Fund            0.30%
------------------------------------------------------------
Loomis Sayles Bond Fund                           0.60%
------------------------------------------------------------
Loomis Sayles Global Bond Fund                    0.60%
------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund          0.40%
------------------------------------------------------------
Loomis Sayles U.S. Government Securities Fund     0.30%
------------------------------------------------------------

Certain expenses incurred by each Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except as noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES BENCHMARK CORE BOND FUND Kurt L. Wagner and Michael F. Harris, Vice Presidents of Loomis Sayles and Loomis Sayles Investment Trust, have served as co-portfolio managers of the Fund since May 2002 and January 2003, respectively.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BOND FUND Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Kathleen C. Gaffney, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as co-portfolio manager of the Fund since October 1997.

LOOMIS SAYLES GLOBAL BOND FUND Kenneth M. Buntrock and David W. Rolley, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as co-portfolio managers of the Fund since September 2000.

LOOMIS SAYLES HIGH INCOME FUND Daniel J. Fuss and Kathleen C. Gaffney have served as co-portfolio managers of the Fund since its inception in 1996.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND Daniel J. Fuss has served as portfolio manager or co-portfolio manager of the Fund since its inception in 1996. Steven Kaseta, Vice President of Loomis Sayles Funds and Loomis Sayles, has served as co-portfolio manager of the Fund since February 2002.

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND Clifton Rowe and John Hyll, Vice Presidents of Loomis Sayles Funds and Loomis Sayles, have served as co-portfolio managers of the Fund since January 2003.

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail and Admin Classes of the Funds, the Funds have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is .25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these 12b-1 fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund and the Loomis Sayles Investment Grade Bond Fund are offered exclusively through intermediaries, who will be the record owner of the shares. Admin Class shares of the Loomis Sayles Benchmark Core Bond Fund, Loomis Sayles Bond Fund and the Loomis Sayles Investment Grade Bond Fund may pay an administrative fee at an annual rate of up to .25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who are shareholders of the Funds.

Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

GENERAL INFORMATION

PRICING

The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Class equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the Exchange is open for trading.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

 . BY MAIL You can mail a completed application form, which is available by calling Loomis Sayles Funds at 800-626-9390, for the desired Fund or Funds, along with a check payable to State Street Bank and Trust Company for the amount of your purchase to:

       Loomis Sayles Funds
       P.O. Box 8314
       Boston, MA 02266-8314

 . THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services.

 . THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles Funds at 800-626-9390.

 . THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330). Your broker-dealer may charge you a fee for effecting such transactions.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) cash, (2) exchanging shares of the same Class of any other Fund, provided the value of the shares exchanged meets the investment minimum of the Fund, (3) exchanging securities acceptable to Loomis Sayles Funds, or (4) a combination of such methods. The exchange of securities for shares of the Fund is subject to various restrictions, as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

You also may wire subsequent investments to the Funds by using the following wire instructions:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Your account number)
  Attn: Custody and Shareholder Services
  (Name of Fund)

Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, a Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market.

In order to avoid dividend dilution, it is expected that Loomis Sayles will reject purchase orders for shares of the Loomis Sayles Investment Grade Bond Fund in excess of $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the NYSE is open for business.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles has retirement plan forms available. The minimum initial investment for each Fund generally is $250,000 for Institutional Class shares (except for the Loomis Sayles Bond Fund), and $2,500 for Retail Class shares. Because Admin Class shares are purchased exclusively through intermediaries there is no minimum. The minimum initial investment for Institutional Class shares of the Loomis Sayles Bond Fund is $25,000. Each subsequent investment must be at least $50.

Loomis Sayles Funds may waive these minimums in its sole discretion.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 8314, Boston, MA 02266-8314, and we will resume separate mailings within 30 days.

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the NYSE is open, either through your financial adviser or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or by periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the NYSE for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You may make redemptions directly from each Fund either by mail or by telephone.

 . BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

       Loomis Sayles Funds
       PO Box 8314
       Boston, MA 02266-8314

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

 . BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at 800-626-9390. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee (currently $5) will be deducted from the proceeds of each wire.

   A telephone redemption request must be received by Loomis Sayles Funds prior to the close of regular trading on the New York Stock Exchange. If you telephone a redemption request after the Exchange closes or on a day when the Exchange is not open for business, Loomis Sayles Funds cannot accept the request, and you must make a new redemption request during regular trading on the Exchange.

   The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Loomis Sayles Funds or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

 . SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-626-9390 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:

.. If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
.. If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.

Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles in certain cases.

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES

You may exchange shares of a Fund for shares of the same Class of any Fund in the Loomis Sayles Funds series that offers that Class of shares, for shares of the same Class of Loomis Sayles Benchmark Core Bond Fund, a series of Loomis Sayles Investment Trust, or for shares of certain money market funds advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Since excessive exchange activity may interfere with portfolio management and may have an adverse effect on other shareholders of a Fund, the exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market. The Funds reserve the right to terminate or limit your exchange privilege if you make more than four exchanges in a calendar year. The Funds may terminate the exchange privilege upon 60 days' notice to shareholders.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.




                                    [Graphic]
Loomis Sayles Fixed Income Funds

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The table below provides further information on each Fund's dividend policy.


FUND                                                     DIVIDEND POLICY
------------------------------------------------------------------------------------
Loomis Sayles Bond Fund                       Generally, declares and pays dividends
Loomis Sayles U.S. Government Securities Fund               quarterly
------------------------------------------------------------------------------------
Loomis Sayles Global Bond Fund                Generally, declares and pays dividends
Loomis Sayles Benchmark Core Bond Fund                       annually
------------------------------------------------------------------------------------
Loomis Sayles Investment Grade Bond Fund      Generally, declares and pays dividends
                                                             monthly
------------------------------------------------------------------------------------

Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. The Funds typically will make capital gain distributions annually, but the Funds may make more frequent capital gain distributions.

You may choose to:

.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of the distributions or have the distributions transferred through Automated Clearing House
  ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences. You should consult your tax adviser for more information on how an investment in a Fund will affect your own tax situation. Distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of net short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, less any net long-term capital losses, are taxable as ordinary income. Properly designated distributions of net long-term capital gains, which result from the sale of securities that a Fund has held for more than one year, less any net short-term capital losses, are taxable as long-term capital gains (generally, taxable at a maximum rate of 20%). Distributions from the Loomis Sayles U.S. Government Securities Fund typically are expected to be taxable as ordinary income.

Distributions of income and capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above.

A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on those securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

In addition to income tax on a Fund's distributions, any gain that results if your shares are sold or redeemed generally is subject to income tax. An exchange of Fund shares for shares of another Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 800-626-9390.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BENCHMARK CORE BOND FUND (INSTITUTIONAL CLASS)

                                                     Year Ended
                           --------------------------------------------------------------
                           Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,   Dec. 31,
                             2002+      2001       2000       1999      1998*       1997
------------------------------------------------------------------------------------------
Net asset value,
 beginning of period        $ 10.80    $ 10.51    $ 10.55    $ 11.49   $ 10.66    $ 10.14
                            -------    -------    -------    -------   -------    -------
Income from investment
 operations--
 Net investment income         0.60##     0.71##     0.69##     0.61      0.50       0.39
 Net realized and
   unrealized gain
   (loss) on investments       0.09       0.47      (0.12)     (0.76)     0.33       0.55
                            -------    -------    -------    -------   -------    -------
   Total from investment
    operations                 0.69       1.18       0.57      (0.15)     0.83       0.94
                            -------    -------    -------    -------   -------    -------
Less distributions--
 Dividends from net
   investment income          (0.90)     (0.89)     (0.61)     (0.64)     0.00      (0.39)
 Distributions from net
   realized capital gains      0.00       0.00       0.00      (0.15)     0.00#     (0.03)
                            -------    -------    -------    -------   -------    -------
   Total distributions        (0.90)     (0.89)     (0.61)     (0.79)     0.00      (0.42)
                            -------    -------    -------    -------   -------    -------
Net asset value, end of
 period                     $ 10.59    $ 10.80    $ 10.51    $ 10.55   $ 11.49    $ 10.66
                            =======    =======    =======    =======   =======    =======
Total return (%)**              6.9       11.9        5.8       (1.4)      7.8++      9.2
Net assets, end of
 period (000)               $17,594    $16,476    $16,107    $22,584   $19,341    $16,110
Ratio of net expenses to
 average net assets
 (%)***                        0.45       0.47       0.53       0.65      0.65+++    0.65
Ratio of gross expenses
 to average net assets
 (%)                           1.28       1.08       0.90       1.15      1.27+++    1.80
Ratio of net investment
 income to average net
 assets (%)                    5.77       6.78       6.74       6.14      6.08+++    6.34
Portfolio turnover
 rate (%)                        94         85         69         29        45++       59

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the period ended September 30, 2002, the effect of this change to the Institutional Class was a decrease to net investment income by $0.03 per share, an increase to net realized and unrealized gain (loss) on investments by $0.03 per share and a decrease to the ratio of net investment income to average net assets from 6.10% to 5.77% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++  Periods less than one year are not annualized.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
#   Amount is less than $0.01 per share.
## Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES BENCHMARK CORE BOND FUND (RETAIL CLASS)

                                                          FOR THE PERIOD ENDED
                                                          SEPTEMBER 30, 2002+*
                                                          --------------------
Net asset value, beginning of period                             $10.04
                                                                 ------
Income from investment operations--
  Net investment income                                            0.20#
  Net realized and unrealized gain (loss) on investments           0.34
                                                                 ------
   Total from investment operations                                0.54
                                                                 ------
Net asset value, end of period                                   $10.58
                                                                 ======
Total return (%)**                                                  5.4++
Net assets, end of period (000)                                     $13
Ratio of net expenses to average net assets (%)***                 0.70+++
Ratio of gross expenses to average net assets (%)                214.46+++
Ratio of net investment income to average net assets (%)           4.60+++
Portfolio turnover rate (%)                                          94++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the period ended September 30, 2002, the effect of this change to the Retail Class was a decrease to net investment income by $0.03 per share, an increase to net realized and unrealized gain (loss) on investments by $0.03 per share and a decrease to the ratio of net investment income to average net assets from 5.39% to 4.60% on an annualized basis.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
*  Commencement of operations on May 1, 2002 through September 30, 2002.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BENCHMARK CORE BOND FUND (ADMIN CLASS)

                           FOR THE PERIOD ENDED
                           SEPTEMBER 30, 2002+*
                           --------------------
-----------------------------------------------
Net asset value,
 beginning of period             $ 10.04
                                 -------
Income from investment
 operations--
 Net investment income              0.19#
 Net realized and
   unrealized gain
   (loss) on investments            0.34
                                 -------
   Total from investment
    operations                      0.53
                                 -------
Net asset value, end of
 period                          $ 10.57
                                 =======
Total return (%)**                   5.3++
Net assets, end of
 period (000)                         11
Ratio of net expenses to
 average net assets
 (%)***                             0.95+++
Ratio of gross expenses
 to average net assets
 (%)                              217.13+++
Ratio of net investment
 income to average net
 assets (%)                         4.33+++
Portfolio turnover
 rate (%)                             94++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the period ended September 30, 2002, the effect of this change to the Admin Class was a decrease to net investment income by $0.03 per share, an increase to net realized and unrealized gain (loss) on investments by $0.03 per share and a decrease to the ratio of net investment income to average net assets from 5.11% to 4.33% on an annualized basis.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
*  Commencement of operations on May 1, 2002 through September 30, 2002.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement the Fund's ratio of operating expenses would have been higher.
# Per share net investment income has been determined on the basis of weighted average number of shares outstanding during the period.

LOOMIS SAYLES BOND FUND (INSTITUTIONAL CLASS)

                                                          Year Ended
                           ------------------------------------------------------------------------
                            Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30,    Sept. 30,    Dec. 31,
                              2002+       2001        2000        1999         1998*        1997
----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period       $    10.39  $    11.53  $    11.70  $    12.30  $    12.83    $    12.38

                           ----------  ----------  ----------  ----------  ----------    ----------
Income from investment
 operations--
  Net investment income          0.82#       0.94#       0.96        0.98        0.69          0.86
  Net realized and
   unrealized gain
   (loss) on
   investments                  (0.06)      (0.91)      (0.20)      (0.06)      (0.78)         0.67
                           ----------  ----------  ----------  ----------  ----------    ----------
   Total from
    investment
    operations                   0.76        0.03        0.76        0.92       (0.09)         1.53
                           ----------  ----------  ----------  ----------  ----------    ----------
Less distributions--
  Dividends from net
   investment income            (0.82)      (1.17)      (0.93)      (1.00)      (0.44)        (0.86)
  Distributions from net
   realized capital gains        0.00        0.00        0.00       (0.52)       0.00         (0.22)
                           ----------  ----------  ----------  ----------  ----------    ----------
   Total distributions          (0.82)      (1.17)      (0.93)      (1.52)      (0.44)        (1.08)
                           ----------  ----------  ----------  ----------  ----------    ----------
Net asset value, end of
 period                    $    10.33  $    10.39  $    11.53  $    11.70  $    12.30    $    12.83
                           ==========  ==========  ==========  ==========  ==========    ==========
Total return (%)**                7.5         0.3         6.7         7.6        (0.9)++       12.7
Net assets, end of
 period (000)              $1,172,286  $1,383,951  $1,670,825  $1,541,834  $1,455,312    $1,261,910
Ratio of net expenses to
 average net
 assets (%)***                   0.75        0.75        0.75        0.75        0.75+++       0.75
Ratio of gross expenses
 to average net
 assets (%)                      0.79        0.78        0.76        0.75        0.76+++       0.77
Ratio of net investment
 income to average net
 assets (%)                      7.76        8.52        8.32        8.15        7.34+++       7.36
Portfolio turnover
 rate (%)                          22          20          17          33          24++          41

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the impact to the Institutional Class per share net investment income and net realized and unrealized gain
   (loss) was less than $.01. The ratio of net investment income to average net assets for the Institutional Class decreased from 7.77% to 7.76% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES BOND FUND (RETAIL CLASS)

                                                       Year Ended
                                   ------------------------------------------------    Jan. 2** to
                                   Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,    Dec. 31,
                                     2002+     2001      2000      1999      1998*        1997
---------------------------------------------------------------------------------------
Net asset value, beginning of
 period                             $ 10.39   $ 11.52   $ 11.69   $ 12.29   $ 12.82      $ 12.38
                                    -------   -------   -------   -------   -------      -------
Income from investment
 operations--
  Net investment income                0.79#     0.91#     0.92      0.96      0.66         0.84#
  Net realized and unrealized
   gain (loss) on investments         (0.05)    (0.91)    (0.19)    (0.08)    (0.77)        0.65
                                    -------   -------   -------   -------   -------      -------
   Total from investment
    operations                         0.74      0.00      0.73      0.88     (0.11)        1.49
                                    -------   -------   -------   -------   -------      -------
Less distributions--
  Dividends from net
   investment income                  (0.80)    (1.13)    (0.90)    (0.96)    (0.42)       (0.83)
  Distributions from net realized
   capital gains                       0.00      0.00      0.00     (0.52)     0.00        (0.22)
                                    -------   -------   -------   -------   -------      -------
   Total distributions                (0.80)    (1.13)    (0.90)    (1.48)    (0.42)       (1.05)
                                    -------   -------   -------   -------   -------      -------
Net asset value, end of period      $ 10.33   $ 10.39   $ 11.52   $ 11.69   $ 12.29      $ 12.82
                                    =======   =======   =======   =======   =======      =======
Total return (%)***                     7.3       0.1       6.5       7.3      (1.1)++      12.4++
Net assets, end of period (000)     $61,845   $77,035   $78,039   $55,490   $53,908      $33,240
Ratio of net expenses to average
 net assets (%)****                    1.00      1.00      1.00      1.00      1.00+++      1.00+++
Ratio of gross expenses to average
 net assets (%)                        1.14      1.13      1.08      1.04      1.06+++      1.20+++
Ratio of net investment income
 to average net assets (%)             7.51      8.28      8.10      7.90      7.13+++      7.09+++
Portfolio turnover rate (%)              22        20        17        33        24++         41++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the impact to the Retail Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Retail Class decreased from 7.53% to 7.51% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++  Periods less than one year are not annualized.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES BOND FUND (ADMIN CLASS)

                                                     Year Ended
                                       --------------------------------------  Jan. 2* to
                                       Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                         2002+     2001      2000      1999       1998
-------------------------------------------------------------------------------
Net asset value, beginning of period    $10.38    $11.52    $11.69    $12.28     $12.83
                                        ------    ------    ------    ------     ------
Income from investment operations--
  Net investment income                   0.76#     0.88#     0.86      0.92#      0.47
  Net realized and unrealized gain
   (loss) on investments                 (0.05)    (0.92)    (0.16)    (0.06)     (0.62)
                                        ------    ------    ------    ------     ------
   Total from investment operations       0.71     (0.04)     0.70      0.86      (0.15)
                                        ------    ------    ------    ------     ------
Less distributions--
  Dividends from net investment
   income                                (0.77)    (1.10)    (0.87)    (0.93)     (0.40)
  Distributions from net realized
   capital gains                          0.00      0.00      0.00     (0.52)      0.00
                                        ------    ------    ------    ------     ------
   Total distributions                   (0.77)    (1.10)    (0.87)    (1.45)     (0.40)
                                        ------    ------    ------    ------     ------
Net asset value, end of period          $10.32    $10.38    $11.52    $11.69     $12.28
                                        ======    ======    ======    ======     ======
Total return (%)**                         7.0      (0.3)      6.2       7.1       (1.3)++
Net assets, end of period (000)         $6,383    $5,498    $3,736    $1,548     $  630
Ratio of net expenses to average net
 assets (%)***                            1.25      1.25      1.25      1.25       1.25+++
Ratio of gross expenses to average net
 assets would have been (%)               1.68      1.71      1.98      2.38       6.32+++
Ratio of net investment income to
 average net assets (%)                   7.22      8.02      7.90      7.66       7.45+++
Portfolio turnover rate (%)                 22        20        17        33         24++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the impact to the Admin Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Admin Class decreased from 7.24% to 7.22% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
*  Commencement of operations on January 2, 1998.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES GLOBAL BOND FUND (INSTITUTIONAL CLASS)

                                                          Year Ended
                                 -----------------------------------------------------------
                                 Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                   2002+     2001      2000      1999      1998*       1997
---------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                           $ 11.08   $ 10.93   $ 12.60   $ 11.93   $ 11.83    $ 12.35
                                  -------   -------   -------   -------   -------    -------
Income from investment
 operations--
  Net investment income              0.68#     0.72#     0.76#     0.79      0.53       0.71
  Net realized and unrealized
   gain (loss) on investments        0.92      0.07     (1.33)     0.87     (0.43)     (0.42)
                                  -------   -------   -------   -------   -------    -------
   Total from investment
    operations                       1.60      0.79     (0.57)     1.66      0.10       0.29
                                  -------   -------   -------   -------   -------    -------
Less distributions--
  Dividends from net
   investment income                 0.00     (0.60)    (0.67)    (0.70)     0.00      (0.81)
  Distributions from net
   realized capital gains            0.00     (0.04)    (0.43)    (0.29)     0.00       0.00
                                  -------   -------   -------   -------   -------    -------
   Total distributions               0.00     (0.64)    (1.10)    (0.99)     0.00      (0.81)
                                  -------   -------   -------   -------   -------    -------
Net asset value, end of period    $ 12.68   $ 11.08   $ 10.93   $ 12.60   $ 11.93    $ 11.83
                                  =======   =======   =======   =======   =======    =======
Total return (%)**                   14.4       7.7      (5.0)     14.2       0.9++      2.3
Net assets, end of period (000)   $44,810   $37,681   $37,035   $34,154   $29,860    $28,401
Ratio of net expenses to average
 net assets (%)***                   0.90      0.90      0.90      0.90      0.90+++    0.90
Ratio of gross expenses to
 average net assets (%)              1.07      1.09      1.12      1.10      1.18+++    1.22
Ratio of net investment income
 to average net asset (%)            5.78      6.65      6.64      6.32      6.00+++    5.88
Portfolio turnover rate (%)            65        58        17        42        28++       75

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the effect of this change to the Institutional Class was a decrease to net investment income by $0.01 per share, an increase to net realized and unrealized gain (loss) on investments by $0.01 per share and a decrease to the ratio of net investment income to average net assets from 5.89% to 5.78% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES GLOBAL BOND FUND (RETAIL CLASS)

                                                         Year Ended
                                     -----------------------------------------------    Jan. 2** to
                                     Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                       2002+     2001      2000      1999      1998*       1997
----------------------------------------------------------------------------------------
Net asset value, beginning of period  $ 11.06   $ 10.91   $ 12.57   $11.91    $11.83      $12.35
                                      -------   -------   -------   ------    ------      ------
Income from
 investment operations--
  Net investment income                  0.65#     0.69#     0.73#    0.76#     0.44        0.63#
  Net realized and unrealized gain
   (loss) on investments                 0.91      0.07     (1.32)    0.86     (0.36)      (0.37)
                                      -------   -------   -------   ------    ------      ------
   Total from investment
    operations                           1.56      0.76     (0.59)    1.62      0.08        0.26
                                      -------   -------   -------   ------    ------      ------
Less distributions--
  Dividends from net investment
   income                                0.00     (0.57)    (0.64)   (0.67)     0.00       (0.78)
  Distributions from net realized
   capital gains                         0.00     (0.04)    (0.43)   (0.29)     0.00        0.00
                                      -------   -------   -------   ------    ------      ------
   Total distributions                   0.00     (0.61)    (1.07)   (0.96)     0.00       (0.78)
                                      -------   -------   -------   ------    ------      ------
Net asset value, end of period        $ 12.62   $ 11.06   $ 10.91   $12.57    $11.91      $11.83

                                      =======   =======   =======   ======    ======      ======
Total return (%)***                      14.1       7.4      (5.2)    13.8       0.7++       2.0++
Net assets, end of period (000)       $12,103   $10,375   $11,721   $7,106    $6,376      $4,694
Ratio of net expenses to average net
 assets (%)****                          1.15      1.15      1.15     1.15      1.15+++     1.15+++
Ratio of gross expenses to average
 net assets (%)                          1.47      1.47      1.51     1.61      1.78+++     2.44+++
Ratio of net investment income to
 average net assets (%)                  5.53      6.42      6.41     6.08      5.77+++     5.60+++
Portfolio turnover rate (%)                65        58        17       42        28++        75++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the effect of this change to the Retail Class was a decrease to net investment income by $0.01 per share, an increase to the net realized and unrealized gain
    (loss) on investments by $0.01 per share and a decrease to the ratio of net investment income to average net assets from 5.63% to 5.53% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++  Periods less than one year are not annualized.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighed average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (INSTITUTIONAL CLASS)

                                                     Fiscal Year Ended
                                     -----------------------------------------------    Jan. 2** to
                                     Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                       2002+     2001      2000      1999      1998*       1997
----------------------------------------------------------------------------------------
Net asset value, beginning of period  $10.09    $ 9.92    $ 9.96    $10.28    $10.59      $10.00
                                      ------    ------    ------    ------    ------      ------
Income from investment
 operations--
  Net investment income                 0.62#     0.65#     0.73#     0.76      0.52        0.65
  Net realized and unrealized gain
   (loss) on investments                0.09      0.18     (0.05)    (0.12)    (0.50)       0.77
                                      ------    ------    ------    ------    ------      ------
   Total from investment
    operations                          0.71      0.83      0.68      0.64      0.02        1.42
                                      ------    ------    ------    ------    ------      ------
Less distributions--
  Dividends from net investment
   income                              (0.55)    (0.66)    (0.72)    (0.70)    (0.33)      (0.71)
  Distributions from net realized
   capital gains                       (0.02)     0.00      0.00     (0.26)     0.00       (0.12)
                                      ------    ------    ------    ------    ------      ------
   Total distributions                 (0.57)    (0.66)    (0.72)    (0.96)    (0.33)      (0.83)
                                      ------    ------    ------    ------    ------      ------
Net asset value, end of period        $10.23    $10.09    $ 9.92    $ 9.96    $10.28      $10.59

                                      ======    ======    ======    ======    ======      ======
Total return (%)***                      7.2       8.6       7.2       6.5       0.0++      14.5++
Net assets, end of period (000)       $7,874    $8,549    $2,905    $2,427    $2,778      $2,445
Ratio of net expenses to average net
 assets (%)****                         0.55      0.55      0.55      0.55      0.55+++     0.55+++
Ratio of gross expenses to average
 net assets (%)                         1.13      1.36      3.23      2.87      4.19+++     7.59+++
Ratio of net investment income to
 average net assets (%)                 6.08      6.43      7.35      6.83      6.68+++     6.74+++
Portfolio turnover rate (%)               39        15        23        42        48++       112++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002 the effect to the Institutional Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Institutional Class decreased from 6.10% to 6.08% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++   Periods less than one year are not annualized.
+++  Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (RETAIL CLASS)1

                                                                         Year Ended
                                                               ---------------------------
                                For the Period  For the Period
                                 Jan. 31, 2002   Oct. 1, 2000                                 Jan. 2** to
                                      to              to       Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                Sept. 30, 2002+ Dec. 18, 2000    2000      1999      1998*       1997
---------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                             $ 10.18         $ 9.91      $ 9.95    $10.27    $10.59      $10.00
                                    -------         ------      ------    ------    ------      ------
Income from investment
 operations--
  Net investment income                0.39#          0.13#       0.71#     0.64      0.48        0.62#
  Net realized and unrealized
   gain (loss) on investments          0.04           0.24       (0.05)    (0.03)    (0.49)       0.78
                                    -------         ------      ------    ------    ------      ------
   Total from investment
    operations                         0.43           0.37        0.66      0.61     (0.01)       1.40
                                    -------         ------      ------    ------    ------      ------
Less distributions--
  Dividends from net
   investment income                  (0.38)         (0.14)      (0.70)    (0.67)    (0.31)      (0.69)
  Distributions from net
   realized capital gains              0.00           0.00        0.00     (0.26)     0.00       (0.12)
                                    -------         ------      ------    ------    ------      ------
   Total distributions                (0.38)         (0.14)      (0.70)    (0.93)    (0.31)      (0.81)
                                    -------         ------      ------    ------    ------      ------
Net asset value, end of period      $ 10.23         $10.14      $ 9.91    $ 9.95    $10.27      $10.59
                                    =======         ======      ======    ======    ======      ======
Total return (%)***                     4.3            3.8++       6.9       6.2      (0.2)++     14.3++
Net assets, end of period (000)     $    11         $2,426      $2,250    $2,561    $1,743      $  862
Ratio of net expenses to
 average net assets (%)****            0.80           0.80+++     0.80      0.80      0.80+++     0.80+++
Ratio of gross expenses to
 average net assets would
 have been (%)                       191.59           1.91+++     3.01      3.20      5.25+++    10.95+++
Ratio of net investment income
 to average net assets (%)             5.85           6.31+++     7.16      6.60      6.43+++     6.51+++
Portfolio turnover rate (%)              39              1++        23        42        48++       112++

1 Retail Class shares of the Loomis Sayles Investment Grade Bond Fund were converted into Institutional Class shares on December 18, 2000. Institutional Class shares have been outstanding since January 2, 1997. The Class recommenced operations on January 31, 2002.
+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002 the effect to the Retail Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Retail Class decreased from 5.88% to 5.85% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized. The portfolio turnover rate as of September 30, 2001 was 15%.
+++ Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (ADMIN CLASS)

                                                           For the Period
                                                           Jan. 31, 2002
                                                                 to
                                                          Sept. 30, 2002+*
--------------------------------------------------------------------------
Net asset value, beginning of period                          $ 10.18
                                                              -------
Income from investment operations--
  Net investment income                                          0.38#
  Net realized and unrealized gain (loss) on investments         0.04
                                                              -------
   Total from investment operations                              0.42
                                                              -------
Less distributions--
  Dividends from net investment income                          (0.37)
  Distributions from net realized capital gains                  0.00
                                                              -------
   Total distributions                                          (0.37)
                                                              -------
Net asset value, end of period                                $ 10.23
                                                              =======
Total return (%)**                                                4.2++
Net assets, end of period (000)                               $    11
Ratio of net expenses to average net assets (%)***               1.05+++
Ratio of gross expenses to average net assets (%)              192.21+++
Ratio of net investment income to average net assets (%)         5.62+++
Portfolio turnover rate (%)                                        39++

+ As required, effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the effect to the Admin Class per share net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the Admin Class decreased from 5.63% to 5.62% on an annualized basis.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
*  Commencement of operations on January 31, 2002.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND (INSTITUTIONAL CLASS)

                                                         Year Ended
                                -----------------------------------------------------------
                                Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                  2002+     2001      2000      1999      1998*       1997
--------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                          $ 11.19   $ 10.62   $ 10.38   $ 11.41   $ 10.70    $ 10.08
                                 -------   -------   -------   -------   -------    -------
Income from investment
 operations--
  Net investment income             0.51#     0.62#     0.68      0.65      0.43       0.63
  Net realized and unrealized
   gain (loss) on investments       0.83      0.70      0.22     (1.03)     0.58       0.61
                                 -------   -------   -------   -------   -------    -------
   Total from investment
    operations                      1.34      1.32      0.90     (0.38)     1.01       1.24
                                 -------   -------   -------   -------   -------    -------
Less distributions--
  Dividends from net
   investment income               (0.59)    (0.75)    (0.66)    (0.65)    (0.30)     (0.62)
                                 -------   -------   -------   -------   -------    -------
Net asset value, end of period   $ 11.94   $ 11.19   $ 10.62   $ 10.38   $ 11.41    $ 10.70
                                 =======   =======   =======   =======   =======    =======
Total return (%)**                  12.4      12.9       9.1      (3.5)      9.6++     12.7
Net assets, end of period (000)  $13,492   $15,018   $11,495   $16,141   $29,246    $17,668
Ratio of operating expenses to
 average net assets (%)***          0.50      0.50      0.50      0.52      0.60+++    0.60
   Ratio of gross expenses to
    average net assets (%)          1.16      1.25      1.24      1.03      0.97+++    1.23
Ratio of net investment income
 to average net assets (%)          4.58      5.63      6.17      5.75      5.61+++    6.29
Portfolio turnover rate (%)          101       124        86        75        84++      156

+ As required effective October 1, 2001, the Funds have adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities and reclassifying paydown gains and losses to interest income for financial statement purposes only. For the year ended September 30, 2002 the effect of this change to the Fund was a decrease to net investment income by $0.06 per share and an increase to net realized and unrealized gain (loss) on investments by $0.06 per share. The ratio of net investment income to average net assets for the Fund decreased from 5.12% to 4.58% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The"D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk, such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.



                                    [Graphic]
Loomis Sayles Fixed Income Funds

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

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

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statements of additional information (SAIs) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAIs, the auditor's report and the most recent annual reports to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Funds' annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.

You may review and copy information about the Funds, including the SAIs, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' applicable file numbers as set forth below.

Loomis Sayles Benchmark Core Bond Fund
Loomis Sayles Investment Trust
File No. 811-8282

All Other Funds
Loomis Sayles Funds
File No. 811-6241

One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com

[LOGO] Loomis Sayles
LOOMIS SAYLES FUNDS
One Financial Center
Boston, MA 02111

Telephone: (800) 633-3330
www.loomissayles.com

                                           LOOMIS SAYLES AGGRESSIVE GROWTH FUND

                                                      LOOMIS SAYLES GROWTH FUND

                                        LOOMIS SAYLES INTERNATIONAL EQUITY FUND

                                                    LOOMIS SAYLES RESEARCH FUND

                                            LOOMIS SAYLES SMALL CAP GROWTH FUND

                                             LOOMIS SAYLES SMALL CAP VALUE FUND

                                                       LOOMIS SAYLES VALUE FUND

                                                   LOOMIS SAYLES WORLDWIDE FUND
[LOGO] LOOMIS SAYLES FUNDS
                                                  prospectus . february 1, 2003

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Funds.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY
  General Information                                                 1
  Loomis Sayles Aggressive Growth Fund                                2
  Loomis Sayles Growth Fund                                           4
  Loomis Sayles International Equity Fund                             6
  Loomis Sayles Research Fund                                         8
  Loomis Sayles Small Cap Growth Fund                                10
  Loomis Sayles Small Cap Value Fund                                 12
  Loomis Sayles Value Fund                                           14
  Loomis Sayles Worldwide Fund                                       16
  Summary of Principal Risks                                         18

EXPENSES OF THE FUNDS                                                22

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS
 AND RISK CONSIDERATIONS                                             24

MANAGEMENT                                                           34
  Investment Adviser                                                 34
  Portfolio Managers                                                 34
  Loomis Sayles' Past Performance as it Relates to the Research Fund 36
  Distribution Plans and Administrative and Other Fees               38

GENERAL INFORMATION                                                  39
  Pricing                                                            39
  How to Purchase Shares                                             39
  How to Redeem Shares                                               42
  How to Exchange Shares                                             44
  Dividends and Distributions                                        44
  Tax Consequences                                                   45

FINANCIAL HIGHLIGHTS                                                 46

RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Loomis Sayles Equity Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this summary.

This Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks, and performance. Each Fund's summary pages include a short discussion of some of the principal risks of investing in each Fund. A further discussion of these and other principal risks begins after these summary pages.

More detailed descriptions of the Funds, including some of the additional risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

The Risk/Return Summary includes bar charts showing each Fund's annual returns and tables showing each Fund's average annual returns. The bar charts and tables provide an indication of the historical risk of an investment in each Fund by showing:
.. how the Fund's performance varied from year-to-year over the life of the
  Fund; and
.. how the Fund's average annual returns for one year, five years (if applicable), ten years (if applicable), and over the life of the Fund compared to those of a broad-based securities market index.

A Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in a Fund. A Fund may not achieve its objective and is not intended to be a complete investment program. An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or their equivalent.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities (which may include securities offered in the secondary markets or in initial public offerings) of companies with market capitalizations that fall within the capitalization range of companies included in the Russell Midcap Growth Index, although the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in real estate investment trusts and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1 Until May 7, 1999, the Fund's name was the Loomis Sayles Mid-Cap Growth Fund.

                  [CHART]

1997   1998    1999   2000    2001    2002
-----  -----  ------  -----  ------  ------
22.7%  11.6%  197.8%  -5.6%  -49.4%  -36.5%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 83.4% (fourth quarter, 1999), and the Fund's worst quarter was down 38.7% (first quarter, 2001).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell Midcap Growth Index, a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-----------------------------------------------------------------------------------------------
                                                                                       Since
                                                                                     Inception
                                                                  1 Year    5 Years  (12/31/96)
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
RETURN BEFORE TAXES
 Institutional Class                                               -36.52%     0.16%     3.60%
 Retail Class                                                      -36.62%    -0.12%     3.31%
 Admin Class                                                       -36.77%    -0.47%     2.88%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                               -36.77%    -1.13%     1.92%
 Return After Taxes on Distributions and Sale of Fund Shares       -22.42%     0.10%     2.67%
Russell Midcap Growth Index                                        -27.41%    -1.82%     1.87%
(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Admin Class shares (July 31, 2000), performance shown for Admin Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Admin Class shares.

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional Class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but the Fund may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles first seeks to identify well-managed companies that it believes have a leading position within their industry. Loomis Sayles then targets those companies that it believes have the potential for strong revenue growth, accelerating earnings growth, and rising profit margins.

Loomis Sayles typically does not consider current income when making buy/sell decisions. Instead, Loomis Sayles looks for companies that it believes have dynamic earnings growth and prospects for high levels of profitability, sustainable competitive advantages driven by proprietary products or technologies, and solid management whose interests are aligned with those of the company's shareholders.

The Fund typically buys stocks of companies that Loomis Sayles believes are undervalued relative to future growth prospects. The Fund typically sells a stock when Loomis Sayles believes the company's expected earnings or competitive situation no longer meet Loomis Sayles' expectations.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                                    [CHART]

1993  1994   1995   1996   1997   1998   1999    2000    2001    2002
----  -----  -----  -----  -----  -----  -----  ------  ------  ------
9.2%  -3.7%  30.9%  19.9%  24.5%  12.9%  42.5%  -16.1%  -24.4%  -23.10%


The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 33.2% (fourth quarter, 1999), and the Fund's worst quarter was down 23.3% (fourth quarter, 2000).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

----------------------------------------------------------------------------------------------
                                                                                     Since
                                                                                   Inception
                                                   1 Year     5 Years   10 Years  (5/16/91)/3/
----------------------------------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND
RETURN BEFORE TAXES
 Institutional Class                                 -23.05%     -4.73%     4.90%        6.54%
 Retail Class                                        -23.09%     -4.95%     4.76%        6.41%
 Admin Class                                         -23.35%     -5.38%     4.38%        6.05%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                 -23.05%     -9.10%     0.65%        2.71%
 Return After Taxes on Distributions and Sale
 of Fund Shares                                      -14.15%     -4.28%     3.32%        4.79%
STANDARD & POOR'S 500 INDEX                          -22.10%     -0.59%     9.34%     9.51%/3/
(Index returns reflect no deduction for fees,
expenses or taxes)

For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (July 31, 2000), performance shown for those Classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail and Admin Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after-tax returns are shown for the Institutional class of the Fund. After-tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end following the Fund's inception date through December 31, 2002.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES INTERNATIONAL EQUITY FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in common stocks or other equity securities issued by companies headquartered or organized outside the United States. The Fund generally focuses on stocks of larger companies, but the Fund may invest in securities issued by companies of any size and in securities of issuers located in countries with emerging markets.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may engage in foreign currency hedging transactions and options and futures transactions and also may invest in real estate investment trusts, Rule 144A securities and, to the extent permitted by the Investment Company Act of 1940, investment companies.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS


BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                            [CHART]

1993   1994   1995  1996   1997   1998  1999     2000   2001    2002
-----  -----  ----  -----  -----  ----  -----  ------  ------   ----
38.5%  -1.8%  8.7%  18.3%  -1.0%  9.3%  90.2%  -27.7%  -22.9%  -19.0%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 65.8% (fourth quarter, 1999), and the Fund's worst quarter was down 18.5% (third quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the MSCI EAFE Index, an index that tracks the performance of more than 1,000 foreign stocks from 20 countries. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

---------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                   1 Year      5 Year   10 Years (5/10/91)/3/
---------------------------------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
RETURN BEFORE TAXES
 Institutional Class                                 -19.04%     -1.28%   4.98%      4.11%
 Retail Class                                        -19.32%     -1.60%   4.78%      3.94%
 Admin Class                                         -19.42%     -1.95%   4.33%      3.50%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                 -19.12%     -2.96%   2.94%      2.33%
 Return After Taxes on Distributions and Sale
 of Fund Shares                                      -11.69%     -1.40%   3.54%      2.90%
MSCI EAFE INDEX                                      -15.94%     -2.89%   4.00%      2.57%/3/
(Index returns reflect no deductions for fees,
expenses or taxes)

For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (July 31, 2000), performance shown for Retail and Admin Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail and Admin Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
/3/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.

LOOMIS SAYLES RESEARCH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund focuses on stocks of large capitalization companies, but may invest in companies of any size.

Loomis Sayles' industry research analysts, who are grouped in teams representing the sectors of the S&P 500 Index, meet by team to decide which securities to buy and sell. The teams meet regularly to compare fundamental trends across the various industries in the sectors and use this information along with common valuation procedures to determine which stocks are best positioned to outperform the industry or sector. Sell decisions are made when there is a deterioration in fundamentals, a stock reaches a target price, or when a more attractive opportunity is found. The Fund is "style neutral" -- Loomis Sayles uses a research-driven, company-by-company approach to identify stocks for the Fund, and invests without regard to the "growth" or "value" aspects of the Fund's overall portfolio. The Fund allocates its assets across sectors in weightings that are relatively similar to the S&P 500 Index.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities and, to the extent permitted by the Investment Company Act of 1940, investment companies.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year change in the performance of the Fund's Institutional Class shares./1/

   [CHART]

 2001     2002
------    ----
-13.6%   -21.8%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 13.6% (fourth quarter, 2001), and the Fund's worst quarter was down 18.3% (third quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.
         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

---------------------------------------------------------------------------------
                                                                         Since
                                                                       Inception
                                                              1 Year  (7/31/2000)
---------------------------------------------------------------------------------
LOOMIS SAYLES RESEARCH FUND
RETURN BEFORE TAXES
 Institutional Class                                          -21.77%   -18.37%
 Retail Class                                                 -22.00%   -18.58%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                          -21.91%   -18.52%
 Return After Taxes on Distributions and Sale of Fund Shares  -13.37%   -14.30%
STANDARD & POOR'S 500 INDEX  (Index returns reflect no        -22.10%   -17.05%
deduction for fees, expenses or taxes)

For periods before the inception of Retail Class shares (November 30, 2001), performance shown for Retail Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP GROWTH FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the remainder of its assets in companies of any size, including large capitalization companies.

In deciding which securities to buy and sell, Loomis Sayles seeks to identify companies that it believes have distinctive products, technologies, or services, dynamic earnings growth, prospects for high levels of profitability, and solid management. Loomis Sayles typically does not consider current income when making buy/sell decisions.

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. The Fund may engage in foreign currency hedging transactions, options and futures transactions, and securities lending. The Fund also may invest in Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                [CHART]

1997   1998   1999    2000    2001    2002
-----  -----  -----  ------  ------   ----
19.4%  18.7%  91.8%  -18.2%  -44.4%  -41.6%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 54.0% (fourth quarter, 1999), and the Fund's worst quarter was down 40.3% (third quarter, 2001).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Growth Index. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes. The Russell 2000 Index is comprised of the 2,000 smallest companies in the Russell 3,000 Index. The Russell 2000 Growth Index measures the performance of those Russell 2,000 companies with higher price-to-book ratios and higher forecasted growth values.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-------------------------------------------------------------------------------------------
                                                                                   Since
                                                                                 Inception
                                                                 1 Year  5 Years (12/31/96)
-------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
RETURN BEFORE TAXES
 Institutional Class                                             -41.56%  -9.55%   -5.26%
 Retail Class                                                    -41.64%  -9.76%   -5.47%
 Admin Class                                                     -41.80% -10.11%   -5.83%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/2/
 Return After Taxes on Distributions                             -41.56%  -9.77%   -5.78%
 Return After Taxes on Distributions and Sale of Fund shares     -25.52%  -7.09%   -3.99%
RUSSELL 2000 GROWTH INDEX                                        -30.26%  -6.59%   -3.58%
RUSSELL 2000 INDEX                                               -20.48%  -1.36%    2.25%
(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Admin Class shares (July 31, 2000), performance shown for Admin Class shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Admin Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term capital growth from investments in common stocks or other equity securities.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index, an index that tracks stocks of 2,000 of the smallest U.S. companies. The Fund may invest the rest of its assets in larger companies.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may engage in foreign currency hedging transactions and also may invest in real estate investment trusts, Rule 144A securities, and, to the extent permitted by the Investment Company Act of 1940, investment companies.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS


BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares./1/

                                    [CHART]

1993   1994   1995   1996   1997   1998   1999  2000   2001    2002
-----  -----  -----  -----  -----  -----  ----  -----  -----   -----
24.7%  -8.2%  32.1%  30.4%  26.0%  -1.1%  0.4%  23.2%  13.9   -13.3%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 18.1% (fourth quarter, 1998), and the Fund's worst quarter was down 18.6% (third quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Russell 2000 Index and the Russell 2000 Value Index. These indexes are unmanaged, have no operating costs, and are included in the table to facilitate your comparison of the Fund's performance to broad-based market indexes. The Russell 2000 Index is comprised of the 2,000 smallest companies of the Russell 3000 Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

-----------------------------------------------------------------------------------------------
                                                                                      Since
                                                                                    Inception
                                                         1 Year   5 Years 10 Years (5/13/91)/2/
-----------------------------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
RETURN BEFORE TAXES
 Institutional Class                                     -13.32%   3.86%   11.61%    13.63%
 Retail Class                                            -13.42%   3.60%   11.43%    13.48%
 Admin Class                                             -13.63%   3.30%   11.04%    13.10%
RETURN AFTER TAXES (INSTITUTIONAL CLASS ONLY)/3/
 Return After Taxes on Distributions                     -13.23%   2.47%    8.82%    10.80%
 Return After Taxes on Distributions and Sale of Fund
 Shares                                                   -8.12%   2.60%    8.41%    10.26%
RUSSELL 2000 VALUE INDEX                                 -11.43%   2.71%   10.85%    12.49%/2/
RUSSELL 2000 INDEX                                       -20.48%  -1.36%    7.15%     8.77%/2/
(Index returns reflect no deduction for fees, expenses or taxes)


For periods before the inception of Retail Class shares (December 31, 1996) and Admin Class shares (January 2, 1998), performance shown for those Classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Retail and Admin Class shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.
/3/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

LOOMIS SAYLES VALUE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is long-term growth of capital and income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities, including common stocks, convertible securities, and warrants. The Fund invests primarily in medium-sized and large-sized companies, although it may invest in companies of any size.

In deciding which securities to buy and sell, Loomis Sayles generally looks for companies that it believes are undervalued by the market in relation to earnings, dividends, assets, and growth prospects. The Fund's investments may include companies that have suffered significant business problems but that Loomis Sayles believes have favorable prospects for recovery.

Loomis Sayles does not consider current income when making buy/sell decisions. Loomis Sayles seeks to identify companies that it believes have, among other things, attractive price/earnings, price/book, and price/cash flow ratios. Loomis Sayles generally seeks to find value by selecting individual stocks that it believes are attractive, rather than by attempting to achieve investment growth by rotating the Fund's holdings among various sectors of the economy.

The Fund may invest up to 20% of its assets in securities of foreign issuers, including emerging markets securities. The Fund may invest in real estate investment trusts and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1 Until January 31, 2001, the Fund's name was the Loomis Sayles Core Value Fund.

                           [CHART]

1993   1994   1995   1996   1997   1998   1999   2000  2001    2002
-----  -----  -----  -----  -----  -----  -----  ----  -----  ------
11.9%  -0.9%  35.2%  21.2%  29.2%  10.5%  -1.3%  7.4%  -5.7%  -16.7%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 15.7% (fourth quarter, 1998), and the Fund's worst quarter was down 17.9% (third quarter, 2002).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

------------------------------------------------------------------------------------
                                                                             Since
                                                                           Inception
                                                  1 Year  5 Years 10 Years (5/13/91)
------------------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
RETURN BEFORE TAXES
 Institutional Class                              -16.69% -1.65%   8.01%     8.70%
RETURN AFTER TAXES/2/
 Return After Taxes on Distributions              -16.94% -3.06%   5.87%     6.69%
 Return After Taxes on Distributions and Sale of
 Fund Shares                                      -10.25% -1.48%   6.05%     6.71%
STANDARD & POOR'S 500 INDEX                       -22.10% -0.59%   9.34%     9.84%3
(Index returns reflect no deduction for fees,
expenses or taxes)

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES WORLDWIDE FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of capital appreciation and current income.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity and fixed income securities of U.S. and foreign issuers, including securities of issuers located in countries with emerging securities markets. Loomis Sayles' Global Asset Allocation Group allocates the Fund's assets among the following four sectors:
.. Domestic equities.
.. International equities.
.. Domestic fixed income securities.
.. International fixed income securities.

In deciding how to allocate the Fund's assets among the four sectors, Loomis Sayles' Global Asset Allocation Group attempts to determine the relative attractiveness of each of the four sectors based on fundamental factors such as economic cycles, relative interest rates, stock market valuations, and currency considerations.

In deciding which domestic and international equity securities to buy and sell, Loomis Sayles generally looks for companies that it believes have the potential for superior earnings growth relative to current value.

In deciding which domestic and international fixed income securities to buy and sell, Loomis Sayles generally looks for securities that it believes are undervalued and have the potential for credit upgrades. Loomis Sayles may hedge currency risk for the Fund if it believes the outlook for a particular foreign currency is unfavorable.

The Fund may engage in foreign currency hedging transactions and options and futures transactions. The Fund also may invest in collateralized mortgage obligations, zero coupon securities, when-issued securities, real estate investment trusts, and Rule 144A securities.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. foreign risk (the risk that the value of the Fund's foreign investments will fall as a result of foreign political, social, or economic changes);
.. currency risk (the risk that the value of the Fund's investments will fall as a result of changes in exchange rates);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally);
.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);

.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. derivatives risk (the risk that the value of the Fund's derivative investments will fall as a result of pricing difficulties or lack of correlation with the underlying investment);
.. liquidity risk (the risk that the Fund may be unable to find a buyer for its investments when it seeks to sell them); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Institutional Class shares.1

              [CHART]

1997  1998  1999    2000  2001   2002
----  ----  -----  -----  -----  -----
3.5%  3.0%  60.5%  -4.5%  -6.2%  -0.3%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 45.1% (fourth quarter, 1999), and the Fund's worst quarter was down 10.8% (third quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

--------------------------------------------------------------------------------------------
                                                                                    Since
                                                                                  Inception
                                                                  1 Year  5 Years (5/1/96)
--------------------------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
RETURN BEFORE TAXES
 Institutional Class                                               -0.27%  8.11%    8.00%
RETURN AFTER TAXES/2/
 Return After Taxes on Distributions                               -1.55%  3.42%    3.74%
 Return After Taxes on Distributions and Sale of Fund Shares       -0.18%  4.40%    4.52%
STANDARD & POOR'S 500 INDEX                                       -22.10% -0.59%    6.16%/3/
(Index returns reflect no deductions for fees, expenses or taxes)

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
/2/After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect a Fund's portfolio as a whole. Each Fund could be subject to additional principal risks because the types of investments made by each Fund can change over time.

MARKET RISK

This is the risk that the value of a Fund's investments will change as financial markets fluctuate and that prices overall may decline. The value of a company's stock may fall as a result of factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services. A stock's value also may fall because of factors affecting not just the company, but companies in its industry or in a number of different industries, such as increases in production costs. The value of a company's stock also may be affected by changes in financial market conditions, such as changes in interest rates or currency exchange rates. In addition, a company's stock generally pays dividends only after the company makes required payments to holders of its bonds or other debt. For this reason, the value of a company's stock will usually react more strongly than the company's bonds and other fixed income securities to actual or perceived changes in the company's financial condition or prospects.

Market risk generally is greater for Funds that invest substantially in small and medium-sized companies, such as the Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Small Cap Growth Fund, and the Loomis Sayles Small Cap Value Fund, since these companies tend to be more vulnerable to adverse developments than large companies. Furthermore, for Funds that invest in fixed income securities, market risk tends to be greater when a Fund invests in fixed income securities with longer maturities.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. A Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of a Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, a Fund that invests in foreign securities could lose its entire investment.

Funds that may invest in emerging markets, such as the Loomis Sayles International Equity Fund and the Loomis Sayles Worldwide Fund, may face greater foreign risk since emerging markets countries may be more likely to experience political and economic instability.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of a Fund's investments to decline. Each of the Funds is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Funds may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, each Fund faces this risk.

DERIVATIVES RISK

Each Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Funds may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Funds also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve a Fund's objective and could cause your investment in a Fund to lose value. Each Fund is subject to management risk because each Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited a Fund.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. Each of the Funds may be subject to credit risk to the extent that it invests in fixed income securities or over-the-counter transactions.

Funds that may invest a significant portion of their assets in foreign fixed income securities, such as the Loomis Sayles Worldwide Fund, are subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments.

Funds that invest in lower rated fixed income securities ("junk bonds") are subject to greater credit risk and market risk than Funds that invest in higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investment in fixed income securities, such as bonds, notes, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Increases in interest rates may cause the value of the Fund's investments to decline.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

EXPENSES OF THE FUNDS

The following tables present the expenses that you would pay if you buy and hold shares of a Fund.

None of the Funds imposes a sales charge, a redemption fee, or an exchange fee.

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                              TOTAL
                                                             ANNUAL      FEE
                                     DISTRIBUTION             FUND     WAIVER/
                          MANAGEMENT   (12B-1)     OTHER    OPERATING REIMBURSE-    NET
LOOMIS SAYLES FUND/CLASS     FEES        FEES     EXPENSES  EXPENSES    MENT*    EXPENSES*
------------------------------------------------------------------------------------------
AGGRESSIVE GROWTH FUND
  Institutional Class       0.75%       none        0.56%      1.31%     0.31%     1.00%
  Retail Class              0.75%       0.25%       0.45%      1.45%     0.20%     1.25%
  Admin Class               0.75%       0.25%       1.35%**    2.35%     0.85%     1.50%
------------------------------------------------------------------------------------------
GROWTH FUND
  Institutional Class       0.50%       none        0.82%      1.32%     0.47%     0.85%
  Retail Class              0.50%       0.25%       4.45%      5.20%     4.10%     1.10%
  Admin Class               0.50%       0.25%     141.39%**  142.14%   140.79%     1.35%
------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND
  Institutional Class       0.75%       none        0.68%      1.43%     0.43%     1.00%
  Retail Class              0.75%       0.25%       1.69%      2.69%     1.44%     1.25%
  Admin Class               0.75%       0.25%       2.88%**    3.88%     2.38%     1.50%
------------------------------------------------------------------------------------------
RESEARCH FUND***
  Institutional Class       0.50%       none        0.96%      1.46%     0.61%     0.85%
  Retail Class              0.50%       0.25%     213.14%    213.89%   212.79%     1.10%
------------------------------------------------------------------------------------------
SMALL CAP GROWTH FUND
  Institutional Class       0.75%       none        0.32%      1.07%     0.07%     1.00%
  Retail Class              0.75%       0.25%       0.33%      1.33%     0.08%     1.25%
  Admin Class               0.75%       0.25%       2.01%**    3.01%     1.51%     1.50%
------------------------------------------------------------------------------------------
SMALL CAP VALUE FUND****
  Institutional Class       0.75%       none        0.21%      0.96%     0.06%     0.90%
  Retail Class              0.75%       0.25%       0.20%      1.20%     0.05%     1.15%
  Admin Class               0.75%       0.25%       0.53%**    1.53%     0.13%     1.40%
------------------------------------------------------------------------------------------
VALUE FUND
  Institutional Class       0.50%       none        0.40%      0.90%     0.05%     0.85%
------------------------------------------------------------------------------------------
WORLDWIDE FUND
  Institutional Class       0.75%       none        1.68%      2.43%     1.43%     1.00%
------------------------------------------------------------------------------------------

 * Reflects Loomis Sayles' contractual obligation to limit the Funds' expenses through February 1, 2004.
 ** Other expenses include an administrative fee of 0.25% for Admin Class shares.
 ***Expense information for the Loomis Sayles Research Fund has been restated to reflect a contractual reduction in the management fee and expense limitation, effective December 3, 2001.
****Expense information for the Loomis Sayles Small Cap Value Fund has been restated to reflect a contractual reduction in the expense limitation, effective March 1, 2002.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in a Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.

FUND/CLASS                              1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
---------------------------------------------------------------------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND
  Institutional Class                    $102    $  385   $  688    $1,552
  Retail Class                           $127    $  439   $  773    $1,718
  Admin Class                            $153    $  652   $1,178    $2,621
---------------------------------------------------------------------------
LOOMIS SAYLES GROWTH FUND
  Institutional Class                    $ 87    $  372   $  678    $1,549
  Retail Class                           $112    $1,191   $2,265    $4,931
  Admin Class                            $137        **       **        **
---------------------------------------------------------------------------
LOOMIS SAYLES INTERNATIONAL EQUITY FUND
  Institutional Class                    $102    $  410   $  741    $1,676
  Retail Class                           $127    $  698   $1,296    $2,916
  Admin Class                            $153    $  965   $1,796    $3,957
---------------------------------------------------------------------------
LOOMIS SAYLES RESEARCH FUND
  Institutional Class                    $ 87    $  402   $  739    $1,694
  Retail Class                           $112        **       **        **
---------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP GROWTH FUND
  Institutional Class                    $102    $  333   $  583    $1,299
  Retail Class                           $127    $  414   $  721    $1,594
  Admin Class                            $153    $  788   $1,449    $3,221
---------------------------------------------------------------------------
LOOMIS SAYLES SMALL CAP VALUE FUND
  Institutional Class                    $ 92    $  300   $  525    $1,173
  Retail Class                           $117    $  376   $  655    $1,450
  Admin Class                            $143    $  471   $  822    $1,812
---------------------------------------------------------------------------
LOOMIS SAYLES VALUE FUND
  Institutional Class                    $ 87    $  282   $  494    $1,103
---------------------------------------------------------------------------
LOOMIS SAYLES WORLDWIDE FUND
  Institutional Class                    $102    $  621   $1,166    $2,657
---------------------------------------------------------------------------

 * Expenses shown for each class, include the fee waiver/reimbursement for the first year of each period.
 **Based on the annual average net assets as of September 30, 2002, without the expense reimbursement the expenses of the class would exceed the initial investment during the second year. As a result, a shareholder would incur expenses over the three, five and ten year periods totaling $10,883 for the Loomis Sayles Growth Fund Admin Class and $10,910 for the Loomis Sayles Research Fund Admin Class.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

MORE INFORMATION ABOUT THE FUNDS' INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on each Fund's investments and risk considerations. Except for any investment policies that are identified as "fundamental," the investment objectives, investment policies and strategies of each Fund may be changed without a vote of its shareholders.

Each of the Funds may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Funds, while others are secondary investment strategies for the Funds.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the the Securities and Exchange Commission (the "SEC"), the Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

Each Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of any applicable exemptive relief granted by the SEC, a Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, a Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, each of the Funds may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. A Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of each Fund. Each Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

  GROWTH STOCKS Stocks of companies that Loomis Sayles believes have earnings that will grow faster than the economy as a whole are known as growth stocks. The Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Growth Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Small Cap Growth Fund generally invest a significant portion of their assets in growth stocks. Growth stocks typically trade at higher multiples of current earnings than other stocks. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If Loomis Sayles' assessment of the prospects for a company's earnings growth is wrong, or if its judgment of how other investors will value the company's earnings growth is wrong, then the price of that company's stock may fall or may not approach the value that Loomis Sayles has placed on it.

  VALUE STOCKS Stocks of companies that are not expected to experience significant earnings growth, but whose stocks Loomis Sayles believes are undervalued compared to their true worth, are known as value stocks. The Loomis Sayles Value Fund and the Loomis Sayles Small Cap Value Fund generally invest a significant portion of their assets in value stocks. These companies may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If Loomis Sayles' assessment of a company's prospects is wrong, or if other investors do not eventually recognize the value of the company, then the price of the company's stock may fall or may not approach the value that Loomis Sayles has placed on it.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

WHEN-ISSUED SECURITIES

A "when-issued" security involves a Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time a Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If a Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that could affect the value of investments in those countries. A Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

A Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of a Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which a Fund's holdings are denominated will result in a change in the U.S. dollar value of a Fund's assets and the Fund's income available for distribution.

In addition, although part of a Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Funds in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce a Fund's net income available for distribution to shareholders.

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions are an effort to protect the value of specific portfolio positions or to anticipate changes in relative values of



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS
currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which a Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, a Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Funds may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Funds might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Funds may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

REPURCHASE AGREEMENTS

A repurchase agreement involves a Fund buying securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for a Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REITs will not qualify for the corporate dividends-received deduction.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve a Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. Funds may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Funds own or intend to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If a Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by a Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by a Fund and futures contracts held by a Fund may fluctuate based on a variety of market and economic factors. In



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS
some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in a Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When a Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable a Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), a Fund is at risk that the other party to the transaction will default on its obligations, or will not permit a Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the U.S. and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

SECURITIES LENDING

Securities lending involves a Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of a Fund for any particular period. If a Fund holds fixed income securities, the net asset value of the Fund's shares will vary as a result of changes in the value of the fixed income securities in the Fund's portfolio. A Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

ZERO COUPON SECURITIES

These securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. A Fund investing in zero coupon securities is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS
make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by a Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

INVESTMENT COMPANIES

Investment companies, including companies such as iShares and "SPDRs," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder in an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and will remain subject to the investment company's advisory and administration fees with respect to the assets so invested.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. A Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

SWAP TRANSACTIONS

A Fund may enter into an interest rate or currency swap transaction primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, and/or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. A swap transaction involves an agreement (typically with a bank or a brokerage firm as counterparty) to exchange two streams of payments (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Funds oversees each of the Funds and supervises the Funds' investment adviser, Loomis, Sayles & Company, L.P. ("Loomis Sayles"), which is located at One Financial Center, Boston, Massachusetts 02110.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for each Fund and for managing each Fund's other affairs and business, including providing executive and other personnel for the management of each Fund.

As previously described in the "Expenses of the Funds" section, each Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, for these services. These fees are expressed as a percentage of the Fund's average net assets:



FUND                                    MANAGEMENT FEE
------------------------------------------------------
Loomis Sayles Aggressive Growth Fund         .75%
------------------------------------------------------
Loomis Sayles Growth Fund                    .50%
------------------------------------------------------
Loomis Sayles International Equity Fund      .75%
------------------------------------------------------
Loomis Sayles Research Fund                  .50%
------------------------------------------------------
Loomis Sayles Small Cap Growth Fund          .75%
------------------------------------------------------
Loomis Sayles Small Cap Value Fund           .75%
------------------------------------------------------
Loomis Sayles Value Fund                     .50%
------------------------------------------------------
Loomis Sayles Worldwide Fund                 .75%
------------------------------------------------------

PORTFOLIO MANAGERS

The following persons have had primary responsibility for the day-to-day management of each indicated Fund's portfolio since the date stated below. Except as noted, each of these portfolio managers has been employed by Loomis Sayles for at least five years.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND Christopher R. Ely, David L. Smith, and Philip C. Fine, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since 1999.

LOOMIS SAYLES GROWTH FUND Mark B. Baribeau, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since 1999. Pamela N. Czekanski and Richard D. Skaggs, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as co-portfolio managers of the Fund since 2000.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND Alex Muromcew, John Tribolet, and Eswar Menon, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since 1999. Prior to joining Loomis Sayles in 1999, Mr. Muromcew was a portfolio manager at Nicholas Applegate Capital Management since 1996. Prior to joining Loomis Sayles in 1999, Mr. Tribolet was a portfolio manager at Nicholas Applegate Capital Management since 1997. From 1995 to 1997, he was a full-time MBA student at the University of Chicago. Prior to joining Loomis Sayles in 1999, Mr. Menon was a portfolio manager at Nicholas Applegate Capital Management since 1995.

LOOMIS SAYLES RESEARCH FUND Lauriann Kloppenburg, Vice President of Loomis Sayles Funds and Vice President and Director of Equity Research of Loomis Sayles, leads a team of Loomis Sayles research analysts in managing the Fund.

LOOMIS SAYLES SMALL CAP GROWTH FUND Christopher R. Ely, Philip C. Fine, and David L. Smith have served as portfolio managers of the Fund since its inception in 1996.

LOOMIS SAYLES SMALL CAP VALUE FUND Joseph R. Gatz and Daniel G. Thelen, Vice Presidents of Loomis Sayles Funds and of Loomis Sayles, have served as portfolio managers of the Fund since 2000.

LOOMIS SAYLES VALUE FUND Jeffrey W. Wardlow, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1991. Warren Koontz, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the Fund since 2000. James Carroll, Vice President of Loomis Sayles, has served as portfolio manager of the Fund since 2002.

LOOMIS SAYLES WORLDWIDE FUND Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as the portfolio manager of the domestic fixed income securities sector of the Fund since its inception in 1996. David Rolley, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as portfolio manager of the international fixed income securities sector of the Fund since 2000. Robert Ix, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as the portfolio manger of the domestic equity securities sector of the Fund since September 2002. Alex Muromcew, John Tribolet, and Eswar Menon have served as portfolio managers of the international equity securities sector of the fund since 1999.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES' PAST PERFORMANCE AS IT RELATES TO THE RESEARCH FUND

Prior performance of the Loomis Sayles Private Account (the "Private Account") represents the total returns of a segment of the Loomis Sayles Pension Plan managed by Loomis Sayles. The investment objective, policies and strategies of the Loomis Sayles Research Fund are substantially similar to those of the Private Account. The Private Account is not subject to expenses, and the performance information shown below for the Private Account is adjusted to give effect to the expenses for the Fund's Institutional Class.

This information is provided merely to illustrate the past performance of the Private Account measured against a specified market index and does not represent the performance of the Fund. Investors should not consider this performance data as an indication of the future performance of the Fund or Loomis Sayles. The Private Account is not subject to frequent inflows and outflows of assets as are most mutual funds, including the Fund. Such inflows and outflows of assets make it more difficult to manage the Fund and thus may adversely affect its performance relative to the Private Account. In addition, the Private Account is not subject to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940, as amended, and Subchapter M of the Internal Revenue Code of 1986, as amended. Consequently, the performance results for the Private Account could have been lower than what is shown had it been regulated as a registered investment company under federal securities laws.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Private Account.

                               [CHART]

 1993   1994   1995   1996   1997   1998   1999   2000    2001    2002
 -----  -----  -----  -----  -----  -----  -----  -----  ------  ------
 16.7%  -0.7%  33.3%  26.9%  29.3%  34.0%  15.7%  -3.6%  -13.6%  -22.2%

The Private Account's returns (and the Loomis Sayles Research Fund's returns) will vary. For example, during the period shown in the bar chart, the Private Account's best quarter was up 10.1% (fourth quarter, 1998), and the Private Account's worst quarter was down 16.8% (fourth quarter, 1998).

PERFORMANCE TABLE The following table compares the performance of the Private Account and the Loomis Sayles Research Fund to the Standard & Poor's 500 Index, a commonly used benchmark of U.S. equity securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Private Account's performance and the Fund's performance to a broad-based market index.

           AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDED DECEMBER 31, 2002

-----------------------------------------------------------------------------------------
                                                                        Since     Since
                                                                      Inception Inception
                                                                         of      of the
                                                                       Private  Research
                                                                       Account    Fund
                                             1 Year  5 Years 10 Years (10/1/90) (7/31/00)
-----------------------------------------------------------------------------------------
LOOMIS SAYLES PRIVATE ACCOUNT                 -22.2%   -0.1%   9.2%     11.7%     18.5%
LOOMIS SAYLES RESEARCH FUND/1/
RETURN BEFORE TAXES
 Institutional Class                          -21.8%     N/A    N/A       N/A    -18.4%
STANDARD & POOR'S 500 INDEX                   -21.1%   -0.6%   9.4%     11.4%    -17.1%
(Index Returns reflect no fees, expenses or
taxes)

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

DISTRIBUTION PLANS AND ADMINISTRATIVE AND OTHER FEES

For the Retail Class and Admin Class shares of the Funds, the Funds have adopted distribution plans under Rule 12b-1 of the Investment Company Act of 1940 that allow the Funds to pay fees for the sale and distribution of Retail and Admin Class shares and for services provided to shareholders. This 12b-1 fee currently is .25% of a Fund's average daily net assets attributable to the shares of a particular Class. Because these fees are paid out of the Funds' assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Admin Class shares of the Loomis Sayles Aggressive Growth Fund, the Loomis Sayles Growth Fund, the Loomis Sayles International Equity Fund, the Loomis Sayles Small Cap Growth Fund, and the Loomis Sayles Small Cap Value Fund are offered exclusively through intermediaries, who will be the record owners of the shares. Admin Class shares of these Funds may pay an administrative fee at an annual rate of up to .25% of the average daily net assets attributable to Admin Class shares to securities dealers or financial intermediaries for providing personal service and account maintenance for their customers who hold these shares.

Loomis Sayles may pay certain broker-dealers and financial intermediaries whose customers are existing shareholders of the Funds a continuing fee at an annual rate of up to .25% of the value of Fund shares held for those customers' accounts, although this continuing fee is paid by Loomis Sayles out of its own assets and is not assessed against the Fund.

GENERAL INFORMATION

PRICING

The price of each Fund's shares is based on its net asset value ("NAV"). The NAV per share of each Class equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the Exchange is open for trading.

Each Fund values its investments for which market quotations are readily available at market value. Each Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. Each Fund values all other investments and assets at fair value.

Each Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of a Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of each Fund in several ways:

 . BY MAIL You can mail a completed application form, which is available by calling Loomis Sayles Funds at 800-626-9390, for the desired Fund or Funds, along with a check payable to State Street Bank and Trust Company for the amount of your purchase to:

       Loomis Sayles Funds
       P.O. Box 8314
       Boston, MA 02266-8314

 . THROUGH A FINANCIAL ADVISER Your financial adviser will be responsible for furnishing all necessary documents to Loomis Sayles Funds. Your financial adviser may charge you for his or her services.

 . THROUGH SYSTEMATIC INVESTING You can make regular investments of $50 or more per month through automatic deductions from your bank



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS
   checking or savings account. Application forms are available through your financial adviser or by calling Loomis Sayles at 800-626-9390.

 . THROUGH A BROKER-DEALER You may purchase shares of the Funds through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330). Your broker may charge you a fee for effecting such transactions.

Each Fund sells its shares at the NAV next calculated after the Fund receives a properly completed investment order. The Fund generally must receive your properly completed order before the close of regular trading on the NYSE for your shares to be bought or sold at the Fund's NAV on that day.

Shares of each Fund may be purchased by (1) cash, (2) exchanging shares of the same Class of any other Fund, provided the value of the shares exchanged meets the investment minimum of the Fund, (3) exchanging securities acceptable to Loomis Sayles Funds, or (4) a combination of such methods. The exchange of securities for shares of a Fund is subject to various restrictions, as described in the Statement of Additional Information.

All purchases made by check should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Funds will not accept checks made payable to anyone other than State Street Bank and Trust Company (including checks made payable to you) or starter checks. In addition, the Funds will not accept checks drawn on credit card accounts. When you make an investment by check or by periodic account investment, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

After your account has been established, you may send subsequent investments directly to Loomis Sayles Funds at the above address. Please include either the account identification slip detached from your account statement or a note containing the Fund's name, your account number and your name, address, telephone number, and social security number.

You also may wire subsequent investments to the Funds by using the following wire instructions:

  State Street Bank and Trust Company
  225 Franklin Street
  Boston, MA 02110
  ABA No. 011000028
  DDA 9904-622-9
  (Your account number)
  Attn: Custody and Shareholder Services
  (Name of Fund)

Your bank may charge a fee for transmitting funds by wire.

A Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders. In particular, a Fund will ordinarily reject any purchase order that appears to be part of a pattern of transactions intended to take advantage of short-term swings in the market.

Each Fund's shares may be purchased by all types of tax-deferred retirement plans. If you wish to open an individual retirement account (IRA) with a Fund, Loomis Sayles has retirement plan forms available.

The minimum initial investment for each Fund generally is $250,000 for Institutional Class shares and $2,500 for Retail Class shares. Because Admin Class shares are purchased exclusively through intermediaries, there is no investment minimum. Each subsequent investment must be at least $50.

Loomis Sayles Funds reserves the right to waive these minimums in its sole discretion.

In our continuing effort to reduce your Fund's expenses and amount of mail that you receive from Loomis Sayles Funds, we will mail only a single copy of prospectuses, proxy statement and financial reports to your household. Additional copies may be obtained by calling 800-633-3330.

This program will continue in effect unless you notify us that you do not want to participate in this combined mailing program. If you wish to receive separate mailings for each Fund you own in the future, please call us at the telephone number above or mail your written request to Loomis Sayles Funds, P.O. Box 8314, Boston MA 02266-8314, and we will resume separate mailings within 30 days of your request.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

HOW TO REDEEM SHARES

You can redeem shares of each Fund any day the New York Stock Exchange is open, either through your financial adviser or directly from the Fund. If you are redeeming shares that you purchased within the past 15 days by check or by periodic account investment, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be sent to you via first class mail on the business day after your request is received in good order. Because large redemptions are likely to require liquidation by the Fund of portfolio holdings, payment for large redemptions may be delayed for up to seven days to provide for orderly liquidation of such holdings. Under unusual circumstances, the Funds may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Funds reserve the right to redeem shares in kind.

REDEMPTIONS THROUGH YOUR FINANCIAL ADVISER Your adviser must receive your request in proper form before the close of regular trading on the New York Stock Exchange for you to receive that day's NAV. Your adviser will be responsible for furnishing all necessary documents to Loomis Sayles on a timely basis and may charge you for his or her services.

REDEMPTIONS DIRECTLY FROM THE FUNDS Loomis Sayles Funds must receive your redemption request in proper form before the close of regular trading on the NYSE in order for you to receive that day's NAV.

You may make redemptions directly from each Fund either by mail or by telephone.

 . BY MAIL Send a signed letter of instruction that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, social security number, and the number of shares or dollar amount to be redeemed to the following address:

       Loomis Sayles Funds
       P.O. Box 8314
       Boston, MA 02266-8314

   If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

 . BY TELEPHONE You may redeem shares by calling Loomis Sayles Funds at
   800-626-9390. Proceeds from telephone redemption requests can be wired to your bank account or sent by check in the name of the registered owner(s) to the record address.

   Before Loomis Sayles Funds can wire redemption proceeds to your bank account, you must provide specific wire instructions to Loomis Sayles Funds in writing. A wire fee (currently $5) will be deducted from the proceeds of each wire.

   A telephone redemption request must be received by Loomis Sayles Funds prior to the close of regular trading on the New York Stock Exchange. If you telephone a redemption request after the Exchange closes or on a day when the Exchange is not open for business, Loomis Sayles Funds cannot accept the request, and you must make a new redemption request during regular trading on the Exchange.

   The maximum value of shares that you may redeem by telephone is $50,000. For your protection, telephone redemption requests will not be permitted if Loomis Sayles Funds or the Fund has been notified of an address change for your account within the preceding 30 days. Unless you indicate otherwise on your account application, Loomis Sayles Funds will be authorized to accept redemption and transfer instructions by telephone. If you prefer, you can decline telephone redemption and transfer privileges.

   The telephone redemption privilege may be modified or terminated by the Funds without notice. Certain of the telephone redemption procedures may be waived for holders of Institutional Class shares.

 . SYSTEMATIC WITHDRAWAL PLAN If the value of your account is $25,000 or more, you can have periodic redemptions automatically paid to you or to someone you designate. Please call 800-626-9390 for more information or to set up a systematic withdrawal plan.

SIGNATURE GUARANTEE You must have your signature guaranteed by a bank, broker-dealer, or other financial institution that can issue a signature guarantee for the following types of redemptions:

.. If you are redeeming shares worth more than $50,000.
.. If you are requesting that the proceeds check be made out to someone other than the registered owner(s) or sent to an address other than the record address.
.. If the account registration has changed within the past 30 days.
.. If you are instructing us to wire the proceeds to a bank account not designated on the application.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

Please note that a notary public cannot provide a signature guarantee. This guaranteed signature requirement may be waived by Loomis Sayles in certain cases.

REDEMPTION BY THE FUNDS If you own fewer shares than the minimum set by the Trustees, each Fund may redeem your shares and send you the proceeds.

HOW TO EXCHANGE SHARES

You may exchange shares of a Fund for shares of the same Class of any other Fund in the Loomis Sayles Funds series that offers that Class of shares, for shares of the same class of Loomis Sayles Benchmark Core Bond Fund, a series of Loomis Sayles Investment Trust, or for shares of certain money market funds advised by CDC IXIS Asset Management Advisers, L.P., an affiliate of Loomis Sayles.

The value of Fund shares that you wish to exchange must meet the investment minimum of the new fund. Please call 800-633-3330 (option 3) prior to requesting this transaction.

You may make an exchange by sending a signed letter of instruction or by telephone, unless you have elected on your account application to decline telephone exchange privileges.

Since excessive exchange activity may interfere with portfolio management and may have an adverse effect on other shareholders of a Fund, the exchange privilege should not be viewed as a means for taking advantage of short-term swings in the market. The Funds reserve the right to terminate or limit your exchange privilege if you make more than four exchanges in a calendar year. The Funds may terminate the exchange privilege upon 60 days' notice to shareholders.

Please remember that an exchange may be a taxable event for federal and/or state income tax purposes, so that you may realize a gain or loss that is subject to income tax.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of each Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. Each of the Funds generally declares and pays such dividends annually. Each Fund also distributes all of its net capital gains realized from the sale of portfolio securities. The Funds typically will make capital gain distributions annually, but the Funds may make more frequent capital gain distributions.

You may choose to:

.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of the distributions or have the distributions transferred through Automated Clearing House
  ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences. You should consult your tax adviser for more information on how an investment in a Fund will affect your own tax situation. Distributions of investment income from each of the Funds are taxable as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated the capital gains, rather than by how long you have owned your shares of the Fund. Distributions of net short-term capital gains, which result from the sale of securities that a Fund had held for one year or less, less any net long-term capital losses, are taxable as ordinary income. Properly designated distributions of net long-term capital gains, which result from the sale of securities that a Fund has held for more than one year, less any net short-term capital losses, are taxable as long-term capital gains (generally, taxable at a maximum rate of 20%).

Distributions of income and capital gains are taxable whether you receive them in cash or reinvest them in additional shares. If a dividend or distribution is made shortly after you purchase shares of a Fund, while in effect a return of capital to you, the dividend or distribution is taxable, as described above.

A Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease a Fund's yield on these securities. Shareholders may be entitled to claim a credit or deduction with respect to foreign taxes. In addition, a Fund's investment in foreign securities may increase or accelerate a Fund's recognition of income and may affect the timing or amount of a Fund's distributions.

A Fund's investments in certain debt obligations may cause the Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

In addition to income tax on a Fund's distributions, any gain that results if your shares are sold or redeemed generally is subject to income tax. An exchange of Fund shares for shares of another Fund will be treated as a sale of Fund shares and any gain on the transaction may be subject to federal income tax.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

FINANCIAL HIGHLIGHTS

The financial highlights tables below are intended to help you understand each Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in each Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and each Fund's financial statements are included in the Funds' annual reports to shareholders, which are available free of charge by calling 800-626-9390.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND (INSTITUTIONAL CLASS)

                                                      Year Ended
                            -----------------------------------------------------------
                                                                                           Jan. 2** to
                             Sept. 30,    Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30,   Dec. 31,
                               2002         2001         2000         1999        1998*       1997
------------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                   $ 13.56      $ 47.71      $ 20.08      $ 10.51      $11.49      $10.00
                             -------      -------      -------      -------      ------      ------
Income from investment
 operations--
  Net investment income
   (loss)                      (0.13)***    (0.20)***    (0.26)***    (0.09)***   (0.03)      (0.03)
  Net realized and
   unrealized gains (loss)
   on investments              (2.73)      (33.43)       29.11        10.05       (0.95)       2.26
                             -------      -------      -------      -------      ------      ------
   Total from investment
    operations                 (2.86)      (33.63)       28.85         9.96       (0.98)       2.23
                             -------      -------      -------      -------      ------      ------
Less distributions--
  Dividends from net
   investment income            0.00         0.00         0.00         0.00        0.00       (0.12)
  Distributions from net
   realized capital gains       0.00        (0.52)       (1.22)       (0.39)       0.00       (0.62)
                             -------      -------      -------      -------      ------      ------
   Total distributions          0.00        (0.52)       (1.22)       (0.39)       0.00       (0.74)
                             -------      -------      -------      -------      ------      ------
Net asset value, end of
 period                      $ 10.70      $ 13.56      $ 47.71      $ 20.08      $10.51      $11.49
                             =======      =======      =======      =======      ======      ======
Total return (%)****           (21.1)       (71.1)       147.8         97.9        (8.5)+      22.7+
Net assets, end of period
 (000)                       $13,421      $16,347      $62,364      $13,308      $2,073      $1,848
Ratio of net expenses to
 average net assets
 (%)*****                       1.00         1.00         1.00         1.00        1.00++      1.00++
Ratio of gross expenses to
 average net assets (%)         1.31         1.13         1.11         2.96        7.13++      9.35++
Ratio of net investment
 income (loss) to average
 net assets (%)                (0.91)       (0.75)       (0.66)       (0.56)      (0.35)++    (0.38)++
Portfolio turnover rate (%)      220          258          191          199          82+        174+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES AGGRESSIVE GROWTH FUND (RETAIL CLASS)

                                                     Year Ended
                            ----------------------------------------------------------
                                                                                          Jan. 2** to
                             Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30,   Sept. 30,   Dec. 31,
                               2002         2001         2000        1999        1998*       1997
-----------------------------------------------------------------------------------------------------
Net asset value,
 beginning of period         $ 13.41      $ 47.33     $  19.99      $10.49      $11.49      $10.00
                             -------      -------     --------      ------      ------      ------
Income from investment
 operations--
  Net investment income
   (loss)                      (0.16)***    (0.25)***    (0.38)***   (0.14)***   (0.05)      (0.06)
  Net realized and
   unrealized gain (loss)
   on investments              (2.70)      (33.15)       28.94       10.03       (0.95)       2.27
                             -------      -------     --------      ------      ------      ------
   Total from investment
    operations                 (2.86)      (33.40)       28.56        9.89       (1.00)       2.21
                             -------      -------     --------      ------      ------      ------
Less distributions--
  Dividends from net
   investment income            0.00         0.00         0.00        0.00        0.00       (0.10)
  Distributions from net
   realized capital gains       0.00        (0.52)       (1.22)      (0.39)       0.00       (0.62)
                             -------      -------     --------      ------      ------      ------
   Total distributions          0.00        (0.52)       (1.22)      (0.39)       0.00       (0.72)
                             -------      -------     --------      ------      ------      ------
Net asset value, end of
 period                      $ 10.55      $ 13.41     $  47.33      $19.99      $10.49      $11.49
                             =======      =======     ========      ======      ======      ======
Total return (%)****           (21.3)       (71.2)       147.0        97.5        (8.7)+      22.4+
Net assets, end of
 period (000)                $26,885      $41,456     $110,824      $1,175      $   85      $   74
Ratio of net expenses
 to average net
 assets (%)*****                1.25         1.25         1.25        1.25        1.25++      1.25++
Ratio of gross expenses to
 average net assets (%)         1.45         1.37         1.35        9.05       27.97++     36.58++
Ratio of net investment
 income (loss) to average
 net assets (%)                (1.16)       (1.01)       (0.89)      (0.80)      (0.60)++    (0.67)++
Portfolio turnover rate (%)      220          258          191         199          82+        174+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

LOOMIS SAYLES AGGRESSIVE GROWTH FUND (ADMIN CLASS)

                                                          Year Ended
                                                    -------------------
                                                    Sept. 30,  Sept. 30,    Jul. 31* to
                                                      2002       2001      Sept. 30, 2000
-----------------------------------------------------------------------------------------
Net asset value, beginning of period                 $13.38     $ 47.31        $40.38
                                                     ------     -------        ------
Income from investment operations--
  Net investment income (loss)                        (0.20)**    (0.26)**      (0.09)**
  Net realized and unrealized gain (loss) on
   investments                                        (2.67)     (33.15)         7.02
                                                     ------     -------        ------
   Total from investment operations                   (2.87)     (33.41)         6.93
                                                     ------     -------        ------
Less distributions--
  Distributions from net realized capital gains        0.00       (0.52)         0.00
                                                     ------     -------        ------
Net asset value, end of period                       $10.51     $ 13.38        $47.31
                                                     ======     =======        ======
Total return (%)***                                   (21.5)      (71.3)         17.2+
Net assets, end of period (000)                      $2,562     $ 2,406        $    0
Ratio of net expenses to average net assets (%)****    1.50        1.50          1.50++
Ratio of gross expenses to average net assets (%)      2.35        2.92          1.60++
Ratio of net investment income (loss) to average
 net assets (%)                                       (1.41)      (1.35)        (1.14)++
Portfolio turnover rate (%)                             220         258           191+

*   Commencement of operations on July 31, 2000.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES GROWTH FUND (INSTITUTIONAL CLASS)

                                                                   Year Ended
                                         -------------------------------------------------------------
                                         Sept. 30,  Sept. 30,  Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                                           2002       2001       2000      1999      1998*       1997
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of period      $  4.23    $ 15.00    $ 11.17   $ 11.65   $ 12.63    $ 13.44
                                          -------    -------    -------   -------   -------    -------
Income from investment operations--
  Net investment income (loss)              (0.02)#    (0.02)#    (0.05)    (0.04)    (0.03)     (0.04)
  Net realized and unrealized gain
   (loss) on investments                    (0.46)     (7.42)      4.90      3.01     (0.95)      3.17
                                          -------    -------    -------   -------   -------    -------
   Total from investment operations         (0.48)     (7.44)      4.85      2.97     (0.98)      3.13
                                          -------    -------    -------   -------   -------    -------
Less distributions--
  Distributions from net realized
   capital gains                             0.00      (3.33)     (1.02)    (3.45)     0.00      (3.94)
                                          -------    -------    -------   -------   -------    -------
Net asset value, end of period            $  3.75    $  4.23    $ 15.00   $ 11.17   $ 11.65    $ 12.63
                                          =======    =======    =======   =======   =======    =======
Total return (%)**                          (11.4)     (50.8)      45.6      30.9      (7.8)+     24.5
Net assets, end of period (000)           $19,635    $21,653    $45,328   $28,235   $24,663    $32,149
Ratio of net expenses to average net
 assets (%)***                               0.85       0.85       0.85      0.85      0.85++     0.85
Ratio of gross expenses to average net
 assets (%)                                  1.32       1.24       1.01      1.18      1.02++     0.98
Ratio of net investment income (loss) to
 average net assets (%)                     (0.39)     (0.17)     (0.36)    (0.40)    (0.32)++   (0.26)
Portfolio turnover rate (%)                   192        281        203       164       118+       116

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES GROWTH FUND (RETAIL CLASS)

                                                Year Ended
                            -----------------------------------------------
                                                                               Jan. 2** to
                            Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30,   Dec. 31,
                              2002      2001      2000      1999      1998*       1997
------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                   $ 4.12    $14.80    $11.06    $11.59    $12.59      $13.44
                             ------    ------    ------    ------    ------      ------
Income from investment
 operations--
  Net investment income
   (loss)                     (0.03)#   (0.04)#   (0.07)    (0.06)    (0.03)      (0.07)
  Net realized and
   unrealized gains (loss)
   on investments             (0.44)    (7.31)     4.83      2.98     (0.97)       3.16
                             ------    ------    ------    ------    ------      ------
   Total from investment
    operations                (0.47)    (7.35)     4.76      2.92     (1.00)       3.09
                             ------    ------    ------    ------    ------      ------
Less distributions--
  Distributions from net
   realized capital gains      0.00     (3.33)    (1.02)    (3.45)     0.00       (3.94)
                             ------    ------    ------    ------    ------      ------
Net asset value, end of
 period                      $ 3.65    $ 4.12    $14.80    $11.06    $11.59      $12.59
                             ======    ======    ======    ======    ======      ======
Total return (%)***           (11.4)    (50.9)     45.3      30.6      (7.9)+      24.2+
Net assets, end of period
 (000)                       $  456    $  518    $1,028    $  649    $  516      $  194
Ratio of net expenses to
 average net assets (%)****    1.10      1.10      1.10      1.10      1.10++      1.10++
Ratio of gross expenses to
 average net assets (%)        5.20      4.11      3.29      4.43      4.74++     12.96++
Ratio of net investment
 income (loss) to average
 net assets (%)               (0.65)    (0.42)    (0.61)    (0.65)    (0.58)++    (0.42)++
Portfolio turnover rate (%)     192       281       203       164       118+        116+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES GROWTH FUND (ADMIN CLASS)

                                                          Year Ended
                                                     ------------------
                                                     Sept. 30,  Sept. 30,  Jul. 31* to
                                                       2002       2001    Sept. 30, 2000
----------------------------------------------------------------------------------------
Net asset value, beginning of period                  $  4.11    $14.79       $14.09
                                                      -------    ------       ------
Income from investment operations--
  Net investment income (loss)                          (0.04)#   (0.08)#      (0.02)
  Net realized and unrealized gain (loss) on
   investments                                          (0.44)    (7.27)        0.72
                                                      -------    ------       ------
   Total from investment operations                     (0.48)    (7.35)        0.70
                                                      -------    ------       ------
Less distributions--
  Distributions from net realized capital gains          0.00     (3.33)        0.00
                                                      -------    ------       ------
Net asset value, end of period                        $  3.63    $ 4.11       $14.79
                                                      =======    ======       ======
Total return (%)**                                      (11.7)    (50.9)         5.0+
Net assets, end of period (000)                       $    18    $    8            0
Ratio of net expenses to average net assets (%)***       1.35      1.35         1.35++
Ratio of gross expenses to average net assets (%)      142.14     68.34         1.50++
Ratio of net investment income (loss) to average net
 assets (%)                                             (0.85)    (0.94)       (0.87)++
Portfolio turnover rate (%)                               192       281          203+

*  Commencement of operations on July 31, 2000.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (INSTITUTIONAL CLASS)

                                                                      Year Ended
                                           --------------------------------------------------------------
                                           Sept. 30,  Sept. 30,   Sept. 30,  Sept. 30, Sept. 30,  Dec. 31,
                                             2002       2001        2000       1999      1998*      1997
-----------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $  9.61    $ 17.41   $  13.79     $ 10.74   $ 11.30   $ 13.16
                                            -------    -------   --------     -------   -------   -------
Income from investment operations--
  Net investment income (loss)                 0.04**     0.05**    (0.06)**     0.07      0.14      0.15**
  Net realized and unrealized gain (loss)
   on investments                             (1.83)     (5.91)      4.77        3.31     (0.70)    (0.27)
                                            -------    -------   --------     -------   -------   -------
   Total from investment operations           (1.79)     (5.86)      4.71        3.38     (0.56)    (0.12)
                                            -------    -------   --------     -------   -------   -------
Less distributions--
  Dividends from net investment
   income                                     (0.04)      0.00      (0.09)      (0.13)     0.00     (0.19)
  Distributions from net realized
   capital gains                               0.00      (1.94)     (1.00)      (0.20)     0.00     (1.55)
                                            -------    -------   --------     -------   -------   -------
   Total distributions                        (0.04)     (1.94)     (1.09)      (0.33)     0.00     (1.74)
                                            -------    -------   --------     -------   -------   -------
Net asset value, end of period              $  7.78    $  9.61   $  17.41     $ 13.79   $ 10.74   $ 11.30
                                            =======    =======   ========     =======   =======   =======
Total return (%)***                           (18.7)     (34.5)      34.4        32.0      (5.0)+    (1.0)
Net assets, end of period (000)             $44,101    $54,080   $107,792     $79,415   $68,464   $82,188
Ratio of net expenses to average net
 assets (%)****                                1.00       1.00       1.00        1.00      1.00++    1.00
Ratio of gross expenses to average net
 assets (%)                                    1.43       1.35       1.15        1.22      1.18++    1.16
Ratio of net investment income (loss) to
 average net assets (%)                        0.47       0.34      (0.32)       0.53      1.49++    1.12
Portfolio turnover rate (%)                     135        207        226         207        96+      119

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (RETAIL CLASS)

                                                        Year Ended
                                   ---------------------------------------------------
                                                                                         Jan. 2** to
                                   Sept. 30,  Sept. 30,  Sept. 30,   Sept. 30, Sept. 30,  Dec. 31,
                                     2002       2001       2000        1999      1998*      1997
----------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                             $ 9.50     $17.31     $13.73      $10.70    $11.28     $13.16
                                    ------     ------     ------      ------    ------     ------
Income from investment
 operations--
  Net investment income (loss)        0.02***    0.02***   (0.05)***    0.05      0.10       0.10***
  Net realized and unrealized
   gain (loss) on investments        (1.80)     (5.89)      4.67        3.28     (0.68)     (0.26)
                                    ------     ------     ------      ------    ------     ------
   Total from investment
    operations                       (1.78)     (5.87)      4.62        3.33     (0.58)     (0.16)

                                    ------     ------     ------      ------    ------     ------
Less distributions--
  Dividends from net investment
   income                            (0.02)      0.00      (0.04)      (0.10)     0.00      (0.17)
  Distributions from net realized
   capital gains                     (0.00)     (1.94)     (1.00)      (0.20)     0.00      (1.55)
                                    ------     ------     ------      ------    ------     ------
   Total distributions               (0.02)     (1.94)     (1.04)      (0.30)     0.00      (1.72)
                                    ------     ------     ------      ------    ------     ------
Net asset value, end of period      $ 7.70     $ 9.50     $17.31      $13.73    $10.70     $11.28
                                    ======     ======     ======      ======    ======     ======
Total return (%)****                 (18.8)     (34.7)      33.9        31.6      (5.1)+     (1.3)+
Net assets, end of period (000)     $1,338     $2,793     $5,588      $  261    $  150     $  233
Ratio of net expenses to average
 net assets (%)*****                  1.25       1.25       1.25        1.25      1.25++     1.25++
Ratio of gross expenses to average
 net assets (%)                       2.69       1.99       1.67       12.33     10.26++    16.24++
Ratio of net investment income
 (loss) to average net assets (%)     0.19       0.13      (0.26)       0.29      1.16++     0.73++
Portfolio turnover rate (%)            135        207        226         207        96+       119+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

LOOMIS SAYLES INTERNATIONAL EQUITY FUND (ADMIN CLASS)

                                                         Year Ended
                                                     -----------------
                                                     Sept. 30, Sept. 30,  Jul. 31* to
                                                       2002      2001    Sept. 30, 2000
---------------------------------------------------------------------------------------
Net asset value, beginning of period                  $ 9.49    $17.30       $17.62
                                                      ------    ------       ------
Income from investment operations--
  Net investment income (loss)                          0.00**    0.02**      (0.02)**
  Net realized and unrealized gain (loss) on
   investments                                         (1.80)    (5.89)       (0.30)
                                                      ------    ------       ------
   Total from investment operations                    (1.80)    (5.87)       (0.32)
                                                      ------    ------       ------
Less distributions--
  Distributions from net realized capital gains         0.00     (1.94)        0.00
                                                      ------    ------       ------
Net asset value, end of period                        $ 7.69    $ 9.49       $17.30
                                                      ======    ======       ======
Total return (%)***                                    (19.0)    (34.8)        (1.8)+
Net assets, end of period (000)                       $  978    $1,057       $    0
Ratio of net expenses to average net assets (%)****     1.50      1.50         1.50++
Ratio of gross expenses to average net assets (%)       3.88      2.01         1.77++
Ratio of net investment income (loss) to average net
 assets (%)                                            (0.03)     0.19        (0.83)++
Portfolio turnover rate (%)                              135       207          226+

*    Commencement of operations on July 31, 2000.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
**** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES RESEARCH FUND (INSTITUTIONAL CLASS)

                                                   Year Ended
                                               ------------------
                                               Sept. 30, Sept. 30,  July 31* to
                                                 2002      2001    Sept. 30, 2000
---------------------------------------------------------------------------------
Net asset value, beginning of period            $  6.85   $10.54       $10.00
                                                -------   ------       ------
Income from investment operations--
 Net investment income                             0.03#    0.01#        0.00
 Net realized and unrealized gain (loss) on
   investments                                    (1.16)   (3.65)        0.54
                                                -------   ------       ------
   Total from investment operations               (1.13)   (3.64)        0.54
                                                -------   ------       ------
Less distributions--
 Dividends from net investment income             (0.01)    0.00         0.00
 Distributions from net realized capital
   gains                                           0.00    (0.05)        0.00
                                                -------   ------       ------
   Total distributions                            (0.01)   (0.05)        0.00
                                                -------   ------       ------
Net asset value, end of period                  $  5.71   $ 6.85       $10.54
                                                =======   ======       ======
Total return (%)**                                (16.6)   (34.7)         5.4+
Net assets, end of period (000)                 $15,889   $4,245       $3,510
Ratio of net expenses to average net
 assets (%)***                                     0.89     1.15         1.15++
Ratio of gross expenses to average net
 assets (%)                                        1.46     4.26         8.02++
Ratio of net investment income (loss) to
 average net assets (%)                            0.36     0.09        (0.14)++
Portfolio turnover rate (%)                         130      171           20+

*  Commencement of operations on July 31, 2000.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

LOOMIS SAYLES RESEARCH FUND (RETAIL CLASS)

                                               Nov. 30, 2001* to
                                                Sept. 30, 2002
----------------------------------------------------------------
Net asset value, beginning of period                $  7.61
                                                    -------
Income from investment operations--
 Net investment income                                 0.01#
 Net realized and unrealized gain (loss) on
   investments                                        (1.92)
                                                    -------
   Total from investment operations                   (1.91)
                                                    -------
Less distributions--
 Dividends from net investment income                 (0.01)
                                                    -------
Net asset value, end of period                      $  5.69
                                                    =======
Total return (%)**                                    (25.2)+
Net assets, end of period (000)                     $    17
Ratio of net expenses to average net
 assets (%)***                                         1.10++
Ratio of gross expenses to average net
 assets (%)                                          213.89++
Ratio of net investment income to average
 net assets (%)                                        0.22++
Portfolio turnover rate (%)                             130+

*  Commencement of operations on November 30, 2001.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+  Periods less than one year are not annualized.
++ Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP GROWTH FUND (INSTITUTIONAL CLASS)

                                                           Year Ended
                                  ---------------------------------------------------------    Jan. 2** to
                                   Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30, Sept. 30,    Dec. 31,
                                     2002         2001         2000        1999      1998*        1997
-----------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                            $  8.83     $  26.98     $  16.74      $  9.83   $ 11.32      $10.00
                                   -------     --------     --------      -------   -------      ------
Income from investment
 operations--
  Net investment income (loss)       (0.08)***    (0.12)***    (0.16)***    (0.08)    (0.02)      (0.07)***
  Net realized and unrealized
   gain (loss) on investments        (2.40)      (17.06)       10.40         6.99     (1.47)       1.99
                                   -------     --------     --------      -------   -------      ------
   Total from investment
    operations                       (2.48)      (17.18)       10.24         6.91     (1.49)       1.92
                                   -------     --------     --------      -------   -------      ------
Less distributions--
  Dividends from net
   investment income                  0.00         0.00         0.00         0.00      0.00       (0.01)
  Distributions from net
   realized capital gains             0.00        (0.97)        0.00         0.00      0.00       (0.59)
                                   -------     --------     --------      -------   -------      ------
   Total distributions                0.00        (0.97)        0.00         0.00      0.00       (0.60)
                                   -------     --------     --------      -------   -------      ------
Net asset value, end of period     $  6.35     $   8.83     $  26.98      $ 16.74   $  9.83      $11.32
                                   =======     ========     ========      =======   =======      ======
Total return (%)****                 (28.1)       (65.2)        61.2         70.3     (13.2)+      19.4+
Net assets, end of period (000)    $42,415     $124,479     $262,147      $81,132   $17,174      $3,893
Ratio of net expenses to average
 net assets (%)*****                  1.00         0.99         0.92         1.00      1.00++      1.00++
Ratio of gross expenses to
 average net assets (%)               1.07         0.99         0.92         1.11      2.15 ++     5.81++
Ratio of net investment income
 (loss) to average net assets (%)    (0.90)       (0.74)       (0.62)       (0.80)    (0.53)++    (0.65)++
Portfolio turnover rate (%)            162          140          170          163       116+        211+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**  Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period. ****Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.

LOOMIS SAYLES SMALL CAP GROWTH FUND (RETAIL CLASS)

                                                       Year Ended
                               --------------------------------------------------------
                                                                                           Jan. 2** to
                                Sept. 30,    Sept. 30,    Sept. 30,   Sept. 30, Sept. 30,   Dec. 31,
                                  2002         2001         2000        1999      1998*       1997
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                         $  8.72      $ 26.74      $ 16.65      $ 9.80    $11.30      $10.00
                                -------      -------      -------      ------    ------      ------
Income from investment
 operations--
  Net investment income
   (loss)                         (0.10)***    (0.15)***    (0.24)***   (0.08)    (0.08)      (0.10)***
  Net realized and unrealized
   gain (loss) on
   investments                    (2.36)      (16.90)       10.33        6.93     (1.42)       1.99
                                -------      -------      -------      ------    ------      ------
   Total from investment
    operations                    (2.46)      (17.05)       10.09        6.85     (1.50)       1.89
                                -------      -------      -------      ------    ------      ------
Less distributions--
  Distribution from net
   realized capital gains          0.00        (0.97)        0.00        0.00      0.00       (0.59)
                                -------      -------      -------      ------    ------      ------
Net asset value, end of period  $  6.26      $  8.72      $ 26.74      $16.65    $ 9.80      $11.30
                                =======      =======      =======      ======    ======      ======
Total return (%)****              (28.2)       (65.3)        60.6        69.9     (13.3)+      19.2+
Net assets,
 end of period (000)            $32,135      $50,197      $69,416      $6,032    $1,057      $1,139
Ratio of net expenses to
 average net assets (%)*****       1.25         1.25         1.23        1.25      1.25++      1.25++
Ratio of gross expenses to
 average net assets (%)            1.33         1.26         1.23        1.80      3.70++      7.82++
Ratio of net investment
 income (loss) to average
 net assets (%)                   (1.15)       (1.01)       (0.92)      (1.04)    (0.80)++    (0.94)++
Portfolio turnover rate (%)         162          140          170         163       116+        211+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP GROWTH FUND (ADMIN CLASS)

                                                     Year Ended
                                               -------------------
                                               Sept. 30,  Sept. 30,    Jul. 31* to
                                                 2002       2001      Sept. 30, 2000
------------------------------------------------------------------------------------
Net asset value, beginning of period            $ 8.71     $ 26.73        $23.67
                                                ------     -------        ------
Income from investment operations--
 Net investment income (loss)                    (0.12)**    (0.17)**      (0.05)**
 Net realized and unrealized gain (loss) on
   investments                                   (2.35)     (16.88)         3.11
                                                ------     -------        ------
   Total from investment operations              (2.47)     (17.05)         3.06
                                                ------     -------        ------
Less distributions--
 Distribution from net realized capital gain      0.00       (0.97)         0.00
                                                ------     -------        ------
Net asset value, end of period                  $ 6.24     $  8.71        $26.73
                                                ======     =======        ======
Total return (%)***                              (28.4)      (65.3)         12.9+
Net assets, end of period (000)                 $1,078     $ 1,261        $    0
Ratio of net expenses to average net
 assets (%)****                                   1.50        1.50          1.50++
Ratio of gross expenses to average net
 assets (%)                                       3.01        3.56          1.50++
Ratio of net investment income (loss)
 to average net assets (%)                       (1.39)      (1.29)        (1.16)++
Portfolio turnover rate (%)                        162         140           170+

*   Commencement of operations on July 31, 2000.
** Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.

LOOMIS SAYLES SMALL CAP VALUE FUND (INSTITUTIONAL CLASS)

                                                               Year Ended
                                     --------------------------------------------------------------
                                     Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,  Dec. 31,
                                       2002       2001       2000       1999      1998*      1997
----------------------------------------------------------------------------------------------------
Net asset value, beginning of period $  19.89   $  20.42   $  17.33   $  15.60  $  18.62   $  17.39
                                     --------   --------   --------   --------  --------   --------
Income from investment
 operations--
  Net investment income                  0.10**     0.16**     0.14**     0.16      0.12       0.17
  Net realized and unrealized gain
   (loss) on investments                (0.36)      0.60       3.36       1.83     (3.14)      4.26
                                     --------   --------   --------   --------  --------   --------
   Total from investment
    operations                          (0.26)      0.76       3.50       1.99     (3.02)      4.43
                                     --------   --------   --------   --------  --------   --------
Less distributions--
  Dividends from net investment
   income                               (0.11)     (0.20)     (0.14)     (0.12)     0.00      (0.15)
  Distributions from net realized
   capital gains                        (2.24)     (1.09)     (0.27)     (0.14)     0.00      (3.05)
                                     --------   --------   --------   --------  --------   --------
   Total distributions                  (2.35)     (1.29)     (0.41)     (0.26)     0.00      (3.20)
                                     --------   --------   --------   --------  --------   --------
Net asset value, end of period       $  17.28   $  19.89   $  20.42   $  17.33  $  15.60   $  18.62
                                     ========   ========   ========   ========  ========   ========
Total return (%)***                      (2.6)       3.9       20.7       12.8     (16.2)+     26.0
Net assets, end of period (000)      $234,370   $215,439   $214,919   $301,496  $296,116   $245,177
Ratio of net expenses to average net
 assets (%)****                          0.94       0.98       0.93       0.90      0.92++     0.94
Ratio of gross expenses to average
 net assets (%)                          0.96       0.98       0.93       0.90      0.92++     0.94
Ratio of net investment income to
 average net assets (%)                  0.48       0.76       0.76       0.87      1.04++     0.97
Portfolio turnover
 rate (%)                                  86         98        102        113        78+        94

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES SMALL CAP VALUE FUND (RETAIL CLASS)

                                                   Year Ended
                            ------------------------------------------------------
                                                                                     Jan. 2** to
                            Sept. 30,   Sept. 30,   Sept. 30,   Sept. 30, Sept. 30,   Dec. 31,
                              2002        2001        2000        1999      1998*       1997
-------------------------------------------------------------------------------------------------
Net asset value, beginning
 of period                   $ 19.85     $ 20.38     $ 17.28     $ 15.57   $ 18.62     $ 17.39
                             -------     -------     -------     -------   -------     -------
Income from investment
 operations--
  Net investment income         0.05***     0.11***     0.10***     0.09      0.10        0.15***
  Net realized and
   unrealized gain (loss)
   on investments              (0.35)       0.60        3.36        1.84     (3.15)       4.21
                             -------     -------     -------     -------   -------     -------
   Total from investment
    operations                 (0.30)       0.71        3.46        1.93     (3.05)       4.36
                             -------     -------     -------     -------   -------     -------
Less distributions--
  Dividends from net
   investment income           (0.06)      (0.15)      (0.09)      (0.08)     0.00       (0.08)
  Distributions from net
   realized capital gains      (2.24)      (1.09)      (0.27)      (0.14)     0.00       (3.05)
                             -------     -------     -------     -------   -------     -------
   Total distributions         (2.30)      (1.24)      (0.36)      (0.22)     0.00       (3.13)
                             -------     -------     -------     -------   -------     -------
Net asset value, end of
 period                      $ 17.25     $ 19.85     $ 20.38     $ 17.28   $ 15.57     $ 18.62
                             =======     =======     =======     =======   =======     =======
Total return (%)****            (2.8)        3.6        20.4        12.4     (16.4)+      25.6+
Net assets, end of period
 (000)                       $86,816     $97,544     $92,698     $75,302   $54,060     $34,353
Ratio of net expenses to
 average net
 assets (%)*****                1.19        1.22        1.17        1.20      1.19++      1.25++
Ratio of gross expenses to
 average net assets (%)         1.20        1.22        1.17        1.20      1.19++      1.35++
Ratio of net investment
 income to average net
 assets (%)                     0.22        0.51        0.53        0.57      0.79++      0.79++
Portfolio turnover rate (%)       86          98         102         113        78+         94+

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
**   Commencement of operations on January 2, 1997.
*** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
**** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.

LOOMIS SAYLES SMALL CAP VALUE FUND (ADMIN CLASS)

                                                      Year Ended
                                      -----------------------------------------
                                                                                 Jan. 2* to
                                      Sept. 30,  Sept. 30,  Sept. 30,  Sept. 30, Sept. 30,
                                        2002       2001       2000       1999       1998
-------------------------------------------------------------------------------------------
Net asset value, beginning of
 period                                $ 19.80    $ 20.34    $ 17.24    $15.54     $18.62
                                       -------    -------    -------    ------     ------
Income from investment operations--
 Net investment income                    0.00**     0.05**     0.04**    0.04       0.03
 Net realized and unrealized gains
   (loss) on investments                 (0.35)      0.60       3.37      1.83      (3.11)
                                       -------    -------    -------    ------     ------
   Total from investment operations      (0.35)      0.65       3.41      1.87      (3.08)
                                       -------    -------    -------    ------     ------
Less distributions--
 Dividends from net investment
   income                                (0.01)     (0.10)     (0.04)    (0.03)      0.00
 Distributions from net realized
   capital gains                         (2.24)     (1.09)     (0.27)    (0.14)      0.00
                                       -------    -------    -------    ------     ------
   Total distributions                   (2.25)     (1.19)     (0.31)    (0.17)      0.00
                                       -------    -------    -------    ------     ------
Net asset value, end of period         $ 17.20    $ 19.80    $ 20.34    $17.24     $15.54
                                       =======    =======    =======    ======     ======
Total return (%)***                       (3.0)       3.3       20.1      12.0      (16.5)+
Net assets, end of period (000)        $24,655    $16,471    $11,391    $4,863     $1,046
Ratio of net expenses to average
 net assets (%)****                       1.44       1.50       1.50      1.50       1.50++
Ratio of gross expenses to average
 net assets (%)                           1.53       1.59       1.68      1.70       3.99++
Ratio of net investment income
 (loss) to average net assets (%)        (0.01)      0.23       0.21      0.30       0.95++
Portfolio turnover rate (%)                 86         98        102       113         78+

*   Commencement of operations on January 2, 1998.
** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

LOOMIS SAYLES VALUE FUND (INSTITUTIONAL CLASS)

                                                                      Year Ended
                                           ----------------------------------------------------------------
                                            Sept. 30,    Sept. 30,   Sept. 30, Sept. 30, Sept. 30,  Dec. 31,
                                              2002         2001        2000      1999      1998*      1997
------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period        $ 13.90      $ 15.12      $ 16.54   $ 16.85   $ 17.64   $ 15.60
                                            -------      -------      -------   -------   -------   -------
Income from investment operations--
  Net investment income                        0.13****     0.14****     0.17      0.22      0.18      0.18
  Net realized and unrealized
   gain (loss) on investments                 (2.42)       (1.19)        0.41      1.53     (0.97)     4.32
                                            -------      -------      -------   -------   -------   -------
   Total from investment operations           (2.29)       (1.05)        0.58      1.75     (0.79)     4.50
                                            -------      -------      -------   -------   -------   -------
Less distributions--
  Dividends from net investment income        (0.16)       (0.17)       (0.15)    (0.24)     0.00     (0.19)
  Distributions from net realized capital
   gains                                      (0.28)        0.00        (1.85)    (1.82)     0.00     (2.27)
                                            -------      -------      -------   -------   -------   -------
   Total distributions                        (0.44)       (0.17)       (2.00)    (2.06)     0.00     (2.46)
                                            -------      -------      -------   -------   -------   -------
Net asset value, end of period              $ 11.17      $ 13.90      $ 15.12   $ 16.54   $ 16.85   $ 17.64
                                            =======      =======      =======   =======   =======   =======
Total return (%)**                            (17.2)        (7.1)         3.6      10.5      (4.5)+    29.2
Net assets, end of period (000)             $33,025      $39,549      $38,792   $66,726   $66,928   $63,303
Ratio of net expenses to average net
 assets (%)***                                 0.85         0.85         0.85      0.78      0.79++    0.84
Ratio of gross expenses to average net
 assets (%)                                    0.90         0.96         0.89      0.78      0.79++    0.84
Ratio of net investment income to
 average net assets (%)                        0.90         0.87         0.87      1.20      1.36++    1.12
Portfolio turnover rate (%)                      66           90           73        59        49+       64

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
****Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
+   Periods less than one year are not annualized.
++  Annualized for periods less than one year.

LOOMIS SAYLES WORLDWIDE FUND (INSTITUTIONAL CLASS)

                                                                    Year Ended
                                            ---------------------------------------------------------
                                            Sept. 30, Sept. 30, Sept. 30, Sept. 30, Sept. 30, Dec. 31,
                                             2002+++    2001      2000      1999      1998*     1997
------------------------------------------------------------------------------------------------------
Net asset value, beginning of period         $ 8.48    $13.93    $10.28    $ 8.79    $ 9.86    $10.63
                                             ------    ------    ------    ------    ------    ------
Income from investment operations--
  Net investment income                        0.35**    0.65**    0.58**    0.50      0.33      0.47
  Net realized and unrealized gains (loss)
   on investments                             (0.55)    (2.44)     4.02      1.82     (1.40)    (0.10)
                                             ------    ------    ------    ------    ------    ------
   Total from investment operations           (0.20)    (1.79)     4.60      2.32     (1.07)     0.37
                                             ------    ------    ------    ------    ------    ------
Less distributions--
  Dividends from net investment income        (0.75)    (0.35)    (0.48)    (0.44)     0.00     (0.47)
  Distributions from net realized capital
   gains                                       0.00     (3.31)    (0.47)    (0.39)     0.00     (0.67)
                                             ------    ------    ------    ------    ------    ------
   Total distributions                        (0.75)    (3.66)    (0.95)    (0.83)     0.00     (1.14)
                                             ------    ------    ------    ------    ------    ------
Net asset value, end of period               $ 7.53    $ 8.48    $13.93    $10.28    $ 8.79    $ 9.86
                                             ======    ======    ======    ======    ======    ======
Total return (%)***                            (3.0)    (15.0)     46.5      27.8     (10.9)+     3.5
Net assets, end of period (000)              $8,340    $8,528    $9,748    $6,233    $4,907    $5,597
Ratio of net expenses to average net
 assets (%)****                                1.00      1.00      1.00      1.00      1.00++    1.00
Ratio of gross expenses to average net
 assets (%)                                    2.43      2.58      2.48      3.46      3.28++    2.62
Ratio of net investment income to average
 net assets (%)                                4.26      6.85      4.26      5.07      4.37++    3.89
Portfolio turnover rate (%)                     113       160       183       165        93+      134

* For the nine months ended September 30, 1998. In 1998, the Fund's fiscal year end changed from December 31 to September 30.
** Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.
*** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses.
****The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of net expenses to average net assets would have been higher.
+    Periods less than one year are not annualized.
++   Annualized for periods less than one year.
+++ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain
    (loss) was less than $0.01. The ratio of net investment income to average net assets for the Fund decreased from 4.29% to 4.26% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this presentation.



                                    [GRAPHIC]

                              LOOMIS SAYLES FUNDS

FOR MORE INFORMATION ABOUT THE FUNDS:

The Funds' statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Funds. The SAI, the auditor's report, and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Funds' annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Funds' performance during the last fiscal year.

You may get free copies of these materials, request other information about the Funds and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.

You may review and copy information about the Funds, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Funds on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Funds, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Funds' file number, which is listed at the bottom of this page.

Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com

File No. 811-6241

[LOGO] Loomis Sayles
LOOMIS SAYLES FUNDS
One Financial Center
Boston, MA 02111

Telephone: (800) 633-3330
www.loomissayles.com

INVESTMENT GRADE BOND FUND CLASS J


                                       LOOMIS SAYLES INVESTMENT GRADE BOND FUND
                                                                      (CLASS J)

[LOGO] Loomis Sayles Funds

                                                  prospectus . february 1, 2003

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY                            1
  General Information                          1
  Loomis Sayles Investment Grade Bond Fund     2
  Summary of Principal Risks                   5

EXPENSES OF THE FUND                           9

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS
 AND RISK CONSIDERATIONS                      10

MANAGEMENT                                    22
  Investment Adviser                          22
  Portfolio Manager                           22
  Service and Distribution Plan               22
  Sales Charge                                23

GENERAL INFORMATION                           24
  Pricing                                     24
  How to Purchase Shares                      24
  How to Redeem Shares                        25
  Dividends and Distributions                 26
  Tax Consequences                            27

FINANCIAL HIGHLIGHTS                          28

APPENDIX A                                    30

RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about Class J shares of the Loomis Sayles Investment Grade Bond Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

This Risk/Return Summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The Fund's summary pages include a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after these summary pages.

A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

The Risk/Return Summary includes a bar chart showing the annual returns of the Fund's Class J shares and a table showing the average annual returns of the Fund's Class J shares. The bar chart and table provide an indication of the historical risk of an investment in Class J shares of the Fund by showing:
.. how the performance of the Fund's Class J shares varied from year-to-year over the life of the Fund; and
.. how the average annual returns for one year, five years and over the life of the Fund's Class J shares compared to those of a broad-based securities market index.

The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 10% of its assets in lower rated fixed income securities ("junk bonds") and up to 10% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, the Fund will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding future changes in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, real estate investment trusts, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, swap transactions, and securities lending.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

Interest rate risk generally is greater for funds, such as the Loomis Sayles Investment Grade Bond Fund, that invest in fixed income securities with relatively long maturities than for funds that invest in fixed income securities with shorter maturities.

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund's Class J shares.1 The annual returns shown in the bar chart do not reflect sales charges borne by Class J shares of the Fund. If these sales charges were reflected, returns would be less than those shown.

                  [CHART]

1997     1998     1999     2000     2001     2002
----     ----     ----     ----     ----     ----
13.7%    2.5%     3.2%     10.2%    5.3%     9.9%

The Fund's J Class returns will vary. For example, during the period shown in the bar chart, the Fund's J Class best quarter was up 5.1% (fourth quarter, 2002), and the Fund's worst quarter was down 0.9% (first quarter, 2002).

1For periods before the inception of Class J shares (May 24, 1999), performance shown for Class J shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Class J shares. The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index. The annual return figures shown in this table for Class J shares of the Fund reflect the effect of sales charges borne by Class J shares./1 /

                AVERAGE ANNUAL TOTAL RETURN FOR PERIODS ENDED DECEMBER 31, 2002

----------------------------------------------------------------------------------------
                                                                                 Since
                                                                               Inception
                                                                                of the
                                                                                 Fund
                                                                        1 Year (5/24/99)
----------------------------------------------------------------------------------------
LOOMIS SAYLES INVESTMENT GRADE BOND FUND CLASS J RETURN BEFORE TAXES/1/  6.03%    5.67%
RETURN AFTER TAXES/2/
 Return After Taxes on Distributions                                     3.93%    3.30%
 Return After Taxes on Distributions and
 Sale of Fund Shares                                                     3.63% 3.32%/3/
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                                 11.04%    7.97%
(Index returns reflect no deduction for fees, expenses or taxes)

For periods before the inception of Class J shares (May 24, 1999), performance shown for Class J shares is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the higher fees paid by Class J shares.

/1/The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

/2/ After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. Under certain circumstances, the addition of the tax benefits from capital losses resulting from redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.

/3 /Since inception date for the index covers the period from the month end after the Funds inception date through December 31, 2002.

[GRAPHIC OF SIDE TABS]
                                   [GRAPHIC]


SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects the Fund. Increases in interest rates may cause the value of the Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Investment Grade Bond Fund, are subject to interest rate risk.

Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities, such as the Loomis Sayles Investment Grade Bond Fund, than for funds that invest in fixed income securities with shorter maturities.

Interest rate risk is compounded for the Fund when it invests a significant portion of its assets in mortgage-related securities or other asset-backed securities. The value of mortgage-related and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Fund if it invests in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

If the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), the Fund may be subject to greater credit risk because of these investments.

If the Fund invests in foreign securities, it is subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire foreign investment.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Fund faces this risk.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. If the Fund uses derivatives, it also faces additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

EXPENSES OF THE FUND

The following tables present the expenses that you would pay if you buy and hold Class J shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

THE FOLLOWING SHAREHOLDER FEES APPLY TO CLASS J SHARES OF THE FUND.


                      MAXIMUM SALES CHARGE (LOAD)
                      IMPOSED ON PURCHASES (AS A
CLASS OF FUND SHARES PERCENTAGE OF OFFERING PRICE)
--------------------------------------------------
      Class J                    3.50%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                                   TOTAL ANNUAL
                                          DISTRIBUTION                 FUND      FEE WAIVER/
                             MANAGEMENT   AND SERVICE     OTHER     OPERATING    REIMBURSE-      NET
 FUND/CLASS                     FEES      (12B-1) FEES   EXPENSES    EXPENSES       MENT*     EXPENSES*
--------------------------------------------------------------------------------------------------------
 LOOMIS SAYLES INVESTMENT
 GRADE BOND FUND
   Class J                     0.40%         0.75%        0.40%       1.55%         0.25%       1.30%
--------------------------------------------------------------------------------------------------------
 *Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2004.
--------------------------------------------------------------------------------------------------------

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


 FUND/CLASS                                   1 YEAR*   3 YEARS*   5 YEARS*   10 YEARS*
-----------------------------------------------------------------------------------------
 LOOMIS SAYLES INVESTMENT GRADE BOND FUND
   Class J                                     $478        $799     $1,142     $2,110
-----------------------------------------------------------------------------------------
 *Expenses shown include the fee waiver/reimbursement for the first year of each period.
-----------------------------------------------------------------------------------------

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the SEC, the Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of an applicable exemptive relief granted by the SEC, the Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, the Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

INVESTMENT GRADE FIXED INCOME SECURITIES

To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

LOWER RATED FIXED INCOME SECURITIES

A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower rated fixed income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a

Fund holds TIPS, the portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the

Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REITs) involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. The Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by the Fund from REITs will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions may allow the Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

Interest rate or currency swaps involve the Fund entering into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve the Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

SECURITIES LENDING

Securities lending involves the Fund lending its portfolio securities to broker-dealers or other parties under contracts calling for the deposit by the borrower with the Fund's custodian of cash collateral equal to at least the market value of the securities loaned, marked to market on a daily basis. The Fund will continue to benefit from interest or dividends on the securities loaned and will also receive interest through investment of the cash collateral in short-term liquid investments. No loans will be made if, as a result, the aggregate amount of such loans outstanding at any time would exceed 33 1/3% of the Fund's assets (taken at current value). Any voting rights, or rights to consent, relating to securities loaned pass to the borrower. However, if a material event affecting the investment occurs, such loans will be called so that the securities may be voted by the Fund. The Fund pays various fees in connection with such loans, including shipping fees and reasonable custodial or placement fees.

Securities loans must be fully collateralized at all times, but involve some credit risk to the Fund if the borrower defaults on its obligation and the Fund is delayed or prevented from recovering the collateral.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Funds oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis
Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at an annual rate of .40% of the Fund's average net assets for these services.

Certain expenses incurred by the Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2004.

PORTFOLIO MANAGER

Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager or co-portfolio manager of the Fund since its inception in 1996. Steven Kaseta, Vice President of Loomis Sayles, has served as co-portfolio manager of the Fund since February, 2002. Each has been employed by Loomis Sayles for more than five years.

SERVICE AND DISTRIBUTION PLAN

The Fund has adopted a service and distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay the distributor a monthly service fee of .25% of the Fund's average daily net assets attributable to Class J shares and a monthly distribution fee of .50% of the Fund's average daily net assets attributable to Class J shares. The distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to you or for maintaining shareholder accounts. The distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares as distribution fees in connection with the sale of the Fund's shares. The distributor retains the balance of these fees as compensation for its services as distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE

As described below, a sales charge will apply each time you purchase shares of the Fund. This sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

The price you pay will be the per share net asset value ("NAV") next calculated after a proper investment order is received by Loomis Sayles Funds' transfer or other agent or subagent plus the sales charge (the public offering price). Further information regarding the sales charge is presented below.


     SALES CHARGE AS A               SALES CHARGE AS A
PERCENTAGE OF OFFERING PRICE PERCENTAGE OF NET AMOUNT INVESTED
--------------------------------------------------------------
           3.50%                           3.63%

The sales charge is allocated between your broker-dealer and the distributor. The amount reallowed to broker-dealers is 3.00% as a percentage of the public offering price. The Fund receives the NAV.

GENERAL INFORMATION

PRICING

The price of the Fund's shares is based on its NAV, plus the sales charge described previously. The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange on each day the Exchange is open for trading.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of the Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company generally must receive a properly completed order before the close of regular trading on the New York Stock Exchange for shares to be bought or sold at the Fund's NAV on that day.

 . BY CHECK All purchases made by check through a broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company. When you make an investment by check through your broker-dealer, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

 . BY WIRE Your broker-dealer also may wire your initial and subsequent investments to the Fund by using the following wire instructions:

       State Street Bank and Trust Company
       225 Franklin Street
       Boston, MA 02110
       ABA No. 011000028
       DDA 4133-408-7
       Attn: Custody and Shareholder Services
       Loomis Sayles Investment Grade Bond Fund (Class J)

Your broker-dealer may charge a fee for transmitting funds by wire.

The Fund and the distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason that the Fund or the distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the New York Stock Exchange is open for business.

The distributor may accept telephone orders from broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

HOW TO REDEEM SHARES

You can redeem shares of the Fund through your broker-dealer any day the New York Stock Exchange is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be wired to your broker-dealer on the third business day after your request is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

To redeem shares, send a signed letter of instruction to your broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed. Your broker-dealer will send your redemption request to State Street Bank and Trust Company.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, your broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

REDEMPTION BY THE FUND If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of the Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Fund generally declares and pays such dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may be made more frequently. Loomis Sayles Funds' trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:

.. Reinvest all distributions in additional shares.
.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a foreign shareholder (including a nonresident alien individual who does not have a "substantial presence" in the United States under the Internal Revenue Code, a foreign estate, a foreign trust, a foreign corporation, and a foreign partnership). Information regarding the taxation of U.S. shareholders is contained in the Statement of Additional Information.

Distributions of investment income (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to you. If you are resident in a country that has an income tax treaty with the United States, such as Japan, you may be eligible for a reduced withholding rate (upon filing of appropriate forms), and you are urged to consult your tax adviser regarding the applicability and effect of such a treaty. Properly designated distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and any gain realized by you upon the sale, exchange, or redemption of Fund shares will ordinarily not be subject to U.S. income taxation. However, redemption proceeds and distributions of investment income and of net capital gain may be subject to backup withholding at a rate of up to 30.0% if certain conditions are not met, including if you fail to certify as to your status as a foreign person. In addition, if your income from the Fund is "effectively connected" with a U.S. trade or business, you will be subject in general to U.S. federal income tax on the income derived from the Fund in the same manner as a U.S. shareholder, and if you are a foreign corporation, such income may also be subject to a branch profits tax.

Distributions of investment income and net capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the distribution is taxable, as described above.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on those securities. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

The Fund's investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution above.

You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation, including possible foreign, state and local taxes.

The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are included in the Fund's annual reports to shareholders, which are available free of charge by calling 800-633-3330.

LOOMIS SAYLES INVESTMENT GRADE BOND FUND (CLASS J SHARES)

                                                      Fiscal Year Ended
                                                ------------------------------May 24* to
                                                Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                                  2002+     2001      2000       1999
------------------------------------------------------------------------------
Net asset value, beginning of period            $  10.09   $  9.91   $  9.95   $ 10.29
                                                --------   -------   -------   -------
Income from investment operations--
  Net investment income                             0.54#     0.57#     0.65#     0.21
  Net realized and unrealized gain (loss) on
   investments                                      0.09      0.19     (0.04)    (0.36)
                                                --------   -------   -------   -------
   Total from investment operations                 0.63      0.76      0.61     (0.15)
                                                --------   -------   -------   -------
Less distributions--
  Dividends from net investment income             (0.48)    (0.58)    (0.65)    (0.19)
  Distributions from net realized capital gain     (0.02)     0.00      0.00      0.00
                                                --------   -------   -------   -------
Total Distributions                                (0.50)    (0.58)    (0.65)    (0.19)
                                                --------   -------   -------   -------
Net asset value, end of period                  $  10.22   $ 10.09   $  9.91   $  9.95
                                                ========   =======   =======   =======
Total return (%)**                                   6.4       7.9       6.4      (1.5)++
Net assets, end of period (000)                 $211,105   $91,569   $30,264   $16,307
Ratio of net expenses to average net assets
 (%)***                                             1.30      1.30      1.30      1.30+++
Ratio of gross expenses to average net assets
 (%)                                                1.55      1.71      2.97      2.16++
Ratio of net investment income to average net
 assets (%)                                         5.33      5.65      6.59      6.11+++
Portfolio turnover rate (%)                           39        15        23        42++

*  Commencement of operations on May 24, 1999.
** Total returns would have been lower had the adviser not reduced its advisory fees and/or borne other operating expenses. Total Returns do not include the effect of any front end sales charges.
***The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+ As required, effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002 the effect of this change per share to the Class net investment income and net realized and unrealized gain (loss) was less than $.01. The ratio of net investment income to average net assets for the J Class decreased from 5.35% to 5.33% on an annualized basis. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI, the auditor's report and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get free copies of these materials, request other information about the Fund and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.

Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com

File No. 811-6241

                                    [Graphic]



MANAGED BOND FUND

                                                LOOMIS SAYLES MANAGED BOND FUND










[LOGO] Loomis Sayles Funds

                                                  prospectus . february 1, 2003

Loomis, Sayles & Company, L.P., which has been an investment adviser since 1926, is the investment adviser of the Fund.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIME.

TABLE OF CONTENTS

RISK/RETURN SUMMARY                                                     1
  General Information                                                   1
  Loomis Sayles Managed Bond Fund                                       2
  Summary of Principal Risks                                            5

EXPENSES OF THE FUND                                                    9

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS  10

MANAGEMENT                                                             22
  Investment Adviser                                                   22
  Portfolio Managers                                                   22
  Service and Distribution Plan                                        22
  Sales Charge                                                         23

GENERAL INFORMATION                                                    24
  Pricing                                                              24
  How to Purchase Shares                                               24
  How to Redeem Shares                                                 25
  Dividends and Distributions                                          26
  Tax Consequences                                                     27

FINANCIAL HIGHLIGHTS                                                   28

APPENDIX A                                                             30

RISK/RETURN SUMMARY

GENERAL INFORMATION

The following is a summary of certain key information about the Loomis Sayles Managed Bond Fund. You will find additional information about the Fund, including a detailed description of the risks of an investment in the Fund, after this summary.

This Risk/Return Summary describes the Fund's objective, principal investment strategies, principal risks, and performance. The Fund's summary pages include a short discussion of some of the principal risks of investing in the Fund. A further discussion of these and other principal risks begins after these summary pages.

A more detailed description of the Fund, including some of the additional risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information before you invest.

The Risk/Return Summary includes a bar chart showing the Fund's annual returns and a table showing the Fund's average annual returns. The bar chart and table provide an indication of the historical risk of an investment in the Fund by showing:
.. how the Fund's performance varied from year-to-year over the life of the
  Fund; and
.. how the Fund's average annual returns for one year and over the life of the Fund compared to those of a broad-based securities market index.

The Fund's past performance, of course, does not necessarily indicate how it will perform in the future.

You can lose money by investing in the Fund. The Fund may not achieve its objective and is not intended to be a complete investment program. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

LOOMIS SAYLES MANAGED BOND FUND

INVESTMENT OBJECTIVE The Fund's investment objective is high total investment return through a combination of current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. The Fund may invest in fixed income securities of any maturity.

In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.

Three themes typically drive the Fund's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, the Fund makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that the Fund may generate positive returns by having a portion of the Fund's assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for the Fund. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for the Fund in comparison to their risk.

Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).

The Fund may invest any portion of its assets in securities of Canadian issuers and up to 20% of its assets in securities of other foreign issuers, including emerging markets securities. The Fund may invest without limit in obligations of supranational entities.

The fixed income securities in which the Fund may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, real estate investment trusts, when-issued securities, Rule 144A securities, repurchase agreements, and convertible securities. The Fund may engage in options and futures transactions, foreign currency hedging transactions, and swap transactions.

PRINCIPAL RISKS Among the principal risks of investing in the Fund are the following:
.. interest rate risk (the risk that the value of the Fund's investments will fall if interest rates rise);
.. credit risk (the risk that companies in which the Fund invests, or with which it does business, will fail financially, and be unwilling or unable to meet their obligations to the Fund);
.. market risk (the risk that the value of the Fund's investments will fall as a result of movements in financial markets generally); and .. management risk (the risk that Loomis Sayles' investment techniques will be unsuccessful and may cause the Fund to incur losses).

BAR CHART The following bar chart shows year-to-year changes in the performance of the Fund./1/ The annual returns shown in the bar chart do not reflect sales charges. If sales charges were reflected, returns would be less than those shown.

           [CHART]

 1999   2000   2001   2002
------ ------ ------ ------
 1.7%  -1.9%  15.6%  15.0%

The Fund's returns will vary. For example, during the period shown in the bar chart, the Fund's best quarter was up 5.9% (fourth quarter, 2002), and the Fund's worst quarter was down 5.8% (fourth quarter, 2000).

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.

PERFORMANCE TABLE The following table compares the performance of the Fund (before and after taxes) to the Lehman Brothers Government/Credit Index, an index that tracks the performance of a broad range of government and corporate fixed income securities. The index is unmanaged, has no operating costs, and is included in the table to facilitate your comparison of the Fund's performance to a broad-based market index. The annual return figures shown for the Fund in this table reflect the effect of sales charges.

         AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED DECEMBER 31, 2002/1/

---------------------------------------------------------------------------------
                                                                          Since
                                                                        Inception
                                                                 1 Year (10/1/98)
---------------------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND RETURN (RETURN BEFORE TAXES)     12.04%   7.16%
RETURN AFTER TAXES/2/
 Return After Taxes on Distributions                              9.38%   4.10%
 Return After Taxes on Distributions and Sale of Fund Shares      7.27%   4.16%
LEHMAN BROTHERS GOVERNMENT/CREDIT INDEX                          11.04%   6.76%3
(Index returns reflect no deduction for fees, expenses or taxes)

1The Fund's performance through December 31, 2002 benefited from Loomis Sayles' agreement to limit the Fund's expenses.
2After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans, qualified plans, education savings accounts or individual retirement accounts. The after tax returns are shown for the Institutional class of the Fund. After tax returns for other classes of the Fund will vary. Under certain circumstances, the addition of the tax benefits from capital losses resulting from the redemptions may cause the Return After Taxes on Distributions and Sale of Fund Shares to be greater than the Return After Taxes on Distributions or even the Return Before Taxes.
3Since inception data for the index covers the period from the month-end prior to the Fund's inception date through December 31, 2002.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in the Fund will fluctuate with changes in the values of the Fund's investments. Many factors can affect those values. This section describes the principal risks that may affect the Fund's portfolio as a whole. The Fund could be subject to additional principal risks because the types of investments made by the Fund can change over time.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of the Fund's investments in fixed income securities, such as bonds, notes, asset-backed securities, and other income producing securities. Fixed income securities are obligations of the issuer to make payments of principal and/or interest on future dates. Interest rate risk affects the Fund. Increases in interest rates may cause the value of the Fund's investments to decline.

Even funds that generally invest a significant portion of their assets in high quality fixed income securities, such as the Loomis Sayles Managed Bond Fund, are subject to interest rate risk. Interest rate risk is greater for funds that generally invest a significant portion of their assets in lower rated fixed income securities ("junk bonds") or comparable unrated securities.

Interest rate risk also is greater for funds that generally invest in fixed income securities with longer maturities than for funds that invest in fixed income securities with shorter maturities.

Interest rate risk is compounded if the Fund invests a significant portion of its assets in mortgage-related or other asset-backed securities. The value of mortgage-related securities and asset-backed securities generally is more sensitive to changes in interest rates than other types of fixed income securities. When interest rates rise, the maturities of mortgage-related and asset-backed securities tend to lengthen, and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Fund must reinvest assets previously invested in these types of securities in fixed income securities with lower interest rates.

The Fund also faces increased interest rate risk when it invests in fixed income securities paying no current interest, such as zero coupon securities, principal-only securities, interest-only securities, and fixed income securities paying non-cash interest in the form of other fixed income securities.

CREDIT RISK

This is the risk that the issuer or the guarantor of a fixed income security, or the counterparty to an over-the-counter transaction, will be unable or unwilling to make timely payments of interest or principal or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for the Fund if it invests a significant portion of its assets in lower rated fixed income securities ("junk bonds"). Lower rated fixed income securities generally have speculative elements or are predominately speculative credit risks.

If the Fund invests in fixed income securities issued in connection with corporate restructurings by highly leveraged issuers or in fixed income securities that are not current in the payment of interest or principal (i.e., in default), it may be subject to greater credit risk because of these investments.

If the Fund invests a significant portion of its assets in foreign securities, it may be subject to increased credit risk because of the difficulties of requiring foreign entities to honor their contractual commitments and because a number of foreign governments and other issuers are already in default.

MARKET RISK

This is the risk that the value of the Fund's investments will change as the markets for fixed income securities fluctuate and that prices overall may decline.

FOREIGN RISK

This is the risk associated with investments in issuers located in foreign countries. The Fund's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies.

The securities markets of many foreign countries are relatively small, with a limited number of issuers and a small number of securities. In addition, foreign companies often are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments can cause the value of the Fund's investments in a foreign country to decline. In the event of nationalization, expropriation, or other confiscation, it could lose its entire foreign investment.

CURRENCY RISK

This is the risk that fluctuations in exchange rates between the U.S. dollar and foreign currencies may cause the value of the Fund's investments to decline. The Fund is subject to currency risk because it may invest in securities denominated in, or receiving revenues in, foreign currencies.

LEVERAGING RISK

When the Fund borrows money or otherwise leverages its portfolio, the value of an investment in the Fund will be more volatile, and all other risks generally are compounded. Since the Fund may create leverage by using investments such as repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money, the Fund faces this risk.

DERIVATIVES RISK

The Fund may use derivatives, which are financial contracts whose value depends upon or is derived from the value of an underlying asset, reference rate, or index. Examples of derivatives include options, futures, and swap transactions. The Fund may use derivatives as part of a strategy designed to reduce other risks ("hedging"). The Fund also may use derivatives to earn income, enhance yield, and broaden Fund diversification. This use of derivatives entails greater risk than using derivatives solely for hedging purposes. Funds that use derivatives also face additional risks, such as the credit risk of the other party to a derivative contract, the risk of difficulties in pricing and valuation, and the risk that changes in the value of a derivative may not correlate perfectly with relevant assets, rates, or indices.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities that involve substantial interest rate risk or credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent the Fund invests in securities whose sale may be restricted by law or by contract, such as Rule 144A securities.

MANAGEMENT RISK

Management risk is the risk that Loomis Sayles' investment techniques could fail to achieve the Fund's objective and could cause your investment in the Fund to lose value. The Fund is subject to management risk because the Fund is actively managed by Loomis Sayles. Loomis Sayles will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that Loomis Sayles' decisions will produce the desired results. For example, in some cases derivative and other investment techniques may be unavailable or Loomis Sayles may determine not to use them, even under market conditions where their use could have benefited the Fund.

EXPENSES OF THE FUND

The following tables present the expenses that you would pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The following shareholder fees apply to the Fund.


                                 MAXIMUM SALES CHARGE (LOAD)
                                 IMPOSED ON PURCHASES (AS A
FUND                            PERCENTAGE OF OFFERING PRICE)
-------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND             2.50%

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)


                                                       TOTAL ANNUAL
                                 DISTRIBUTION              FUND     FEE WAIVER/
                      MANAGEMENT AND SERVICE   OTHER    OPERATING   REIMBURSE-     NET
FUND                     FEES    (12B-1) FEES EXPENSES   EXPENSES      MENT*    EXPENSES*
-----------------------------------------------------------------------------------------
LOOMIS SAYLES MANAGED
  BOND FUND             0.60%       0.75%      1.62%      2.97%        1.47%      1.50%
-----------------------------------------------------------------------------------------

   *Reflects Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2004.

EXAMPLE

The following example translates the "Total Annual Fund Operating Expenses" column shown in the preceding table into dollar amounts. This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

This example makes certain assumptions. It assumes that you invest $10,000 in the Fund for the time periods shown and then redeem all your shares at the end of those periods. This example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Please remember that this example is hypothetical, so that your actual costs and returns may be higher or lower.


FUND                            1 YEAR* 3 YEARS* 5 YEARS* 10 YEARS*
-------------------------------------------------------------------
LOOMIS SAYLES MANAGED BOND FUND  $399    $1,010   $1,647   $3,356
-------------------------------------------------------------------

   *Expenses shown for the Fund include the fee waiver/reimbursement for the first year of each period.

MORE INFORMATION ABOUT THE FUND'S INVESTMENTS AND RISK CONSIDERATIONS

This section provides more information on the Fund's investments and risk considerations. Except for the Fund's investment objective, and any investment policies that are identified as "fundamental," all of the investment policies and strategies of the Fund may be changed without a vote of the Fund's shareholders.

Except where specifically noted elsewhere in this Prospectus, the Fund may use any of the investment strategies described in this section. Some of these investment strategies are principal investment strategies for the Fund, while others are secondary investment strategies for the Fund.

To the extent permitted by applicable law and/or pursuant to exemptive relief from the Securities and Exchange Commission (the "SEC"), the Fund may invest any of its daily cash balances in shares of investment companies that are advised by Loomis Sayles or its affiliates (including affiliated money market and short-term bond funds).

The Fund may borrow money for temporary or emergency purposes in accordance with its investment restrictions. Subject to the terms of an applicable exemptive relief granted by the SEC, the Fund may borrow for such purposes from other investment companies advised by Loomis Sayles or its affiliates in an interfund lending program. In such a program, the Fund and affiliated funds would be permitted to lend and borrow money for certain temporary or emergency purposes directly to and from one another. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Fund. Should the Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by Loomis Sayles or an affiliate.

TEMPORARY DEFENSIVE STRATEGIES

For temporary defensive purposes, the Fund may invest any portion of its assets in cash or in any securities Loomis Sayles deems appropriate. Although Loomis Sayles has the option to use these defensive strategies, Loomis Sayles may choose not to use them for a variety of reasons, even in very volatile market conditions. The Fund may miss certain investment opportunities if it uses defensive strategies and thus may not achieve its investment objective.

PORTFOLIO TURNOVER

Portfolio turnover considerations will not limit Loomis Sayles' investment discretion in managing the assets of the Fund. The Fund anticipates that its portfolio turnover rate will vary significantly from time to time depending on the volatility of economic and market conditions. High portfolio turnover may generate higher costs and higher levels of taxable gains, both of which may hurt the performance of your investment.

FIXED INCOME SECURITIES

Fixed income securities pay a specified rate of interest or dividends, or a rate that is adjusted periodically by reference to some specified index or market rate. Fixed income securities include securities issued by federal, state, local, and foreign governments and related agencies, and by a wide range of private or corporate issuers. Fixed income securities include, among others, bonds, debentures, notes, bills, and commercial paper. Because interest rates vary, it is impossible to predict the income of the Fund for any particular period. The net asset value of the Fund's shares will vary as a result of changes in the value of the securities in the Fund's portfolio.

INVESTMENT GRADE FIXED INCOME SECURITIES

To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality.

LOWER RATED FIXED INCOME SECURITIES

A fixed income security will be considered a lower rated fixed income security ("junk bond") if it is of below investment grade quality. To be considered investment grade quality, at least one major rating agency must have rated the security in one of its top four rating categories at the time the Fund acquires the security or, if the security is unrated, Loomis Sayles must have determined it to be of comparable quality. Therefore, lower rated fixed income securities are securities that, at the time the Fund acquires the security, none of the major rating agencies has rated in one of its top four rating categories, or unrated securities that Loomis Sayles has determined to be of comparable quality.

Lower rated fixed income securities are subject to greater credit risk and market risk than higher quality fixed income securities. Lower rated fixed income securities are considered predominantly speculative with respect to the ability of the issuer to make timely principal and interest payments. If the Fund invests in lower rated fixed income securities, the Fund's achievement of its objective may be more dependent on Loomis Sayles' own credit analysis than is the case with funds that invest in higher quality fixed income securities. The market for lower rated fixed income securities may be more severely affected than some other financial markets by economic recession or substantial interest rate increases, by changing public perceptions of this market, or by legislation that limits the ability of certain categories of financial institutions to invest in these securities. In addition, the secondary market may be less liquid for lower rated fixed income securities. This lack of liquidity at certain times may affect the values of these securities and may make the evaluation and sale of these securities more difficult. Lower rated fixed income securities may be in poor standing or in default and typically have speculative characteristics.

For more information about the ratings services' descriptions of the various rating categories, see Appendix A. The Fund may continue to hold fixed income securities that are downgraded in quality subsequent to their purchase if Loomis Sayles believes it would be advantageous to do so.

U.S. GOVERNMENT SECURITIES

U.S. Government securities have different kinds of government support. For example, some U.S. Government securities, such as U.S. Treasury bonds, are supported by the full faith and credit of the United States, whereas certain other U.S. Government securities issued or guaranteed by federal agencies or government-sponsored enterprises are not supported by the full faith and credit of the United States.

Although U.S. Government securities generally do not involve the credit risks associated with other types of fixed income securities, the market values of U.S. Government securities fluctuate as interest rates change. Yields on U.S. Government securities tend to be lower than those on corporate securities of comparable maturities.

Some U.S. Government securities, such as Government National Mortgage Association ("GNMA") certificates, are known as "mortgage-backed" securities. Interest and principal payments on the mortgages underlying mortgage-backed U.S. Government securities are passed through to the holders of the security. If the Fund purchases mortgage-backed securities at a discount or a premium, the Fund will recognize a gain or loss when the payments of principal, through prepayment or otherwise, are passed through to the Fund and, if the payment occurs in a period of falling interest rates, the Fund may not be able to reinvest the payment at as favorable an interest rate. As a result of these principal prepayment features, mortgage-backed securities are generally more volatile investments than many other fixed income securities.

Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

In addition to investing directly in U.S. Government securities, the Fund may purchase certificates of accrual or similar instruments ("strips") evidencing undivided ownership interests in interest payments or principal payments, or both, in U.S. Government securities. These investment instruments may be highly volatile.

COMMON STOCKS AND OTHER EQUITY SECURITIES

Common stocks and their equivalents, together called "equity securities," are generally volatile and more risky than some other forms of investment. Equity securities of companies with relatively small market capitalizations may be more volatile than the securities of larger, more established companies and than the broad equity market indices.

ZERO COUPON SECURITIES

Zero coupon securities are fixed income securities that accrue interest at a specified rate, but do not pay interest in cash on a current basis. If the Fund invests in zero coupon securities, it is required to distribute the income on these securities to Fund shareholders as the income accrues, even though the Fund is not receiving the income in cash on a current basis. The Fund thus may have to sell other investments to obtain cash to make income distributions at times when Loomis Sayles would not otherwise deem it advisable to do so. The market value of zero coupon securities often is more volatile than that of other fixed income securities of comparable quality and maturity.

MORTGAGE-BACKED SECURITIES

Mortgage-backed securities, such as GNMA certificates or securities issued by the Federal National Mortgage Association ("Fannie Mae"), differ from traditional fixed income securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that principal may be prepaid at any time because the underlying mortgage loans generally may be prepaid at any time. As a result, if the Fund purchases these assets at a premium, a faster-than-expected prepayment rate will reduce yield to maturity, and a slower-than-expected prepayment rate will increase yield to maturity. If the Fund purchases mortgage-backed securities at a discount, faster-than-expected prepayments will increase, and slower-than-expected prepayments will reduce, yield to maturity. Prepayments, and resulting amounts available for reinvestment by the Fund, are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates. Accelerated prepayments on securities purchased at a premium may result in a loss of principal if the premium has not been fully amortized at the time of prepayment. These securities will decrease in value as a result of increases in interest rates generally, and they are likely to appreciate less than other fixed-income securities when interest rates decline because of the risk of prepayments.

STRIPPED MORTGAGE-BACKED SECURITIES

Stripped mortgage-backed securities include interest-only and principal-only classes of mortgage-backed securities ("IOs" and "POs"). The yield to maturity on an IO or PO is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments may have a measurably adverse effect on the Fund's yield to maturity to the extent it invests in IOs. If the assets underlying the IOs experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities. Conversely, POs tend to decline in value if prepayments are slower than anticipated.

The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting the Fund's ability to buy or sell those securities at any particular time.

COLLATERALIZED MORTGAGE OBLIGATIONS

A collateralized mortgage obligation (CMO) is a security backed by a portfolio of mortgages or mortgage-backed securities held under an indenture. CMOs may be issued either by U.S. Government instrumentalities or by non-governmental entities. The issuer's obligation to make interest and principal payments is secured by the underlying portfolio of mortgages or mortgage-backed securities. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMOs first to mature generally will be retired prior to its maturity. As with other mortgage-backed securities, if a particular class or series of CMOs held by the Fund is retired early, the Fund would lose any premium it paid when it acquired the investment, and the Fund may have to reinvest the proceeds at a lower interest rate than the retired CMO paid. Because of the early retirement feature, CMOs may be more volatile than many other fixed-income investments.

ASSET-BACKED SECURITIES

Through the use of trusts and special purpose corporations, automobile or credit card receivables may be securitized in pass-through structures similar to mortgage pass-through structures or in a pass-through structure similar to the CMO structure. Generally, the issuers of asset-backed bonds, notes, or pass-through certificates are special purpose entities and do not have any significant assets other than the receivables securing such obligations. In general, the collateral supporting asset-backed securities is of shorter maturity than mortgage loans. Instruments backed by pools of receivables are similar to mortgage-backed securities in that they are subject to unscheduled prepayments of principal prior to maturity. When the obligations are prepaid, the Fund ordinarily will reinvest the prepaid amounts in securities the yields of which reflect interest rates prevailing at the time. Therefore, the Fund's ability to maintain a portfolio that includes high-yielding asset-backed securities will be adversely affected to the extent that prepayments of principal must be reinvested in securities that have lower yields than the prepaid obligations. Moreover, prepayments of securities purchased at a premium could result in a realized loss.

WHEN-ISSUED SECURITIES

A when-issued security involves the Fund entering into a commitment to buy a security before the security has been issued. The Fund's payment obligation and the interest rate on the security are determined when the Fund enters into the commitment. The security is typically delivered to the Fund 15 to 120 days later. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. If the value of the security being purchased falls between the time the Fund commits to buy it and the payment date, the Fund may sustain a loss. The risk of this loss is in addition to the Fund's risk of loss on the securities actually in its portfolio at the time. In addition, when the Fund buys a security on a when-issued basis, it is subject to the risk that market rates of interest will increase before the time the security is delivered, with the result that the yield on the security delivered to the Fund may be lower than the yield available on other, comparable securities at the time of delivery. If the Fund has outstanding obligations to buy when-issued securities, it will segregate liquid assets at its custodian bank in an amount sufficient to satisfy these obligations.

CONVERTIBLE SECURITIES

Convertible securities include corporate bonds, notes, or preferred stocks of U.S. or foreign issuers that can be converted into (that is, exchanged for) common stocks or other equity securities at a stated price or rate. Convertible securities also include other securities, such as warrants, that provide an opportunity for equity participation. Because convertible securities can be converted into equity securities, their value will normally vary in some proportion with those of the underlying equity securities. Due to the conversion feature, convertible securities generally yield less than nonconvertible fixed income securities of similar credit quality and maturity. The Fund's investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, the Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock has declined substantially.

REAL ESTATE INVESTMENT TRUSTS

Real estate investment trusts (REIT's) involve certain risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REIT's may be affected by changes in the value of the underlying property owned by the REIT's, while mortgage REIT's may be affected by the quality of any credit extended. REIT's are dependant upon management skills, are not diversified, and are subject to heave cash flow dependancy, risks of default by borrowers, and self-liquidation. REIT's are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and failing to maintain their exemptions from registration under the Investment Company Act of 1940.

REIT's may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities. A Fund's investment in a REIT may require the Fund to accrue and distribute income not yet received or may result in the Fund making distributions that constitute a return of capital to Fund shareholders for federal income tax purposes. In addition, distributions by a Fund from REIT's will not qualify for the corporate dividends-received deduction.

RULE 144A SECURITIES

Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by Loomis Sayles Funds' trustees, that a particular issue of Rule 144A securities is liquid.

FOREIGN SECURITIES

Securities of issuers organized or headquartered outside the United States are known as foreign securities. Foreign securities may present risks not associated with investments in comparable securities of U.S. issuers. There may be less information publicly available about a foreign corporate or governmental issuer than about a U.S. issuer, and foreign corporate issuers are generally not subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and securities custody costs are often higher than in the United States. With respect to certain foreign countries, there is a possibility of governmental expropriation of assets, confiscatory taxation, political or financial instability and diplomatic developments that could affect the value of investments in those countries. The Fund's receipt of interest on foreign government securities may depend on the availability of tax or other revenues to satisfy the issuer's obligations.

The Fund's investments in foreign securities may include investments in countries whose economies or securities markets are not yet highly developed. Special considerations associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, currency transfer restrictions, highly limited numbers of potential buyers for such securities, and delays and disruptions in securities settlement procedures.

Since most foreign securities are denominated in foreign currencies or traded primarily in securities markets in which settlements are made in foreign currencies, the value of these investments and the net investment income available for distribution to shareholders of the Fund investing in these securities may be affected by changes in currency exchange rates, exchange control regulations, or foreign withholding taxes. Changes in the value relative to the U.S. dollar of a foreign currency in which the Fund's holdings are denominated will result in a change in the U.S. dollar value of the Fund's assets and the Fund's income available for distribution.

In addition, although part of the Fund's income may be received or realized in foreign currencies, the Fund will be required to compute and distribute its income in U.S. dollars. Therefore, if the value of a currency relative to the U.S. dollar declines after the Fund's income has been earned in that currency, translated into U.S. dollars, and declared as a dividend, but before payment of the dividend, the Fund could be required to liquidate portfolio securities to pay the dividend. Similarly, if the value of a currency relative to the U.S. dollar declines between the time the Fund accrues expenses in U.S. dollars and the time such expenses are paid, the amount of foreign currency required to be converted into U.S. dollars will be greater than the equivalent amount in foreign currency of the expenses at the time they were incurred.

In determining whether to invest assets of the Fund in securities of a particular foreign issuer, Loomis Sayles will consider the likely effects of foreign taxes on the net yield available to the Fund and its shareholders. Compliance with foreign tax law may reduce the Fund's net income available for distribution to shareholders.

OBLIGATIONS OF SUPRANATIONAL ENTITIES

The Fund may invest in obligations of supranational entities. A supranational entity is an entity designated or supported by national governments to promote economic reconstruction, development or trade among nations. Examples of supranational entities include the International

Bank for Reconstruction and Development (the "World Bank") and the European Investment Bank. Obligations of a supranational entity are subject to the risk that the governments on whose support the entity depends for its financial backing or repayment may be unable or unwilling to provide that support. Obligations of a supranational entity that are denominated in foreign currencies will also be subject to the risks associated with investments in foreign currencies, as described above under "Foreign Securities."

FOREIGN CURRENCY HEDGING TRANSACTIONS

Foreign currency hedging transactions may allow the Fund to protect the value of specific portfolio positions or to anticipate changes in relative values of currencies in which current or future Fund portfolio holdings are denominated or quoted. For example, to protect against a change in the foreign currency exchange rate between the date on which the Fund contracts to purchase or sell a security and the settlement date for the purchase or sale, or to "lock in" the equivalent of a dividend or interest payment in another currency, the Fund might purchase or sell a foreign currency on a spot (that is, cash) basis at the prevailing spot rate. If conditions warrant, the Fund may also enter into private contracts to purchase or sell foreign currencies at a future date ("forward contracts"). The Fund might also purchase exchange-listed and over-the-counter call and put options on foreign currencies. Over-the-counter currency options are generally less liquid than exchange-listed options and will be treated as illiquid assets. The Fund may not be able to dispose of over-the-counter options readily.

Foreign currency transactions involve costs and may result in losses.

SWAP TRANSACTIONS

Interest rate or currency swaps involve the Fund entering into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, to manage duration, or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (for example, an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal). A currency swap is an agreement to exchange cash flows on a notional amount based on changes in the relative values of the specified currencies. The Fund will segregate liquid assets at its custodian bank in an amount sufficient to cover its current obligations under swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which the Fund and a swap counterparty enter as principals, the Fund may experience a loss or delay in recovering assets if the counterparty were to default on its obligations.

OPTIONS AND FUTURES TRANSACTIONS

Options and futures transactions involve the Fund buying, selling, or writing options (or buying or selling futures contracts) on securities, securities indices, or currencies. The Fund may engage in these transactions either to enhance investment return or to hedge against changes in the value of other assets that the Fund owns or intends to acquire. Options and futures fall into the broad category of financial instruments known as "derivatives" and involve special risks. Use of options or futures for other than hedging purposes may be considered a speculative activity, involving greater risks than are involved in hedging.

Options can generally be classified as either "call" or "put" options. There are two parties to a typical options transaction: the "writer" and the "buyer." A call option gives the buyer the right to buy a security or other asset (such as an amount of currency or a futures contract) from, and a put option gives the buyer the right to sell a security or other asset to, the option writer at a specified price, on or before a specified date. The buyer of an option pays a premium when purchasing the option, which reduces the return on the underlying security or other asset if the option is exercised, and results in a loss if the option expires unexercised. The writer of an option receives a premium from writing an option, which may increase its return if the option expires or is closed out at a profit. If the Fund as the writer of an option is unable to close out an unexpired option, it must continue to hold the underlying security or other asset until the option expires, to "cover" its obligation under the option.

A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of the type of instrument or cash at the time and in the amount specified in the contract. Although many futures contracts call for the delivery (or acceptance) of the specified instrument, futures are usually closed out before the settlement date through the purchase (or sale) of a comparable contract. If the price of the sale of the futures contract by the Fund is less than the price of the offsetting purchase, the Fund will realize a loss.

The value of options purchased by the Fund and futures contracts held by the Fund may fluctuate based on a variety of market and economic factors. In some cases, the fluctuations may offset (or be offset by) changes in the value of securities held in the Fund's portfolio. All transactions in options and futures involve the possible risk of loss to the Fund of all or a significant part of the value of its investment. In some cases, the risk of loss may exceed the amount of the Fund's investment. When the Fund writes a call option or sells a futures contract without holding the underlying securities, currencies, or futures contracts, its potential loss is unlimited. The Fund will be required, however, to set aside with its custodian bank liquid assets in amounts sufficient at all times to satisfy its obligations under options and futures contracts.

The successful use of options and futures will usually depend on Loomis Sayles' ability to forecast stock market, currency, or other financial market movements correctly. The Fund's ability to hedge against adverse changes in the value of securities held in its portfolio through options and futures also depends on the degree of correlation between changes in the value of futures or options positions and changes in the values of the portfolio securities. The successful use of futures and exchange-traded options also depends on the availability of a liquid secondary market to enable the Fund to close its positions on a timely basis. There can be no assurance that such a market will exist at any particular time. In the case of options that are not traded on an exchange ("over-the-counter" options), the Fund is at risk that the other party to the transaction will default on its obligations, or will not permit the Fund to terminate the transaction before its scheduled maturity.

The options and futures markets of foreign countries are small compared to those of the United States and consequently are characterized in most cases by less liquidity than U.S. markets. In addition, foreign markets may be subject to less detailed reporting requirements and regulatory controls than U.S. markets. Furthermore, investments in options in foreign markets are subject to many of the same risks as other foreign investments. See "Foreign Securities" above.

REPURCHASE AGREEMENTS

In a repurchase agreement, the Fund buys securities from a seller, usually a bank or brokerage firm, with the understanding that the seller will repurchase the securities at a higher price at a later date. Such transactions afford an opportunity for the Fund to earn a return on available cash at minimal market risk, although the Fund may be subject to various delays and risks of loss if the seller is unable to meet its obligations to repurchase.

MANAGEMENT

INVESTMENT ADVISER

The Board of Trustees of Loomis Sayles Funds oversees the Fund and supervises the Fund's investment adviser, Loomis, Sayles & Company, L.P. ("Loomis
Sayles"), which is located at One Financial Center, Boston, Massachusetts 02111.

Loomis Sayles was founded in 1926 and is one of the country's oldest and largest investment firms. Loomis Sayles is responsible for making investment decisions for the Fund and for managing the Fund's other affairs and business, including providing executive and other personnel for the management of the Fund.

As previously described in the "Expenses of the Fund" section, the Fund pays Loomis Sayles a monthly investment advisory fee, also known as a management fee, at an annual rate of .60% of the Fund's average net assets for these services.

Certain expenses incurred by the Fund would have been higher if not for Loomis Sayles' contractual obligation to limit the Fund's expenses through February 1, 2004.

PORTFOLIO MANAGERS

Daniel J. Fuss, Executive Vice President of Loomis Sayles Funds and Vice Chairman of Loomis Sayles, has served as portfolio manager of the Fund since its inception in 1998. Kathleen C. Gaffney, Vice President of Loomis Sayles Funds and of Loomis Sayles, has served as associate portfolio manager of the Fund since its inception in 1998. Each has been employed by Loomis Sayles for more than five years.

SERVICE AND DISTRIBUTION PLAN

The Fund has adopted a service and distribution plan under Rule 12b-1 of the Investment Company Act of 1940 that allows the Fund to pay the distributor a monthly service fee of .25% of the Fund's average daily net assets and a monthly distribution fee of .50% of the Fund's average daily net assets. The distributor may pay all or any portion of the service fee to securities dealers or other organizations for providing personal service to you or maintaining shareholder accounts. The distributor may pay all or any portion of the distribution fee to securities dealers who are dealers of record with respect to the Fund's shares as distribution fees in connection with the sale of the Fund's shares. The distributor retains the balance of these fees as compensation for its services as distributor. Because these fees are paid out of the Fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGE

As described below, a sales charge will apply each time you purchase shares of the Fund. This sales charge is not imposed on shares purchased with reinvested dividends or other distributions.

The price you pay will be the per share net asset value ("NAV") next calculated after a proper investment order is received by Loomis Sayles Funds' transfer or other agent or subagent plus the sales charge (the public offering price). Further information regarding the sales charges is presented below.


     SALES CHARGE AS A               SALES CHARGE AS A
PERCENTAGE OF OFFERING PRICE PERCENTAGE OF NET AMOUNT INVESTED
--------------------------------------------------------------
           2.50%                           2.56%

The sales charge is allocated between your broker-dealer and the distributor. The amount reallowed to broker-dealers is 2.00% as a percentage of the public offering price. The Fund receives the NAV.

GENERAL INFORMATION

PRICING

The price of the Fund's shares is based on its NAV, plus the sales charge described previously. The NAV per share of the Fund equals the total value of its assets, less its liabilities, divided by the number of outstanding shares. Shares are valued as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the Exchange is open for trading.

The Fund values its investments for which market quotations are readily available at market value. The Fund values short-term investments that will mature within 60 days at amortized cost, which approximates market value. The Fund values all other investments and assets at fair value.

The Fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the Fund's NAV. Because foreign markets may be open at different times than the NYSE, the value of the Fund's shares may change on days when shareholders are not able to buy or sell shares. If events materially affecting the values of the Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the NYSE, these foreign investments may be valued at their fair value.

HOW TO PURCHASE SHARES

You can buy shares of the Fund through a broker-dealer that has been approved by Loomis Sayles Distributors, L.P., which can be contacted at One Financial Center, Boston, MA 02111 (800-633-3330).

The Fund sells its shares at the NAV next calculated after State Street Bank and Trust Company receives a properly completed investment order, plus the sales charge described previously. State Street Bank and Trust Company generally must receive a properly completed order before the close of regular trading on the NYSE for shares to be bought or sold at the Fund's NAV on that day.

 . BY CHECK All purchases made by check through your broker-dealer should be in U.S. dollars and made payable to State Street Bank and Trust Company. The Fund will not accept checks made payable to anyone other than State Street Bank and Trust Company. When you make an investment by check through your broker-dealer, you will not be permitted to redeem that investment until it has cleared or has been in your account for 15 days.

 . BY WIRE Your broker-dealer also may wire your initial and subsequent investments to the Fund by using the following wire instructions:

       State Street Bank and Trust Company
       225 Franklin Street
       Boston, MA 02110
       ABA No. 011000028
       DDA 4133-408-7
       Attn: Custody and Shareholder Services
       Loomis Sayles Managed Bond Fund

Your broker-dealer may charge a fee for transmitting funds by wire.

The Fund and the distributor reserve the right to reject any purchase order, including orders in connection with exchanges, for any reason that the Fund or the distributor in its sole discretion deems appropriate. Although the Fund does not presently anticipate that it will do so, the Fund reserves the right to suspend or change the terms of the offering of its shares. In order to avoid dividend dilution, it is expected that the Fund will reject purchase orders in excess of U.S. $5 million on each of the five Fund business days preceding the ex-dividend date of each month. A Fund business day is any day on which the NYSE is open for business.

The distributor may accept telephone orders from broker-dealers who have been previously approved by the distributor. Broker-dealers are responsible for forwarding purchase or redemption orders to the distributor promptly. Broker-dealers may charge you a transaction-based fee or other fee for their services at either the time of purchase or the time of redemption. Such charges may vary among broker-dealers but in all cases will be retained by the broker-dealer and not remitted to the Fund.

The Fund may periodically close to new purchases of shares or refuse any order to buy shares if the Fund determines that doing so would be in the best interests of the Fund and its shareholders.

Each initial and subsequent investment must be for at least 100 shares or multiples of 100 shares.

HOW TO REDEEM SHARES

You can redeem shares of the Fund through your broker-dealer any day the NYSE is open. If you are redeeming shares that you purchased within the past 15 days by check, your redemption will be delayed until your payment for the shares clears.

Your redemptions generally will be wired to your broker-dealer on the third business day after your request is received in good order. Under unusual circumstances, the Fund may suspend redemptions or postpone payment for more than seven days. Although most redemptions are made in cash, as described in the Statement of Additional Information, the Fund reserves the right to redeem shares in kind.

To redeem shares, send a signed letter of instruction to your broker-dealer that includes the name of the Fund, the exact name(s) in which the shares are registered, any special capacity in which you are signing (such as trustee or custodian or on behalf of a partnership, corporation, or other entity), your address, telephone number, account number, and the number of shares or dollar amount to be redeemed. Your broker-dealer will send your redemption request to State Street Bank and Trust Company.

If you have certificates for the shares you want to sell, you must include them along with completed stock power forms.

Before State Street Bank and Trust Company can wire redemption proceeds to your bank account, your broker-dealer must provide specific wire instructions to State Street Bank and Trust Company.

REDEMPTION BY THE FUND If you own fewer shares than the minimum set by the Trustees, the Fund may redeem your shares and send you the proceeds.

DIVIDENDS AND DISTRIBUTIONS

It is the policy of the Fund to pay its shareholders each year, as dividends, substantially all of its net investment income. The Fund generally declares and pays such dividends monthly. The Fund also distributes all of its net capital gains realized from the sale of portfolio securities. Any capital gain distributions are normally made annually, but may be made more frequently. The Fund normally pays distributions to investors who own shares of the Fund as of the last business day of each month. Loomis Sayles Funds' trustees may change the frequency with which the Fund declares or pays dividends.

You may choose to:

.. Reinvest all distributions in additional shares.

.. Have checks sent to the address of record for the amount of distribution or have the distribution transferred through Automated Clearing House ("ACH") to a bank of your choice.

If you do not select an option when you open your account, all distributions will be reinvested.

TAX CONSEQUENCES

The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a foreign shareholder (including a nonresident alien individual who does not have a "substantial presence" in the United States under the Internal Revenue Code, a foreign estate, a foreign trust, a foreign corporation, and a foreign partnership). Information regarding the taxation of U.S. shareholders is contained in the Statement of Additional Information.

Distributions of investment income (including distributions derived from short-term capital gains) are in general subject to a U.S. withholding tax of 30% when paid to you. If you are resident in a country that has an income tax treaty with the United States, such as Japan, you may be eligible for a reduced withholding rate (upon filing of appropriate forms), and you are urged to consult your tax adviser regarding the applicability and effect of such a treaty. Properly designated distributions of net capital gain (that is, the excess of net long-term capital gains over net short-term capital losses) and any gain realized by you upon the sale, exchange, or redemption of Fund shares will ordinarily not be subject to U.S. income taxation. However, redemption proceeds and distributions of investment income and of net capital gain may be subject to backup withholding at a rate of up to 30.0% if certain conditions are not met, including if you fail to certify as to your status as a foreign person. In addition, if your income from the Fund is "effectively connected" with a U.S. trade or business, you will be subject in general to U.S. federal income tax on the income derived from the Fund in the same manner as a U.S. shareholder, and if you are a foreign corporation, such income may also be subject to a branch profits tax.

Distributions of investment income and net capital gains are taxable whether you received them in cash or reinvested them in additional shares. If a distribution is made shortly after you purchase shares of the Fund, while in effect a return of capital to you, the distribution is taxable, as described above.

The Fund's investment in foreign securities may be subject to foreign withholding taxes, which would decrease the Fund's yield on those securities. In addition, the Fund's investment in foreign securities may increase or accelerate the Fund's recognition of income and may affect the timing or amount of the Fund's distributions.

You should consult your tax adviser for more information on how an investment in the Fund affects your own tax situation, including possible foreign, state, and local taxes.

FINANCIAL HIGHLIGHTS

The financial highlights table below is intended to help you understand the Fund's financial performance. Certain information reflects financial results for a single Fund share. The total returns represent the rate that you would have earned or lost on an investment in the Fund, assuming reinvestment of all dividends and distributions.

This information has been audited by PricewaterhouseCoopers LLP. The report of PricewaterhouseCoopers LLP and the Fund's financial statements are included in the Fund's annual reports to shareholders, which are available free of charge by calling 800-633-3330.

LOOMIS SAYLES MANAGED BOND FUND

                                                           Year Ended
                                                  ----------------------------
                                                                                 Oct. 1,
                                                                                1998* to
                                                  Sept. 30, Sept. 30, Sept. 30, Sept. 30,
                                                    2002+     2001      2000      1999
-------------------------------------------------------------------------------------------
Net asset value, beginning of period               $ 9.05    $  9.45   $  9.79   $  9.95
                                                   ------    -------   -------   -------
Income from investment operations--
 Net investment income                               0.64#      0.71#     0.68      0.68
 Net realized and unrealized gain (loss) on
   investments                                       0.55      (0.36)    (0.20)    (0.22)
                                                   ------    -------   -------   -------
   Total from investment operations                  1.19       0.35      0.48      0.46
                                                   ------    -------   -------   -------
Less distributions--
 Dividends from net investment income               (0.65)     (0.71)    (0.67)    (0.62)
 Distributions from net realized capital gains       0.00      (0.04)    (0.15)     0.00
                                                   ------    -------   -------   -------
   Total distributions                              (0.65)     (0.75)    (0.82)    (0.62)
                                                   ------    -------   -------   -------
Net asset value, end of period                     $ 9.59    $  9.05   $  9.45   $  9.79
                                                   ======    =======   =======   =======
Total return (%)**                                   13.6        4.1       5.2       4.6++
Net assets, end of period (000)                    $9,729    $10,253   $17,598   $34,264
Ratio of net expenses to average net assets
 (%)***                                              1.50       1.50      1.50      1.50+++
Ratio of gross expenses to average net assets
 (%)                                                 2.97       3.20      2.65      2.03+++
Ratio of net investment income to average net
 assets (%)                                          6.80       7.90      6.84      6.77+++
Portfolio turnover rate (%)                            19          1        52        34++

*   Commencement of operations on October 1, 1998.
** Total returns would have been lower had the adviser not reduced its advisory fees and/ or borne other operating expenses. Total return does not include the effect of any front end sales charges for the Fund.
*** The adviser has agreed to reimburse a portion of the Fund's expenses during the period. Without this reimbursement, the Fund's ratio of operating expenses to average net assets would have been higher.
+ As required effective October 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement purposes only. For the year ended September 30, 2002, the impact to the Fund's per share net investment income and net realized and unrealized gain
    (loss) was less than $.01 and the impact to the ratio of net investment income to average net assets was less than .01%. Per share ratios and supplemental data for periods prior to October 1, 2001 have not been restated to reflect this change in presentation.
++ Periods less than one year are not annualized.
+++   Annualized for periods less than one year.
# Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

APPENDIX A

DESCRIPTION OF BOND RATINGS ASSIGNED BY STANDARD & POOR'S AND MOODY'S INVESTORS SERVICE, INC.

STANDARD & POOR'S

AAA An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. Obligations rated "BB", "B", "CCC", "CC", and "C" are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB An obligation rated "BB" is less vulnerable to nonpayment that other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B An obligation rated "B" is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC An obligation rated "CCC" is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC An obligation rated "CC" is currently highly vulnerable to nonpayment.

C A subordinated debt or preferred stock obligation rated "C" is currently highly vulnerable to nonpayment. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A "C" also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D An obligation rated "D" is in payment default. The "D" rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The "D" rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

R This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating. Examples include: obligations liked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk--such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

N.R. This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

Plus (+) or Minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S INVESTORS SERVICE, INC.

AAA Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA Bonds which are rated Aa are judged to be high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

BAA Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

NOTE: Moody's applies numerical modifiers 1, 2, and 3 in each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

FOR MORE INFORMATION ABOUT THE FUND:

The Fund's statement of additional information (SAI) and annual and semi-annual reports to shareholders provide additional information about the Fund. The SAI, the auditor's report and the most recent annual report to shareholders are incorporated by reference into this Prospectus, which means that they are part of this Prospectus for legal purposes.

In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during the last fiscal year.

You may get free copies of these materials, request other information about the Fund and other Loomis Sayles Funds, or make shareholder inquiries by contacting your financial adviser, by visiting the Loomis Sayles web site at http://www.loomissayles.com, or by calling Loomis Sayles toll-free at 800-633-3330.

You may review and copy information about the Fund, including the SAI, at the Securities and Exchange Commission's Public Reference Room in Washington, DC. You may call the Commission at 202-942-8090 for information about the operation of the Public Reference Room. You also may access reports and other information about the Fund on the EDGAR Database on the Commission's web site at http://www.sec.gov. You may obtain these reports and other information about the Fund, with payment of a duplicating fee, by writing the Public Reference Section of the Commission, Washington, DC 20549-0102, or via e-mail (publicinfo@sec.gov). You may need to refer to the Fund's file number, which is listed at the bottom of this page.

Loomis Sayles Funds
One Financial Center
Boston, MA 02111
800-633-3330
www.loomissayles.com


File No. 811-6241

[LOGO] LS LOOMIS SAYLES FUNDS


                            STATEMENT OF ADDITIONAL
                                  INFORMATION

                                                               FEBRUARY 1, 2003

   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OF CLASS J SHARES OF THE LOOMIS SAYLES INVESTMENT GRADE BOND FUND SERIES ("FUND") OF LOOMIS SAYLES FUNDS DATED FEBRUARY 1, 2003, AS REVISED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS. A COPY OF THE FUND'S PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111.

LOOMIS SAYLES FUNDS

  .  Loomis Sayles Investment Grade Bond Fund (Class J shares)

                               TABLE OF CONTENTS

         THE TRUST.................................................  3

         INVESTMENT STRATEGIES AND RISKS...........................  3

            Investment Restrictions................................  3

            Investment Strategies..................................  5

            U.S. Government Securities.............................  5

            When-Issued Securities.................................  7

            Zero Coupon Bonds......................................  7

            Repurchase Agreements..................................  7

            Real Estate Investment Trusts..........................  8

            Rule 144A Securities...................................  8

            Foreign Currency Transactions..........................  8

            Options and Futures....................................  9

         MANAGEMENT OF THE TRUST................................... 11

         PRINCIPAL HOLDERS......................................... 16

         INVESTMENT ADVISORY AND OTHER SERVICES.................... 18

         PORTFOLIO TRANSACTIONS AND BROKERAGE...................... 21

         DESCRIPTION OF THE TRUST.................................. 23

            Voting Rights.......................................... 23

            Shareholder and Trustee Liability...................... 24

            How to Buy Shares...................................... 25

            Net Asset Value........................................ 25

         SHAREHOLDER SERVICES...................................... 26

            Open Accounts.......................................... 26

            Redemptions............................................ 26

         TAXES..................................................... 26

         FINANCIAL STATEMENTS...................................... 31

         CALCULATION OF YIELD AND TOTAL RETURN..................... 31

         PERFORMANCE COMPARISONS................................... 31

         PERFORMANCE DATA.......................................... 35

         APPENDIX A--PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND
           INFORMATION............................................. 36

         APPENDIX B--ADVERTISING AND PROMOTIONAL LITERATURE........ 38

                                   THE TRUST

   Loomis Sayles Funds (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes 13 series (collectively, the "Funds"), including the Loomis Sayles Investment Grade Bond Fund (the "Fund"). The Trust was organized as a Massachusetts business trust on February 20, 1991.

   Class J shares of the Fund are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                        INVESTMENT STRATEGIES AND RISKS

   The investment objective and principal investment strategies of the Fund are described in the Prospectus. The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of the Fund as set forth in the Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this Statement of Additional Information means the lesser of
(i) 67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

INVESTMENT RESTRICTIONS

   In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

   The Fund will not:

       (1) Invest in companies for the purpose of exercising control or management.

      *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

      *(4) Make loans, except that the Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor

   (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restriction (9) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

      *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

      *(9) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (13) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

      *(14) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

   The Fund normally will invest at least 80% of its assets in investment grade fixed income securities.

   The Fund intends, based on the views of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract; nor, consistent with the position of the Securities and Exchange Commission, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

   In connection with the offering of its shares in Japan, the Fund has undertaken to the Japan Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund's net assets in securities that are not traded on a recognized exchange; (2) portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Trust, Loomis Sayles, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers of employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his own account whether in his own or other name (as well as a nominee's name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's Prospectus and Statement of Additional Information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation); and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

   If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

INVESTMENT STRATEGIES

   Except to the extent prohibited by the Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing the Fund may include investments in the types of securities described below.

U.S. GOVERNMENT SECURITIES

   U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the

Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

   U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

   U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

   "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

   "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

   "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

   As described in the Prospectus, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES

   When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON BONDS

   Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

REPURCHASE AGREEMENTS

   Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

REAL ESTATE INVESTMENT TRUSTS

   Real Estate Investment Trusts ("REITs") involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, are subject to heavy cash flow dependency, risks of default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code, and failing to maintain their exemptions from registration under the 1940 Act.

   Investment in REITs involves risk similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

FOREIGN CURRENCY TRANSACTIONS

   Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

   The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

   Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

   The Fund generally will not enter into forward contracts with a term of greater than one year.

   Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

   The Fund, in conjunction with its transactions in forward contracts, options and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.

OPTIONS AND FUTURES

   An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

   If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

   The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

   Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

   An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

   An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

   Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

   In accordance with Commodity Futures Trading Commission Rule 4.5, the Fund may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

                            MANAGEMENT OF THE TRUST

   The trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts.

                            DISINTERESTED TRUSTEES

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                      IN FUND
NAME (DATE OF BIRTH); ADDRESS;               PRINCIPAL OCCUPATION(S)  COMPLEX             OTHER
             AND                  POSITION           DURING           OVERSEEN  TRUSTEESHIPS/DIRECTORSHIPS
     POSITION WITH TRUST        HELD SINCE**     PAST FIVE YEARS     BY TRUSTEE      HELD BY TRUSTEE
------------------------------  ------------ ----------------------- ---------- --------------------------
Joseph Alaimo (8/12/30);            1999     Chairman,                   22      Wintrust Financial
530 North Lexington Drive,                   Wayne Hummer Trust                  Corporation
Lake Forest, IL 60045-1544;                  Company
Trustee

Edward A. Benjamin (05/30/38);      2002     Director,                   22      Trustee,
71 Sierra Rosa Loop,                         Precision Optics                    New England Zenith
Santa Fe, NM 87506-0118;                     Corporation                         Fund
Trustee                                      (optics manufacturer);
                                             Director,
                                             Coal, Energy
                                             Investments &
                                             Management, LLC;
                                             Partner,
                                             Ropes & Gray (law
                                             firm) until 1999

Paul G. Chenault (09/12/33);        1999     Retired                     22      Director, Mailco Office
5852 Pebble Beach Way,                                                           Products, Inc.
San Luis Obispo, CA 94301-8270;
Trustee

                              INTERESTED TRUSTEE

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                      IN FUND
 NAME (DATE OF BIRTH); ADDRESS               PRINCIPAL OCCUPATION(S)  COMPLEX             OTHER
              AND                 POSITION           DURING           OVERSEEN  TRUSTEESHIPS/DIRECTORSHIPS
      POSITION WITH TRUST       HELD SINCE**     PAST FIVE YEARS     BY TRUSTEE      HELD BY TRUSTEE
 -----------------------------  ------------ ----------------------- ---------- --------------------------
Robert J. Blanding* (04/14/47);     2002      President, Chairman,       22                N/A
555 California Street,                        Director, and
San Francisco, CA 94104                       Chief Executive
Trustee and President                         Officer,
                                              Loomis Sayles

-----------------
* Mr. Blanding is deemed an "interested person" (as defined in the Investment Company Act of 1940) of the Trust and Loomis Sayles by virtue of his position as an officer and director of Loomis Sayles.
** Each trustee serves for an indefinite term in accordance with the Trust's
   Agreement and Declaration of Trust until the date the trustee dies, resigns or is removed, or, if sooner, until the election and qualification of the Trustee's successor.

                                   OFFICERS

NAME (DATE OF BIRTH); ADDRESS;                             PRINCIPAL OCCUPATION(S)
   AND POSITION WITH TRUST      POSITION HELD SINCE*       DURING PAST FIVE YEARS
------------------------------  --------------------- ---------------------------------
Mark B. Baribeau (12/20/59);    1999                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Sheila M. Barry (05/30/45);     1996                  Vice President,
  One Financial Center,                               Assistant General Counsel,
  Boston, MA 02111;                                   Loomis Sayles
  Secretary
Kenneth M. Buntrock (03/29/52); 2000                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
James L. Carroll (6/18/50)      1998                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Kevin P. Charleston (12/26/65); 2002;                 Director and Chief Financial
  One Financial Center,         Vice President        Officer, Loomis Sayles; Formerly,
  Boston, MA 02111;             since 1999            Senior Vice President and
  Treasurer                                           Treasurer, Nvest Companies, L.P.
Perry J. Conchinha (11/04/69);  2000                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Pamela N. Czekanski (02/17/59); 2000                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Christopher R. Ely (10/16/55);  1996                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Daniel J. Fuss (9/27/33);       2002; Prior to 2002   Vice Chairman and Director,
  One Financial Center,         President and Trustee Loomis Sayles
  Boston, MA 02111;             since 1995 and Vice
  Executive Vice President      President from 1991
                                to 1995
Philip C. Fine (12/28/49);      1996                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Kathleen C. Gaffney (12/20/61); 1998                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

-----------------
* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected or qualified, or until he or she sooner dies, resigns or becomes disqualified.

 NAME (DATE OF BIRTH); ADDRESS;                            PRINCIPAL OCCUPATIONS
    AND POSITION WITH TRUST       POSITION HELD SINCE*     DURING PAST FIVE YEARS
 ------------------------------   -------------------- ------------------------------
Joseph R. Gatz (03/07/62);                2000         Vice President, Loomis Sayles
  39533 Woodward Avenue,
  Bloomfield Hills, MI 48304;
  Vice President

John Hyll (06/09/54);                     1992         Vice President, Loomis Sayles
  555 California Street,
  San Francisco, CA 94104;
  Vice President

Robert Ix (02/02/65);                     2002         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Steven Kaseta (03/05/55);                 2002         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Lauriann Kloppenburg (06/19/60);          2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Warren N. Koontz, Jr. (05/17/61);         2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Eswar M. Menon (02/23/64);                1999         Vice President, Loomis Sayles;
  555 California Street,                               Formerly, Portfolio Manager,
  San Francisco, CA 94104;                             Nichoals Applegate Capital
  Vice President                                       Management

Alexander L. Muromcew (6/27/63);          1999         Vice President, Loomis Sayles
  555 California Street,
  San Francisco, CA 94104;
  Vice President

Nicholas H. Palmerino (05/09/65);         1996         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Assistant Treasurer

Lauren B. Pitalis (10/11/60);             1998         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

David W. Rolley (05/20/52);               2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

-----------------
* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected or qualified, or until he or she sooner dies, resigns or becomes disqualified.

NAME (DATE OF BIRTH); ADDRESS;                           PRINCIPAL OCCUPATIONS
   AND POSITION WITH TRUST      POSITION HELD SINCE*     DURING PAST FIVE YEARS
------------------------------  -------------------- -------------------------------

Richard D. Skaggs (05/29/55);           2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

David L. Smith (05/06/59);              1996         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Daniel G. Thelen (02/21/58);            2000         Vice President, Loomis Sayles
  39533 Woodward Avenue,
  Bloomfield Hills, MI 48304;
  Vice President

Sandra P. Tichenor (06/02/49);          1996         General Counsel,
  555 California Street,                             Executive Vice President,
  San Francisco, CA 94104;                           Secretary, Clerk, and Director,
  Vice President                                     Loomis Sayles

John N. Tribolet (05/23/70);            1999         Vice President, Loomis Sayles;
  555 California Street,                             Formerly, Portfolio Manager,
  San Francisco, CA 94104;                           Nicholas Applegate Capital
  Vice President                                     Management

Jeffrey W. Wardlow (10/21/60);          1991         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Gregory B. Woodgate (03/23/71);         2001         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA ) 02111;
  Assistant Treasurer

-----------------
* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected or qualified, or until he or she sooner dies, resigns or becomes disqualified.

TRUSTEE BENEFICIAL OWNERSHIP

   The following tables set forth the dollar range of shares owned by each trustee as of December 31, 2002 in (i) the Fund and (ii) in all funds overseen by the trustee in Loomis Sayles Funds and Loomis Sayles Investment Trust on an aggregate basis:

                               INTERESTED TRUSTEE
                               ------------------
         FUND                                        ROBERT J. BLANDING
         ----                                        ------------------
         Investment Grade Bond Fund.................  $10,001-$50,000
         Aggregate dollar range of securities in all
           registered investment companies
           overseen by trustee in the Fund
           Complex..................................    over $100,000

                                   DISINTERESTED TRUSTEES
                                   ----------------------
FUND                                        JOSEPH ALAIMO EDWARD A. BENJAMIN PAUL G. CHENAULT
----                                        ------------- ------------------ ----------------
Investment Grade Bond Fund.................     none             none             none
Aggregate dollar range of securities in all
  registered investment companies overseen
  by trustee in the Fund Complex........... over $100,000        none        $10,001-$50,000

COMMITTEES OF THE BOARD

   The trustees have delegated certain authority to the Audit Committee, Contract Review and Nominating and Governance Committee. Each committee has the same members all of whom are not interest persons of the Trust. During 2002, each of the Audit Committee and Contract Review Committee met twice and Nominating and Governance Committee once.

   The Audit Committee make recommendations to the Board regarding the selection of the independent accountants for the Fund and review the scope of the work, performance and compensation of such accountants; review with independent accountants the financial statements and the reports of the accountants; confers with the independent accountants regarding the results of the audits and the adequacy of the accounting procedures and controls and from time to time, review with the independent accountants the controls and procedures employed by, and reports with respect to, the Trust's custodian.

   The Contract Review Committee reviews and makes recommendations to the Board as to contracts requiring approval of the majority of the non-interested trustees and as to any other contracts that may be referred to the Committee by the Board. Contracts generally requiring approval on an annual basis include all investment advisory contracts, distribution agreements and Rule 12b-1 plans.

   The Nominating and Governance Committee meet as needed and reviews and makes recommendations to the Board as to the governance issues that come before the Board, including, but not limited to: committee structure, committee membership, Board membership (including nominees for election as trustees of the Trust) and compensation of the non-interested trustees.

                              COMPENSATION TABLE

                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002

                                                                      (4)
                                                    (3)              TOTAL
                                   (2)          PENSION OR       COMPENSATION
                                AGGREGATE   RETIREMENT BENEFITS FROM TRUST AND
                               COMPENSATION ACCRUED AS PART OF   FUND COMPLEX
(1) NAME OF PERSON*, POSITION   FROM TRUST     FUND EXPENSES    PAID TO TRUSTEE
-----------------------------  ------------ ------------------- ---------------
Interested Trustee
------------------
Daniel J. Fuss, Trustee.......   $     0            N/A             $     0
Disinterested Trustees
----------------------
Joseph Alaimo, Trustee........    21,250            N/A              21,250

Paul G. Chenault, Trustee.....    21,250            N/A              21,250

Richard S. Holway, Trustee....    21,250            N/A              21,250

Michael T. Murray, Trustee....    21,250            N/A              21,250

-----------------
* On October 15, 2002, new members of the Board of Trustees were elected to succeed Messrs. Fuss, Holway and Murray. The newly elected trustees, Robert
   J. Blanding (Interested Trustee) and Edward A. Benjamin (Disinterested Trustee), received no compensation from the Trust during the fiscal year ended September 30, 2002.

   The Trust pays no compensation to its officers or to the trustees listed above who are directors, officers, or employees of Loomis Sayles. Beginning November 6, 2002 each trustee who is not a director, officer, or employee of Loomis Sayles is compensated at the rate of $5,000 per in-person meeting. In addition, each trustee receives an annual retainer of $20,000. Because each trustee serves as trustee of Loomis Sayles Investment Trust (a registered open-end investment company also advised by Loomis Sayles) these fees are allocated ratably among each fund in the Fund Complex.

   As of September 30, 2002, the officers and trustees of the Trust did not beneficially own any Class J shares of the Fund.

   The Trust, Loomis Sayles, and Loomis Sayles Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold.

                               PRINCIPAL HOLDERS

   The following table provides information on the principal holders of Class J shares of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of the outstanding Class J shares of the Fund. Information provided in this table is as of December 31, 2002.

                                                           PERCENTAGE OF
        SHAREHOLDER                    ADDRESS              SHARES HELD
        -----------                    -------             -------------
        Marusan Securities Co., Ltd.   2-5-2                    94.6%
                                       Nihonbashi,Chuo-Ku,
                                       Tokyo, Japan

   Since Marusan Securities Co., Ltd. owns more than 25% of the Class J shares of the Fund, it they may be deemed to "control" Class J of the Fund within the meaning of the 1940 Act.

   Marusan Securities Co., Ltd. and Izumi Securities Co. are organized under the laws of Japan. Izumi Securities Co. is controlled by Sumitomo Life Insurance Company.

   Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is a majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

   The seventeen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America collectively had approximately $118 billion in assets under management or administration as of September 30, 2002.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   Advisory Agreement. Under an advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee of .40% of the Fund's average daily net assets.

   During the periods shown below, pursuant to the advisory agreement described above, Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the
Fund:

                          FISCAL YEAR ENDED    FISCAL YEAR ENDED
                               9/30/00              9/30/01        FISCAL YEAR ENDED 9/30/02
                         -------------------- -------------------- -------------------------
                                  FEE WAIVERS          FEE WAIVERS             FEE WAIVERS
                         ADVISORY AND EXPENSE ADVISORY AND EXPENSE ADVISORY    AND EXPENSE
FUND                       FEES   ASSUMPTIONS   FEES   ASSUMPTIONS   FEES      ASSUMPTIONS
----                     -------- ----------- -------- ----------- --------    -----------
Loomis Sayles Investment
  Grade Bond Fund....... $91,373   $419,453   $260,715  $295,922   $624,862     $440,118

   The Trust pays the compensation of its trustees who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectus, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

   Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

   As described in the Prospectus, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

   The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the

Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and the agreement terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

   The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

   In addition to serving as investment adviser to each series of the Trust, Loomis Sayles also acts as investment adviser to each series of Loomis Sayles Investment Trust, a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

   Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Fund outweighs the disadvantages, if any, that might result from these practices.

   Distribution Agreement and Rule 12b-1 Plan. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor") serves as the general distributor of the Fund. Under this agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing its Prospectus to existing shareholders.

   As described in the Prospectus, the Fund has adopted a Service and Distribution Plan for Class J shares pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average net assets attributable to Class J shares and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund's average net assets attributable to Class J shares. Payments under the Plan are made to Japanese broker-dealers and to Loomis Sayles sales representatives. Payments also may be made under the Plan to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan recordkeeping. In addition, payments under the Plan may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees").

   The following table provides information on the amount of fees paid by Class J shares of the Fund under the Plan during the past fiscal year. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor's Japanese representative.

                                                            12B-1 FEES
      FUND                                               PAID BY THE FUND
      ----                                               ----------------
      Loomis Sayles Investment Grade Bond Fund (Class J)     $741,499

   The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund's Class J shares. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The Plan provides that, for so long as the Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

   The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of that Fund's Class J shares or by vote of a majority of the Independent Trustees.

   The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

   The following table provides information on the amount of underwriting commissions received and retained by the Distributor in conjunction with the Fund during the past fiscal year.

   UNDERWRITING COMMISSIONS RECEIVED                       FISCAL YEAR 2002
   AND RETAINED BY THE DISTRIBUTOR                         (10/1/01-9/30/02)
   ---------------------------------                       -----------------
   Loomis Sayles Investment Grade Bond Fund (Class J).....     $685,069

   Other Services. Loomis Sayles performs certain accounting and administrative services for the Trust, pursuant to an administrative services agreement (the "Administrative Services Agreement") between Loomis Sayles and the Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, the Trust reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services, (vii) treasury tax services and other treasury services as may arise from time to time. Beginning May 8, 2002 the Trust pays Loomis Sayles at an annual rate of 0.035% for these services.

For these services, Loomis Sayles was reimbursed or paid by the Trust on behalf of the Fund in an amount of $2,985 for the period of May 8, 2000 to September 30, 2000, $20,220 for the fiscal year ended September 30, 2001 and $61,782 for the fiscal year ended September 30, 2002.

   Transfer Agency Services. CDC IXIS Asset Management Services, Inc. ("CIS"), an affiliate of Loomis Sayles, performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trust pays CIS for its services based on the number of open shareholder accounts.

   Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

   Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 2002 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting.

   Counsel to the Funds. Ropes & Gray, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

   Loomis Sayles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

   Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

   For the fiscal year ended September 30, 2002, the Fund held securities of Bank of America Corp., a regular broker dealer of the Fund, having a market value of $3,203,155 which represents 1.5% of the Fund's assets.

                           DESCRIPTION OF THE TRUST

   The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991.

   The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of the Fund. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

   The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all Funds.

   The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The Fund currently offers Class J shares, as described in this Statement of Additional Information, and Institutional, Retail and Admin Classes of shares, which are described in a separate Statement of Additional Information. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

   The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or the Fund upon written notice to the shareholders.

VOTING RIGHTS

   Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

   The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

   There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

   Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

   No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

   Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

   The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

HOW TO BUY SHARES

   The procedures for purchasing shares of the Fund are summarized in the Prospectus under "General Information--How to Purchase Shares."

NET ASSET VALUE

   The net asset value ("NAV") of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the New York Stock Exchange is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Debt securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

   A shareholder's investment in Class J shares of the Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, the shareholder servicing agent will send each shareholder a statement providing U.S. federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record.

   The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

REDEMPTIONS

   The procedures for redemption of Fund shares are summarized in the Prospectus under "General Information--How to Redeem Shares."

   The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by State Street Bank in proper form.

   The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Trust at the beginning of such period.

   A redemption constitutes a sale of the shares for U.S. federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. (See "TAXES")

                                     TAXES

IN GENERAL

   As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute annually all net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers. Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their investment income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

   As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

   The Internal Revenue Service ("IRS") requires the Fund to withhold ("backup withholding") from a shareholder a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

      (i) if the shareholder does not provide a correct taxpayer identification number to the Fund;

      (ii) if the IRS notifies the Fund that the shareholder has underreported income in the past and thus is subject to backup withholding; or

      (iii) if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding because, for example, of the shareholder's foreign (non-U.S.) status.

   The backup withholding rate is (i) 30% for amounts paid during 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate reductions will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

U.S. FEDERAL INCOME TAXATION OF THE FUND

   The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (that is, generally, its taxable income exclusive of net capital gain) and its tax-exempt income; and (iii) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the value of its assets is invested in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and business. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

   An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

   The Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes, or it may require the Fund to make distributions exceeding book income to avoid income and excise tax liability and to qualify as a regulated investment company.

   Investment by the Fund in a "passive foreign investment company" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investment to market annually or to treat the passive foreign investment company as a "qualified electing fund."

   If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

   The Fund's investments in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not otherwise advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders the requisite amount of its investment company taxable income and net capital gains to eliminate any tax liability at the Fund level.

SHAREHOLDER-LEVEL TAXES--IN GENERAL

   Distributions of income and capital gains are taxable whether received in cash or reinvested in additional shares. Such distributions are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

FOREIGN SHAREHOLDERS

   The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a foreign shareholder (including a nonresident alien individual who does not have a "substantial presence" in the United States under the Code, a foreign estate, a foreign trust, a foreign corporation, and a foreign partnership).

   Distributions of investment company taxable income are in general subject to a U.S. withholding tax of 30% when paid to a foreign shareholder. If a foreign shareholder is resident in a country that has an income tax treaty with the United States, such as Japan, the shareholder may be eligible for a reduced withholding rate (upon filing of appropriate forms), and is urged to consult a tax adviser regarding the applicability and effect of such a treaty. Properly designated distributions of net capital gain and any gain realized upon the sale, exchange or redemption of Fund shares by a foreign shareholder ordinarily will not be subject to U.S. taxation. However, redemption proceeds and distributions of investment company taxable income and of net capital gain may be subject to backup withholding as described above. Also, if a foreign shareholder's income from the Fund is "effectively connected" with a U.S. trade or business, the shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund in the same manner as a U.S. shareholder. If the shareholder is a foreign corporation, such income may also be subject to a branch profits tax.

   In order for a foreign shareholder to qualify for exemption from back-up withholding under income tax treaties, the foreign investor must comply with specific certifications and filing requirements. Foreign shareholders should consult their tax advisers with respect to the potential application of these new regulations.

U.S. SHAREHOLDERS

   The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a U.S. shareholder. Distributions by the Fund of investment company taxable income will be taxable to U.S. shareholders as ordinary income. Properly designated distributions of net capital gain will be taxable to U.S. shareholders as long-term capital gains without regard to how long the shareholder has held shares of the Fund. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to U.S. shareholders who are individuals. However, for taxable years beginning after December 31, 2000, the maximum long-term capital gain tax rates for capital assets (including Fund shares) held by non-corporate U.S. shareholders for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to market, and to pay the tax on any gain thereon, as of January 2, 2001).

   Redemptions, sales and exchanges of the Fund's shares are taxable events, and, accordingly, U.S. shareholders may realize gains or losses on such dispositions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the disposition of Fund shares will be treated as short-term capital gain. However, if a U.S. shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the U.S. shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

   Generally, the Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from the Fund's investments, if any, in foreign securities or REITs.

   The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

CONCLUSION

   The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, and local taxes.

                             FINANCIAL STATEMENTS

   The financial statements of the Fund included in the Trust's 2001 Annual Report, filed with the SEC on December 6, 2002, are incorporated by reference to such Report.

                     CALCULATION OF YIELD AND TOTAL RETURN

   Yield. Yield with respect to the Fund will be computed by dividing the Fund's net investment income per share for a recent 30-day period by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Fund's yields will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

   At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

   Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

   Total Return. Total Return with respect to the Fund is a measure of the change in value of an investment in the Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

   Yield and Total Return. The Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Micropal, Inc. as having similar investment objectives,

(ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

   Volatility. The Fund may quote various measures of its volatility and benchmark correlation. In addition, the Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which the Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. The Fund may utilize charts and graphs to present its volatility and average annual total return. The Fund may also discuss or illustrate examples of interest rate sensitivity.

   Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

   Standard & Poor's Micropal, Inc. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.

   Morningstar, Inc. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent the Fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

   Standard & Poor's Select Funds are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

   Value Line Investment Survey is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value

Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

   CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

   Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as the following:

   Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

   Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

   Lehman Brothers Government/Credit Index.  The Lehman Brothers
Government/Credit Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

   Lehman Brothers Government/Credit Intermediate Index. The Lehman Brothers Government/Credit Intermediate Index consists of those bonds held within the Lehman Brothers Government/Credit Bond Index that have an average maturity of 1-10 years.

   Lehman Brothers 1-3 Year Government Index. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

   Lehman Brothers 1-3 Year Government/Credit Index. The Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities of between one and three years.

   Lehman Brothers Government Index. The Lehman Brothers Government Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

   MSCI-EAFE Index. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

   MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

   Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

   Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

   Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

   Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

   Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

   Standard & Poor's ("S&P") Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of 400 domestic stocks with market capitalizations between $200 million and $5 billion that are chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

   Standard & Poor's 500 Composite Stock Price Index (The "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

   From time to time, articles about the Fund regarding performance, rankings, and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA*

   The manner in which total return and yield of the Fund will be calculated for public use is described above. The table summarizes the calculation of total return and yield for the Fund.

                                                                AVERAGE ANNUAL TOTAL RETURN
                                                      ----------------------------------------------
                                                                                             FROM
                                           CURRENT    FOR THE ONE-YEAR FOR THE THREE-YEAR INCEPTION**
                                         SEC YIELD AT   PERIOD ENDED      PERIOD ENDED      THROUGH
FUND                                       9/30/02        9/30/02           9/30/02         9/30/02
----                                     ------------ ---------------- ------------------ -----------
Loomis Sayles Investment Grade Bond Fund
  (Class J)***..........................     5.14%          2.62%             5.61%          4.55%

-----------------
* Performance for the Fund would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:


                                                               AVERAGE ANNUAL TOTAL RETURN
                                                               WITHOUT EXPENSE LIMITATION
                                                     ----------------------------------------------
                                                                                            FROM
                                         CURRENT SEC FOR THE ONE-YEAR FOR THE THREE-YEAR INCEPTION**
                                          YIELD AT     PERIOD ENDED      PERIOD ENDED      THROUGH
FUND                                       9/30/02       9/30/02           9/30/02         9/30/02
----                                     ----------- ---------------- ------------------ -----------
Loomis Sayles Investment Grade Bond Fund
  (Class J)***..........................    4.62%           2.37%            4.79%          3.55%

-----------------
** The inception date for Class J shares of the Fund is May 24, 1999.
*** Performance for Class J shares includes the effect of the maximum 3.50% front-end sales charge.-

                                  APPENDIX A

          PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION

   ABC and affiliates                     Financial News Network
   Adam Smith's Money World               Financial Planning
   America Online                         Financial Planning on Wall Street
   Anchorage Daily News                   Financial Research Corp.
   Arizona Republic                       Financial Services Week
   Atlanta Constitution                   Financial World
   Atlanta Journal                        Fitch Insights
   Austin American Statesman              Forbes
   Baltimore Sun                          Fort Worth Star-Telegram
   Bank Investment Marketing              Fortune
   Barron's                               Fox Network and affiliates
   Bergen County Record (NJ)              Fund Action
   Bloomberg Business News                Fund Decoder
   Bond Buyer                             Global Finance
   Boston Business Journal                (the) Guarantor
   Boston Globe                           Hartford Courant
   Boston Herald                          Houston Chronicle
   Broker World                           INC
   Business Radio Network                 Indianapolis Star
   Business Week                          Individual Investor
   CBS and affiliates                     Institutional Investor
   CDA Investment Technologies            International Herald Tribune
   CFO                                    Internet
   Changing Times                         Investment Advisor
   Chicago Sun Times                      Investment Company Institute
   Chicago Tribune                        Investment Dealers Digest
   Christian Science Monitor              Investment Profiles
   Christian Science Monitor News Service Investment Vision
   Cincinnati Enquirer                    Investor's Daily
   Cincinnati Post                        IRA Reporter
   CNBC                                   Journal of Commerce
   CNN                                    Kansas City Star
   Columbus Dispatch                      KCMO (Kansas City)
   CompuServe                             KOA-AM (Denver)
   Dallas Morning News                    LA Times
   Dallas Times-Herald                    Leckey, Andrew (syndicated column)
   Denver Post                            Life Association News
   Des Moines Register                    Lifetime Channel
   Detroit Free Press                     Miami Herald
   Donoghues Money Fund Report            Milwaukee Sentinel
   Dorfman, Dan (syndicated column)       Money Magazine
   Dow Jones News Service                 Money Maker
   Economist                              Money Management Letter
   FACS of the Week                       Morningstar
   Fee Adviser                            Mutual Fund Market News

   Mutual Funds Magazine                   San Jose Mercury
   National Public Radio                   Seattle Post-Intelligencer
   National Underwriter                    Seattle Times
   NBC and affiliates                      Securities Industry Management
   New England Business                    Smart Money
   New England Cable News                  St. Louis Post Dispatch
   New Orleans Times-Picayune              St. Petersburg Times
   New York Daily News                     Standard & Poor's Outlook
   New York Times                          Standard & Poor's Stock Guide
   Newark Star Ledger                      Stanger's Investment Advisor
   Newsday                                 Stockbroker's Register
   Newsweek                                Strategic Insight
   Nightly Business Report                 Tampa Tribune
   Orange County Register                  Time
   Orlando Sentinel                        Tobias, Andrew (syndicated column)
   Palm Beach Post                         Toledo Blade
   Pension World                           UP
   Pensions and Investments                US News and World Report
   Personal Investor                       USA Today
   Philadelphia Inquirer                   USA TV Network
   Porter, Sylvia (syndicated column)      Value Line
   Portland Oregonian                      Wall Street Journal
   Prodigy                                 Wall Street Letter
   Public Broadcasting Service             Wall Street Week
   Quinn, Jane Bryant (syndicated column)  Washington Post
   Registered Representative               WBZ
   Research Magazine                       WBZ-TV
   Resource                                WCVB-TV
   Reuters                                 WEEI
   Rocky Mountain News                     WHDH
   Rukeyser's Business (syndicated column) Worcester Telegram
   Sacramento Bee                          World Wide Web
   San Diego Tribune                       Worth Magazine
   San Francisco Chronicle                 WRKO
   San Francisco Examiner

                                  APPENDIX B

                    ADVERTISING AND PROMOTIONAL LITERATURE

   Loomis Sayles Funds' advertising sales literature, communications to shareholders and other promotional material may include, but is not limited to:

          A total return figure or modified inception date that more accurately compares a Fund's performance with other measures of investment return such as data published by Lipper Analytical Services, Inc. or with the performance of any other index.

          Hypothetical calculations of a Fund's aggregate total return for a period of time assuming the investment of a particular investment in shares of a Fund and assuming the reinvestment of all dividends and distributions.

          Specific and general investment philosophies, objectives, strategies, processes and techniques.

          Discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, and the advantages and disadvantages of investing in tax-deferred and taxable investments).

          Discussions of economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation, sources of information, economic models, forecasts, data services utilized, consulted or considered in the course of providing advisory or other services, as well as historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.

          A summary of the substance of information contained in shareholder reports (including the investment composition of a Fund by investment, industry sector and country weighting), as well as the views of Loomis Sayles as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. This information may be updated as of a current date (such as the date of the performance data, if any).

          Charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.

          A discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.

          Inclusion of symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

      Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

   In addition, Loomis Sayles Funds' advertising, sales literature, communications to shareholders and other promotional material may include, but is not limited to, discussions of the following information:

       Loomis Sayles Funds' participation in wrap fee and no transaction fee programs

       Loomis Sayles Funds' and Loomis Sayles' website

       Loomis Sayles publications, including fact sheets for each Fund,

       Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

       Industry conferences at which Loomis Sayles participates

       Current capitalization, levels of profitability, and other financial information

       Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

       The specific credentials of the above individuals, including but not limited to previous employment, current, and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

       The types of clients Loomis Sayles advises, and specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

       Loomis Sayles' method of operation, personnel, internal work environment, procedure and philosophy

       Current and historical statistics relating to:

       --total dollar amount of assets managed

       --Loomis Sayles assets managed in total and by Fund

       --the growth of assets

       --asset types managed

   Loomis Sayles Funds' tag line--"Listening Harder, Delivering More"--and statements that and examples of how Loomis Sayles Funds listens to its clients and works hard to deliver results that exceed their expectations.

[LOGO] LS LOOMIS SAYLES FUNDS


                            STATEMENT OF ADDITIONAL
                                  INFORMATION

                                                               FEBRUARY 1, 2003

   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OF THE MANAGED BOND FUND SERIES ("FUND") OF LOOMIS SAYLES FUNDS DATED FEBRUARY 1, 2003, AS REVISED FROM TIME TO TIME. THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE FUND'S PROSPECTUS. A COPY OF THE PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111.

LOOMIS SAYLES FUNDS

  .  Loomis Sayles Managed Bond Fund

                               TABLE OF CONTENTS

         THE TRUST.................................................  3

         INVESTMENT STRATEGIES AND RISKS...........................  3

            Investment Restrictions................................  3

            Investment Strategies..................................  5

            U.S. Government Securities.............................  5

            When-Issued Securities.................................  6

            Zero Coupon Bonds......................................  7

            Repurchase Agreements..................................  7

            Rule 144A Securities...................................  7

            Foreign Currency Transactions..........................  8

            Options and Futures....................................  9

         MANAGEMENT OF THE TRUST................................... 11

         PRINCIPAL HOLDERS......................................... 17

         INVESTMENT ADVISORY AND OTHER SERVICES.................... 18

         PORTFOLIO TRANSACTIONS AND BROKERAGE...................... 21

         DESCRIPTION OF THE TRUST.................................. 23

            Voting Rights.......................................... 23

            Shareholder and Trustee Liability...................... 24

            How to Buy Shares...................................... 25

            Net Asset Value........................................ 25

         SHAREHOLDER SERVICES...................................... 26

            Open Accounts.......................................... 26

            Redemptions............................................ 26

         TAXES..................................................... 26

            In General............................................. 26

            U.S. Federal Income Taxation of the Fund............... 27

            Shareholder-Level Taxes--In General.................... 28

            Foreign Shareholders................................... 28

            U.S. Shareholders...................................... 29

            Conclusion............................................. 30

         FINANCIAL STATEMENTS...................................... 31

         CALCULATION OF YIELD AND TOTAL RETURN..................... 31

         PERFORMANCE COMPARISONS................................... 31

         PERFORMANCE DATA.......................................... 35

         APPENDIX A--PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND
           INFORMATION............................................. 36

         APPENDIX B--ADVERTISING AND PROMOTIONAL LITERATURE........ 38

                                   THE TRUST

   Loomis Sayles Funds (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes 13 series (collectively, the "Funds"), including the Loomis Sayles Managed Bond Fund (the "Fund"). The Trust was organized as a Massachusetts business trust on February 20, 1991.

   Shares of the Fund are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                        INVESTMENT STRATEGIES AND RISKS

   The investment objective and principal investment strategies of the Fund are described in the Prospectus. The investment policies of the Fund set forth in the Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of the Fund as set forth in the Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund (which in the Prospectus and this Statement of Additional Information means the lesser of
(i) 67% of the shares of the Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

INVESTMENT RESTRICTIONS

   In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of the Fund (and those marked with an asterisk are fundamental policies of the Fund):

   The Fund will not:

        (1) Invest in companies for the purpose of exercising control or management.

       *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

       *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent the Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

       *(4) Make loans. (For purposes of this investment restriction, neither
   (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which the Fund may invest consistent with its investment policies is considered the making of a loan.)

        (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

        (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

        (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that the Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restriction (9) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

       *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

       *(9) Borrow money in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (10) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (11) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (12) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (13) Write or purchase puts, calls, or combinations of both, except that the Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

      *(14) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restriction (9) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts, and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

      The Fund normally will invest at least 80% of its assets in fixed income securities.

   The Fund intends, based on the views of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (12) above.

   For purposes of the foregoing restrictions, the Fund does not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the SEC, does the Fund consider such swap contracts to involve the issuance of a senior security, provided the Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

   In connection with the offering of its shares in Japan, the Fund has undertaken to the Japan Securities Dealers Association: (1) that the Fund will not invest more than 15% of the Fund's net assets in securities that are not traded on a recognized exchange; (2) portfolio securities of the Fund may not be purchased from or sold or loaned to any Trustee of the Trust, Loomis Sayles, acting as investment adviser of the Fund, or any affiliate thereof or any of their directors, officers of employees, or any major shareholder thereof (meaning a shareholder who holds to the actual knowledge of Loomis Sayles, on his own account whether in his own or other name as well as a nominee's name, 15% or more of the total issued outstanding shares of such a company), acting as principal or for their own account unless the transaction is made within the investment restrictions set forth in the Fund's Prospectus and Statement of Additional Information and either (i) at a price determined by current publicly available quotations (including a dealer quotation) or (ii) at competitive prices or interest rates prevailing from time to time on internationally recognized securities markets or internationally recognized money markets (including a dealer quotation), and (3) that the Fund will not, together with other registered investment companies managed by Loomis Sayles, acquire more than 50% of the voting shares of any issuer.

   If the undertaking is violated, the Fund will, promptly after discovery, take such action as may be necessary to cause the violation to cease, which shall be the only obligation of the Fund and the only remedy in respect of the violation. This undertaking will remain in effect as long as shares of the Fund are qualified for offer or sale in Japan and such undertaking is required by the Japanese Securities Dealers Association as a condition of such qualification.

INVESTMENT STRATEGIES

   Except to the extent prohibited by the Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing the Fund may include investments in the types of securities described below.

U.S. GOVERNMENT SECURITIES

   U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

   U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

   U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

   "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Fund) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

   "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

   "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

   As described in the Prospectus, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES

   When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when the Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When the Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when-issued or delayed-delivery commitments. The Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when- issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON BONDS

   Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), the Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

REPURCHASE AGREEMENTS

   Under a repurchase agreement, the Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the Investment Company Act of 1940, as amended (the "1940 Act"), a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

RULE 144A SECURITIES

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

FOREIGN CURRENCY TRANSACTIONS

   Since investment in securities of foreign issuers will usually involve currencies of foreign countries, and since the Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of the Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and the Fund may incur costs in connection with conversion between various currencies.

   The Fund may enter into forward contracts under two circumstances. First, when the Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

   Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

   The Fund generally will not enter into forward contracts with a term of greater than one year.

   Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

   The Fund, in conjunction with its transactions in forward contracts, options and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options and futures.

OPTIONS AND FUTURES

   An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

   If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. The Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

   The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. The Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

   Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

   An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

   An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

   Income earned by the Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of the Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

   In accordance with Commodity Futures Trading Commission Rule 4.5, if the Fund were to engage in futures transactions, including without limitation futures and options on futures, it will use futures solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

                            MANAGEMENT OF THE TRUST

   The trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts.

                            DISINTERESTED TRUSTEES

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                      IN FUND
                                             PRINCIPAL OCCUPATION(S)  COMPLEX             OTHER
NAME (DATE OF BIRTH); ADDRESS;    POSITION           DURING           OVERSEEN  TRUSTEESHIPS/DIRECTORSHIPS
   AND POSITION WITH TRUST      HELD SINCE**     PAST FIVE YEARS     BY TRUSTEE      HELD BY TRUSTEE
------------------------------  ------------ ----------------------- ---------- --------------------------
Joseph Alaimo (8/12/30);            1999     Chairman,                   22      Wintrust Financial
530 North Lexington Drive,                   Wayne Hummer Trust                  Corporation
Lake Forest, IL 60045-1544;                  Company
Trustee

Edward A. Benjamin (05/30/38);      2002     Director, Precision         22      Trustee,
71 Sierra Rosa Loop,                         Optics Corporation                  New England Zenith
Santa Fe, NM 87506-0118;                     (optics manufacturer);              Fund
Trustee                                      Director, Coal, Energy
                                             Investments &
                                             Management, LLC;
                                             formerly, Partner,
                                             Ropes & Gray (law
                                             firm) until 1999

Paul G. Chenault (09/12/33);        1999     Retired                     22      Director, Mailco Office
5852 Pebble Beach Way,                                                           Products, Inc.
San Luis Obispo, CA 93401-8270;
Trustee

                              INTERESTED TRUSTEE

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                      IN FUND
                                             PRINCIPAL OCCUPATION(S)  COMPLEX             OTHER
     NAME (DATE OF BIRTH);        POSITION           DURING           OVERSEEN  TRUSTEESHIPS/DIRECTORSHIPS
    AND POSITION WITH TRUST     HELD SINCE**     PAST FIVE YEARS     BY TRUSTEE      HELD BY TRUSTEE
    -----------------------     ------------ ----------------------- ---------- --------------------------
Robert J. Blanding* (04/14/47);     2002      President, Chairman,       22                N/A
555 California Street                         Director, and
San Francisco, CA 94104                       Chief Executive
Trustee and President                         Officer,
                                              Loomis Sayles

-----------------
* Mr. Blanding is deemed an "interested person" (as defined in the Investment Company Act of 1940) of the Trust and Loomis Sayles by virtue of his position as an officer and director of Loomis Sayles.
** Each trustee serves for an indefinite term in accordance with the Trust's
   Agreement and Declaration of Trust until the date the trustee dies, resigns or is removed, or, if sooner, until the election and qualification of the trustee's successor.

                                   OFFICERS


NAME (DATE OF BIRTH); ADDRESS;                                    PRINCIPAL OCCUPATION
   AND POSITION WITH TRUST         POSITION HELD SINCE*          DURING PAST FIVE YEARS
------------------------------  --------------------------- ---------------------------------

Mark B. Baribeau (12/20/59);    1999                        Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Sheila M. Barry (05/30/45);     1996                        Vice President,
  One Financial Center,                                     Assistant General Counsel,
  Boston, MA 02111;                                         Loomis Sayles
  Secretary

Kenneth M. Buntrock (03/29/52); 2000                        Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

James L. Carroll (04/27/51);    1998                        Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111
  Vice President

Kevin P. Charleston (12/26/65); 2002;                       Director and Chief Financial
  One Financial Center,         Vice President since        Officer, Loomis Sayles; Formerly,
  Boston, MA 02111;             1999                        Senior Vice President and
  Treasurer                                                 Treasurer, Nvest Companies, L.P.

Perry J. Conchinha (11/04/69);  2000                        Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Pamela N. Czekanski (02/17/59); 2000                        Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Christopher R. Ely (10/16/55);  1996                        Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Philip C. Fine (12/28/49);      1996                        Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111
  Vice President

Daniel J. Fuss (9/27/33);       2002; Prior to 2002         Vice Chairman and Director,
  One Financial Center,         President and Trustee since Loomis Sayles
  Boston, MA 02111;             1995, and Vice President
  Executive Vice President      from 1991 to 1995

Kathleen C. Gaffney (12/20/61); 1998                        Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

-----------------
* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected or qualified, or until he or she sooner dies, resigns or becomes disqualified.

 NAME (DATE OF BIRTH); ADDRESS;                                PRINCIPAL OCCUPATION
    AND POSITION WITH TRUST       POSITION HELD SINCE*        DURING PAST FIVE YEARS
 ------------------------------   -------------------- -------------------------------------
Joseph R. Gatz (03/07/62);                2000         Vice President, Loomis Sayles
  39533 Woodward Avenue,
  Bloomfield Hills, MI 48304;
  Vice President
John Hyll (06/09/54);                     1992         Vice President, Loomis Sayles
  555 California Street,
  San Francisco, CA 94104;
  Vice President
Robert Ix (02/02/65);                     2002         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Steven Kaseta (03/05/55);                 2002         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111
  Vice President
Lauriann Kloppenburg (06/19/60);          2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Warren N. Koontz, Jr. (05/17/61);         2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Eswar M. Menon (02/23/64);                1999         Vice President, Loomis Sayles;
  555 California Street,                               Formerly, Portfolio Manager, Nichoals
  San Francisco, CA 94104;                             Applegate Capital Management
  Vice President
Alexander L. Muromcew (6/27/63);          1999         Vice President, Loomis Sayles
  555 California Street,
  San Francisco, CA 94104;
  Vice President
Nicholas H. Palmerino (05/09/65);         1996         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Assistant Treasurer
Lauren B. Pitalis (10/11/60);             1998         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
David W. Rolley (05/20/52);               2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President
Richard D. Skaggs (05/29/55);             2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

-----------------
* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected or qualified, or until he or she sooner dies, resigns or becomes disqualified.

NAME (DATE OF BIRTH); ADDRESS;                            PRINCIPAL OCCUPATION
   AND POSITION WITH TRUST      POSITION HELD SINCE*     DURING PAST FIVE YEARS
------------------------------  -------------------- -------------------------------

David L. Smith (05/06/59);              1996         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Daniel G. Thelen (02/21/58);            2000         Vice President, Loomis Sayles
  39533 Woodward Avenue,
  Bloomfield Hills, MI 48304;
  Vice President

Sandra P. Tichenor (06/02/49);          1996         General Counsel,
  555 California Street,                             Executive Vice President,
  San Francisco, CA 94104;                           Secretary, Clerk, and Director,
  Vice President                                     Loomis Sayles

John N. Tribolet (05/23/70);            1999         Vice President, Loomis Sayles;
  555 California Street,                             Formerly, Portfolio Manager,
  San Francisco, CA 94104;                           Nicholas Applegate Capital
  Vice President                                     Management

Jeffrey W. Wardlow (10/21/60);          1991         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Gregory B. Woodgate (03/23/71);         2001         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Assistant Treasurer

-----------------
* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.

   Previous positions during the past five years with Loomis Sayles are omitted if not materially different.

TRUSTEE BENEFICIAL OWNERSHIP

   The trustees did not own any shares of the Fund as of December 31, 2002.

   Aggregate dollar range of securities in all registered investment companies overseen by trustee in the Fund Complex:

                INTERESTED TRUSTEE
                ------------------
                Robert J. Blanding...................... over $100,000
                DISINTERESTED TRUSTEES
                ----------------------
                Joseph Alaimo........................... over $100,000
                Edward A. Benjamin...................... none
                Paul G. Chenault........................ $10,000-$50,000

COMMITTEES OF THE BOARD OF TRUSTEES

   The trustees have delegated certain authority to the Audit Committee, Contract Review and Nominating and Governance Committee. Each committee has the same members all of whom are not interested persons of the Trust. During 2002, each of the Audit Committee, Contract Review Committee and Nominating and Governance Committee met twice.

   The Audit Committee makes recommendations to the Board regarding the selection of the independent accountants for the Fund and review the scope of the work, performance and compensation of such accountants; review with independent accountants the financial statements and the reports of the accountants; confers with the independent accountants regarding the results of the audits and the adequacy of the accounting procedures and controls and from time to time, review with the independent accountants the controls and procedures employed by, and reports with respect to, the Trust's custodian.

   The Contract Review Committee reviews and makes recommendations to the Board as to contracts requiring approval of the majority of the non-interested trustees and as to any other contracts that may be referred to the Committee by the Board. Contracts generally requiring approval on an annual basis include all investment advisory contracts, distribution agreements and Rule 12b-1 plans.

   The Nominating and Governance Committee meet as needed and reviews and makes recommendations to the Board as to the governance issues that come before the Board, including, but not limited to: committee structure, committee membership, Board membership (including nominees for election as trustees of the Trust) and compensation of the non-interested trustees.

                              COMPENSATION TABLE
                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002

                                                                      (4)
                                                    (3)              TOTAL
                                   (2)          PENSION OR       COMPENSATION
                                AGGREGATE   RETIREMENT BENEFITS FROM TRUST AND
                               COMPENSATION ACCRUED AS PART OF   FUND COMPLEX
(1) NAME OF PERSON*, POSITION   FROM TRUST     FUND EXPENSES    PAID TO TRUSTEE
-----------------------------  ------------ ------------------- ---------------
Interested Trustee
------------------
Daniel J. Fuss, Trustee.......         0            N/A                   0

Disinterested Trustees
----------------------
Joseph Alaimo, Trustee........   $21,250            N/A             $21,250
Paul G. Chenault, Trustee.....    21,250            N/A              21,250
Richard S. Holway, Trustee....    21,250            N/A              21,250
Michael T. Murray, Trustee....    21,250            N/A              21,250

-----------------
* On October 15, 2002 new members of the Board of Trustees were elected to succeed Messrs. Fuss, Holway and Murray. The newly elected trustees, Robert
   J. Blanding (Interested Trustee) and Edward A. Benjamin (Disinterested Trustee) received no compensation from the Trust during the fiscal year ended September 30, 2002.

   The Trust pays no compensation to its officers or to trustees listed above who are directors, officers, or employees of Loomis Sayles. Beginning November 6, 2002 each trustee who is not a director, officer, or employee of Loomis Sayles is compensated at a rate of $5,000 per in-person meeting per annum. In addition, each trustee receives an annual retainer of $20,000. Because each trustee also serves as trustee of Loomis Sayles Investment Trust (a registered open-end investment company also advised by Loomis Sayles) these fees are allocated ratably among all funds in the Fund complex.

   The Trust, Loomis Sayles, and Loomis Sayles Distributors, Inc. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Fund may purchase or hold.

                               PRINCIPAL HOLDERS

   The following table provides information on the principal holders of the Fund. A principal holder is a person who owns of record or beneficially 5% or more of the Fund's outstanding securities. Information provided in this table is as of December 31, 2002.

                                                         PERCENTAGE OF
         SHAREHOLDER                    ADDRESS           SHARES HELD
         -----------                    -------          -------------
         Mitsubishi Securities          27-1 Shinkawa,         100%
                                        2-Chome, Chuo-Ku
                                        Tokyo, Japan

   Since Kokusai Securities Co., Ltd. owns more than 25% of the Fund, it may be deemed to "control" the Fund within the meaning of the 1940 Act. Kokusai Securities Co., Ltd. is organized under the laws of Japan.

   Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America L.P. CDC IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

   The seventeen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively had approximately $118 billion in assets under management or administration as of September 30, 2002.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   Advisory Agreement. Under an advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Fund, and certain administrative services. For these services, the advisory agreement provides that the Fund shall pay Loomis Sayles a monthly investment advisory fee of .60% of the Fund's average daily net assets.

   During the periods shown below, pursuant to the advisory agreement described above, Loomis Sayles received the following amount of investment advisory fees from the Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for the
Fund:

                       FISCAL YEAR ENDED    FISCAL YEAR ENDED    FISCAL YEAR ENDED
                         SEPT. 30, 2002       SEPT. 30, 2001       SEPT. 30, 2000
                      -------------------- -------------------- --------------------
                               FEE WAIVERS          FEE WAIVERS          FEE WAIVERS
                      ADVISORY AND EXPENSE ADVISORY AND EXPENSE ADVISORY AND EXPENSE
FUND                    FEES   ASSUMPTIONS   FEES   ASSUMPTIONS   FEES   ASSUMPTIONS
----                  -------- ----------- -------- ----------- -------- -----------
Loomis Sayles Managed
  Bond Fund.......... $59,938   $146,374   $74,664   $210,975   $199,240  $383,307

   The Trust pays the compensation of its trustees who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing, and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Fund; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Fund; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectus, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

   Under the advisory agreement, if the total ordinary business expenses of the Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in the Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

   As described in the Prospectus, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

   The advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Fund and (ii) by vote of a majority of the Trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the Fund and by vote of a majority of the Trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. The agreement may be terminated without penalty by vote of the Board of Trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and the agreement terminates automatically in the event of its assignment. In addition, the agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the Trustees who are not interested persons of the Trust or Loomis Sayles.

   The advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

   In addition to serving as investment adviser to each series of the Trust, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Investment Trust, a registered open-end management investment company. Loomis Sayles also serves as subadviser to a number of other open-end management investment companies and provides investment advice to numerous other corporate and fiduciary clients.

   Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Fund also invests. If the Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities that the Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Fund. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Fund outweighs the disadvantages, if any, that might result from these practices.

   Distribution Agreement and Rule 12b-1 Plans. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor") serves as the general distributor of the Fund. Under this agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Fund available through advertising and other means and the cost of printing and mailing the Prospectus to persons other than shareholders. The Fund pays the cost of registering and qualifying its shares under state and federal securities laws and distributing its Prospectus to existing shareholders.

   As described in the Prospectus, the Fund has adopted a Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") under which the Fund pays the Distributor, a subsidiary of Loomis Sayles, a monthly service fee at an annual rate not to exceed 0.25% of the Fund's average net assets and a monthly distribution fee at an annual rate not to exceed 0.50% of the Fund's average net assets. Payments under the Plan are made to Japanese broker-dealers and to Loomis Sayles sales representatives. Payments also may be made under the Plan to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan recordkeeping. In addition, payments under the Plan may be made for activities such as advertising, printing, and mailing the Prospectus to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges. Pursuant to Rule 12b-1 under the 1940 Act, the Plan (together with the Distribution Agreement) was approved by the Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees").

   The following table provides information on the amount of fees paid by the Fund under the Plan during the past fiscal year. A portion of these fees was paid out to intermediaries in Japan for shareholder servicing, and a portion was retained by the Distributor and paid out entirely in commission to the Distributor's Japanese representative.

                                                   12B-1 FEES
                FUND/CLASS                      PAID BY THE FUND
                ----------                      ----------------
                Loomis Sayles Managed Bond Fund     $49,948

   The Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the Fund. The Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. The Plan provides that, for so long as the Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

   The Distribution Agreement may be terminated at any time with respect to the Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

   The Distribution Agreement and the Plan will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

   The following table provides information on the amount of underwriting commissions received and retained by the Distributor in conjunction with the Fund during the past fiscal year.

              UNDERWRITING COMMISSIONS RECEIVED FISCAL YEAR 2002
              AND RETAINED BY THE DISTRIBUTOR   (10/1/01-9/30/02)
              -------------------------------   -----------------
               Loomis Sayles Managed Bond Fund.      $3,726

   Other Services. Loomis Sayles performs certain accounting and administrative services for the Trust, pursuant to an administrative services agreement (the "Administrative Services Agreement") between Loomis Sayles and the Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, the Trust reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services, (vii) treasury tax services and other treasury services as may arise from time to time.

Beginning May 8, 2002 Loomis Sayles is paid at an annual rate of 0.035% of the Fund's average daily net assets of each Fund's average daily net assets for these services. For these services, Loomis Sayles was reimbursed or paid by the Trust, on behalf of the Fund, in an amount of $2,979 for the period of May 8, 2000 to September 30, 2000, $4,343 for the fiscal year ending September 30, 2001, and $4,245 for the fiscal year ended September 30, 2002.

   Transfer Agency Services. CDC IXIS Asset Management Services, Inc ("CIS"), an affiliate of Loomis Sayles, performs transfer agency services for the Fund. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trust pays CIS for its services based on the number of open accounts.

   Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Fund and, in such capacity, is the registered owner of securities held in book entry form belonging to the Fund. Upon instruction, State Street Bank receives and delivers cash and securities of the Fund in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Fund and calculates the total net asset value, total net income, and net asset value per share of the Fund on a daily basis.

   Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Fund's federal and state income tax returns. The information under the caption "Financial Highlights" included in the Prospectus has been so included, and the financial statements incorporated by reference herein from the Fund's 2002 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers LLP, given on the authority of said firm as experts in auditing and accounting.

   Counsel to the Funds. Ropes & Gray, located at One International Place, Boston, MA 02110 serves as counsel to the Funds.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   In placing orders for the purchase and sale of portfolio securities for the Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

   Loomis Sayles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Fund will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

   Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Fund. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

                           DESCRIPTION OF THE TRUST

   The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991.

   The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of the Fund. Each share of the Fund represents an equal proportionate interest in the Fund with each other share of the Fund and is entitled to a proportionate interest in the dividends and distributions from the Fund. The shares of the Fund do not have any preemptive rights. Upon termination of the Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of the Fund are entitled to share pro rata in the net assets of the Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

   The assets received by the Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, the Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of the Fund, certain expenses may be legally chargeable against the assets of all Funds.

   The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

   The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or the Fund upon written notice to the shareholders.

VOTING RIGHTS

   Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

   The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

   There will normally be no meetings of shareholders for the purpose of electing trustees except that, in accordance with the 1940 Act, (i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

   Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

   No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

   Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

   The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

HOW TO BUY SHARES

   The procedures for purchasing shares of the Fund are summarized in the Prospectus under "General Information--How to Purchase Shares."

NET ASSET VALUE

   The net asset value ("NAV") of the shares of the Fund is determined by dividing the Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in the Fund's portfolio securities that the value of the Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the NYSE is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Debt securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.
   Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of regular trading on the NYSE. Occasionally, events affecting the value of foreign fixed income securities and of equity securities of non-U.S. issuers not traded on a U.S. exchange may occur between the completion of substantial trading of such securities for the day and the close of regular trading on the NYSE, which events will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of the Fund's portfolio securities occur during such period, then these securities may be valued at their fair value as determined in good faith by or in accordance with procedures approved by the trustees.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

   A shareholder's investment in the Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, the shareholder servicing agent will send each shareholder a statement providing U.S. federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record.

   The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

REDEMPTIONS

   The procedures for redemption of Fund shares are summarized in the Prospectus under "General Information--How to Redeem Shares."

   The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by State Street Bank in proper form.

   The Fund will normally redeem shares for cash; however, the Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Trust at the beginning of such period.

   A redemption constitutes a sale of the shares for U.S. federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Taxes."

                                     TAXES

IN GENERAL

   As described in the Prospectus under "Dividends and Distributions," it is the policy of the Fund to pay its shareholders each year, as dividends, substantially all net investment income and to distribute annually all net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers. Investment income dividends and capital gain distributions are payable in full and fractional shares of the Fund based upon the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for each dividend or distribution. Shareholders, however, may elect to receive their investment income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to State Street Bank. In order for a change to be in effect for any dividend or distribution, it must be received by State Street Bank on or before the record date for such dividend or distribution.

   As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

   The Internal Revenue Service ("IRS") requires the Fund to withhold ("backup withholding") from a shareholder a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

      (i) if the shareholder does not provide a correct taxpayer identification number to the Fund;

      (ii) if the IRS notifies the Fund that the shareholder has underreported income in the past and thus is subject to backup withholding; or

      (iii) if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding because, for example, of the shareholder's foreign (non-U.S.) status.

   The backup withholding rate is (i) 30% for amounts paid during 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate reductions will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

U.S. FEDERAL INCOME TAXATION OF THE FUND

   The Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, the Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities, foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (that is, generally, its taxable income exclusive of net capital gain) and its tax-exempt income; and (iii) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the value of its assets is invested in cash, U.S. government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. Government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and business. To the extent it qualifies for treatment as a regulated investment company, the Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

   An excise tax at the rate of 4% will be imposed on the excess, if any, of the Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the fund so elects) plus undistributed amounts from prior years. The Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by the Fund during October, November, or

December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

   The Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes, or it may require the Fund to make distributions exceeding book income to avoid income and excise tax liability and to qualify as a regulated investment company.

   Investment by the Fund in a "passive foreign investment company" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investment to market annually or to treat the passive foreign investment company as a "qualified electing fund."

   If the Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains, or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

   The Fund's investments in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, the Fund may be required to sell assets (including when it is not otherwise advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders the requisite amount of its investment company taxable income and net capital gains to eliminate any tax liability at the Fund level.

SHAREHOLDER-LEVEL TAXES--IN GENERAL

   Distributions of income and capital gains are taxable whether received in cash or reinvested in additional shares. Such distributions are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when the Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when the Fund's net asset value also reflects unrealized losses.

FOREIGN SHAREHOLDERS

   The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a foreign shareholder (including a nonresident alien individual who does not have a "substantial presence" in the United States under the Code, foreign estate, a foreign trust, a foreign corporation, and a foreign partnership).

   Distributions of investment company taxable income are in general subject to a U.S. withholding tax of 30% when paid to a foreign shareholder. If a foreign shareholder is resident in a country that has an income tax treaty with the United States, such as Japan, the shareholder may be eligible for a reduced withholding rate (upon filing of appropriate forms), and is urged to consult a tax adviser regarding the applicability and effect of such a treaty. Properly designated distributions of net capital gain and any gain realized upon the sale, exchange or redemption of Fund shares by a foreign shareholder ordinarily will not be subject to U.S. taxation. However, redemption proceeds and distributions of investment company taxable income and of net capital gain may be subject to backup withholding as described above. Also, if a foreign shareholder's income from the Fund is "effectively connected" with a U.S. trade or business, the shareholder will in general be subject to U.S. federal income tax on the income derived from the Fund in the same manner as a U.S. shareholder. If the shareholder is a foreign corporation, such income may also be subject to a branch profits tax.

   In order for a foreign shareholder to qualify for exemption from back-up withholding under income tax treaties, the foreign shareholder must comply with specific certification and filing requirements. Foreign shareholders should consult their tax advisers with respect to the potential application of these new regulations.

U.S. SHAREHOLDERS

   The following discussion addresses only the U.S. federal income tax consequences of an investment in the Fund to a U.S. shareholder. Distributions by the Fund of investment company taxable income will be taxable to U.S. shareholders as ordinary income. Properly designated distributions of net capital gain will be taxable to U.S. shareholders as long-term capital gains without regard to how long the shareholder has held shares of the Fund. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to U.S shareholders who are individuals. However, for taxable years beginning after December 31, 2000, the maximum long-term capital gain tax rates for capital assets (including Fund shares) held by non-corporate U.S. shareholders for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to market, and to pay the tax on any gain thereon, as of January 2, 2001). The mark-to-market election may be disadvantageous from a federal tax perspective, and shareholders should consult their tax advisers before making such an election.

   Redemptions, sales and exchanges of the Fund's shares are taxable events, and, accordingly, U.S. shareholders may realize gains or losses on such dispositions. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the disposition of Fund shares will be treated as short-term capital gain. However, if a U.S. shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the U.S. shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

   Generally, the Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from the Fund's investments, if any, in foreign securities or REITs.

   The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

CONCLUSION

   The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, and local taxes.

                             FINANCIAL STATEMENTS

   The financial statements of the Fund included in the Trust's 2002 Annual Report, filed with the SEC on December 5, 2002, are incorporated by reference to such Report.

                     CALCULATION OF YIELD AND TOTAL RETURN

   Yield. Yield with respect to the Fund will be computed by dividing the Fund's net investment income per share for a recent 30-day period by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Fund's yields will vary from time to time depending upon market conditions, the composition of the Fund's portfolios and operating expenses of the Trust allocated to the Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing the Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

   At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

   Investors in the Fund are specifically advised that the net asset value per share of the Fund may vary, just as yields for the Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of the Fund may result in the investor's misunderstanding the total return he or she may derive from the Fund.

   Total Return. Total Return with respect to the Fund is a measure of the change in value of an investment in the Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

   Yield and Total Return. The Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. The Fund may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. The Fund may from time to time include in advertisements or information furnished to present or prospective shareholders
(i) the ranking of
performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

   Volatility. The Fund may quote various measures of its volatility and benchmark correlation. In addition, the Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare the Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which the Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. The Fund may utilize charts and graphs to present its volatility and average annual total return. The Fund may also discuss or illustrate examples of interest rate sensitivity.

   Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

   Standard & Poor's Micropal, Inc. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.

   Morningstar, Inc. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent the Fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

   Standard & Poor's Select Funds are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

   Value Line Investment Survey is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

   CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

   Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as the following:

   Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

   Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

   Lehman Brothers Government/Credit Index.  The Lehman Brothers
Government/Credit Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

   Lehman Brothers Government/Credit Intermediate Index. The Lehman Brothers Government/Credit Intermediate Index consists of those bonds held within the Lehman Brothers Government/Credit Bond Index that have an average maturity of 1-10 years.

   Lehman Brothers 1-3 Year Government Index. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

   Lehman Brothers 1-3 Year Government/Credit Index. The Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities of between one and three years.

   Lehman Brothers Government Index. The Lehman Brothers Government Bond Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

   MSCI-EAFE Index. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

   MSCI-EAFE Ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

   Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

   Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

   Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating- or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

   Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

   Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

   Standard & Poor's ("S&P") Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of 400 domestic stocks with market capitalizations between $200 million and $5 billion that are chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

   Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

   From time to time, articles about the Fund regarding performance, rankings, and other characteristics of the Fund may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Fund. References to or reprints of such articles may be used in the Fund's promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Fund's promotional literature. For additional information about the Fund's advertising and promotional literature, see Appendix B.

                               PERFORMANCE DATA*

   The manner in which total return and yield of the Fund will be calculated for public use is described above. The table summarizes the calculation of total return and yield for the Fund.

                                                    AVERAGE ANNUAL TOTAL RETURN
                                        --------------------------------------------------
                             CURRENT    FOR THE ONE-YEAR FOR THE THREE-YEAR      FROM
                           SEC YIELD AT   PERIOD ENDED      PERIOD ENDED      INCEPTION**
FUND                         9/30/02        9/30/02           9/30/02       THROUGH 9/30/02
----                       ------------ ---------------- ------------------ ---------------
Loomis Sayles Managed Bond
  Fund***.................     5.33%         10.79%             6.64%            6.10%

-----------------
* Performance for the Fund would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                                    AVERAGE ANNUAL TOTAL RETURN
                                                    WITHOUT EXPENSE LIMITATION
                                        --------------------------------------------------
                             CURRENT    FOR THE ONE-YEAR FOR THE THREE-YEAR      FROM
                           SEC YIELD AT   PERIOD ENDED      PERIOD ENDED      INCEPTION**
FUND                         9/30/02        9/30/02           9/30/02       THROUGH 9/30/02
----                       ------------ ---------------- ------------------ ---------------
Loomis Sayles Managed Bond
  Fund***.................     3.42%          9.17%             5.09%            4.79%

-----------------
**  The Fund's inception date is October 1, 1998.
*** Performance for the Fund includes the effect of the maximum 2.50% front-end sales charge.

                                  APPENDIX A

          PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION

   Adam Smith's Money World               Financial News Network
   ABC and affiliates                     Financial Planning
   America Online                         Financial Planning on Wall Street
   Anchorage Daily News                   Financial Research Corp.
   Atlanta Constitution                   Financial Services Week
   Atlanta Journal                        Financial World
   Arizona Republic                       Fitch Insights
   Austin American Statesman              Forbes
   Baltimore Sun                          Fort Worth Star-Telegram
   Bank Investment Marketing              Fortune
   Barron's                               Fox Network and affiliates
   Bergen County Record (NJ)              Fund Action
   Bloomberg Business News                Fund Decoder
   Bond Buyer                             Global Finance
   Boston Business Journal                (the) Guarantor
   Boston Globe                           Hartford Courant
   Boston Herald                          Houston Chronicle
   Broker World                           INC
   Business Radio Network                 Indianapolis Star
   Business Week                          Individual Investor
   CBS and affiliates                     Institutional Investor
   CDA Investment Technologies            International Herald Tribune
   CFO                                    Internet
   Changing Times                         Investment Advisor
   Chicago Sun Times                      Investment Company Institute
   Chicago Tribune                        Investment Dealers Digest
   Christian Science Monitor              Investment Profiles
   Christian Science Monitor News Service Investment Vision
   Cincinnati Enquirer                    Investor's Daily
   Cincinnati Post                        IRA Reporter
   CNBC                                   Journal of Commerce
   CNN                                    Kansas City Star
   Columbus Dispatch                      KCMO (Kansas City)
   CompuServe                             KOA-AM (Denver)
   Dallas Morning News                    LA Times
   Dallas Times-Herald                    Leckey, Andrew (syndicated column)
   Denver Post                            Life Association News
   Des Moines Register                    Lifetime Channel
   Detroit Free Press                     Miami Herald
   Donoghues Money Fund Report            Milwaukee Sentinel
   Dorfman, Dan (syndicated column)       Money Magazine
   Dow Jones News Service                 Money Maker
   Economist                              Money Management Letter
   FACS of the Week                       Morningstar
   Fee Adviser                            Mutual Fund Market News

   Mutual Funds Magazine                   San Jose Mercury
   National Public Radio                   Seattle Post-Intelligencer
   National Underwriter                    Seattle Times
   NBC and affiliates                      Securities Industry Management
   New England Business                    Smart Money
   New England Cable News                  St. Louis Post Dispatch
   New Orleans Times-Picayune              St. Petersburg Times
   New York Daily News                     Standard & Poor's Outlook
   New York Times                          Standard & Poor's Stock Guide
   Newark Star Ledger                      Stanger's Investment Advisor
   Newsday                                 Stockbroker's Register
   Newsweek                                Strategic Insight
   Nightly Business Report                 Tampa Tribune
   Orange County Register                  Time
   Orlando Sentinel                        Tobias, Andrew (syndicated column)
   Palm Beach Post                         Toledo Blade
   Pension World                           UP
   Pensions and Investments                US News and World Report
   Personal Investor                       USA Today
   Philadelphia Inquirer                   USA TV Network
   Porter, Sylvia (syndicated column)      Value Line
   Portland Oregonian                      Wall Street Journal
   Prodigy Public Broadcasting Service     Wall Street Letter
   Quinn, Jane Bryant (syndicated column)  Wall Street Week
   Registered Representative               Washington Post
   Research Magazine                       WBZ
   Resource                                WBZ-TV
   Reuters                                 WCVB-TV
   Rocky Mountain News                     WEEI
   Rukeyser's Business (syndicated column) WHDH
   Sacramento Bee                          Worcester Telegram
   San Diego Tribune                       World Wide Web
   San Francisco Chronicle                 Worth Magazine
   San Francisco Examiner                  WRKO

                                  APPENDIX B

                    ADVERTISING AND PROMOTIONAL LITERATURE

   Loomis Sayles Funds' advertising, sales literature, communications to shareholders and other promotional material may include, but is not limited to:

      A total return figure or modified inception date that more accurately compares a Fund's performance with other measures of investment return such as data published by Lipper Analytical Services, Inc. or with the performance of any other index.

      Hypothetical calculations of a Fund's aggregate total return for a period of time assuming the investment of a particular investment in shares of a Fund and assuming the reinvestment of all dividends and distributions.

      Specific and general investment philosophies, objectives, strategies, processes and techniques.

      Discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, and the advantages and disadvantages of investing in tax-deferred and taxable investments).

      Discussions of economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation, sources of information, economic models, forecasts, data services utilized, consulted or considered in the course of providing advisory or other services, as well as historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.

      A summary of the substance of information contained in shareholder reports (including the investment composition of a Fund by investment, industry sector and country weighting), as well as the views of Loomis Sayles as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. This information may be updated as of a current date (such as the date of the performance data, if any).

      Charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.

      A discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.

      Inclusion of symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

      Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

      Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

   In addition, Loomis Sayles Funds' advertising, sales literature, communications to shareholders and other promotional material may include, but is not limited to, discussions of the following information:

       Loomis Sayles Funds' participation in wrap fee and no transaction fee programs

       Loomis Sayles Funds' and Loomis Sayles' website

       Loomis Sayles publications, including fact sheets for each Fund,

       Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

       Industry conferences at which Loomis Sayles participates

       Current capitalization, levels of profitability, and other financial information

       Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

       The specific credentials of the above individuals, including but not limited to previous employment, current, and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

       The types of clients Loomis Sayles advises, and specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

       Loomis Sayles' method of operation, personnel, internal work environment, procedure and philosophy

       Current and historical statistics relating to:

       --total dollar amount of assets managed
       --Loomis Sayles assets managed in total and by Fund
       --the growth of assets
       --asset types managed

   Loomis Sayles Funds' tag line--"Listening Harder, Delivering More"--and statements that and examples of how Loomis Sayles Funds listens to its clients and works hard to deliver results that exceed their expectations.

[LOGO] LS LOOMIS SAYLES FUNDS

                            STATEMENT OF ADDITIONAL
                                  INFORMATION

                                                               FEBRUARY 1, 2003

   THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. THIS STATEMENT OF ADDITIONAL INFORMATION RELATES TO THE PROSPECTUS OR PROSPECTUSES OF EACH SERIES ("FUND") OF LOOMIS SAYLES FUNDS DATED FEBRUARY 1, 2003, AS REVISED FROM TIME TO TIME. EACH REFERENCE TO THE PROSPECTUS IN THIS STATEMENT OF ADDITIONAL INFORMATION SHALL INCLUDE ALL OF THE FUNDS' CURRENT PROSPECTUSES, UNLESS OTHERWISE NOTED.* THIS STATEMENT OF ADDITIONAL INFORMATION SHOULD BE READ IN CONJUNCTION WITH THE APPLICABLE PROSPECTUS. A COPY OF EACH FUND'S PROSPECTUS MAY BE OBTAINED FROM LOOMIS SAYLES FUNDS, ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111.

LOOMIS SAYLES FUNDS

  .  Loomis Sayles Aggressive Growth Fund

  .  Loomis Sayles Bond Fund

  .  Loomis Sayles Global Bond Fund

  .  Loomis Sayles Growth Fund

  .  Loomis Sayles International Equity Fund

  .  Loomis Sayles Investment Grade Bond Fund

  .  Loomis Sayles Research Fund

  .  Loomis Sayles Small Cap Growth Fund

  .  Loomis Sayles Small Cap Value Fund

  .  Loomis Sayles U.S. Government Securities Fund

  .  Loomis Sayles Value Fund

  .  Loomis Sayles Worldwide Fund
-----------------
* Information about Loomis Sayles Benchmark Core Bond Fund, a series of Loomis Sayles Investment Trust that is marketed with series of Loomis Sayles Funds, is included in the Statement of Additional Information of Loomis Sayles Investment Trust.

                               TABLE OF CONTENTS

         THE TRUST.................................................  3

         INVESTMENT STRATEGIES AND RISKS...........................  3

            Investment Restrictions................................  3

            Investment Strategies..................................  5

            U.S. Government Securities.............................  6

            When-Issued Securities.................................  7

            Zero Coupon Bonds......................................  7

            Repurchase Agreements..................................  8

            Real Estate Investment Trusts..........................  8

            Rule 144A Securities...................................  8

            Foreign Currency Transactions..........................  9

            Options and Futures....................................  9

            Small Companies........................................ 11

            Private Placements..................................... 11

            Investment Companies................................... 12

         MANAGEMENT OF THE TRUST................................... 13

         PRINCIPAL HOLDERS......................................... 21

         INVESTMENT ADVISORY AND OTHER SERVICES.................... 28

         PORTFOLIO TRANSACTIONS AND BROKERAGE...................... 35

         DESCRIPTION OF THE TRUST.................................. 38

            Voting Rights.......................................... 38

            Shareholder and Trustee Liability...................... 39

            How to Buy Shares...................................... 40

            Net Asset Value........................................ 40

         SHAREHOLDER SERVICES...................................... 41

            Open Accounts.......................................... 41

            Systematic Withdrawal Plan............................. 41

            Exchange Privilege..................................... 41

            IRAs................................................... 42

            Redemptions............................................ 42

         TAXES..................................................... 43

         FINANCIAL STATEMENTS...................................... 47

         CALCULATION OF YIELD AND TOTAL RETURN..................... 47

         PERFORMANCE COMPARISONS................................... 47

         PERFORMANCE DATA.......................................... 52

         APPENDIX A--PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND
         INFORMATION............................................... 58

         APPENDIX B--ADVERTISING AND PROMOTIONAL LITERATURE........ 60

                                   THE TRUST

   Loomis Sayles Funds (the "Trust") is a diversified, registered, open-end management investment company. The Trust includes 13 series (collectively, the "Funds," with each series being known as a "Fund"). The Trust was organized as a Massachusetts business trust on February 20, 1991.

   Shares of the Funds are freely transferable and entitle shareholders to receive dividends as determined by the Trust's Board of Trustees and to cast a vote for each share held at shareholder meetings. The Trust generally does not hold shareholder meetings and expects to do so only when required by law. Shareholders may call meetings to consider removal of the Trust's trustees.

                        INVESTMENT STRATEGIES AND RISKS

   The investment objective and principal investment strategies of each Fund are described in the Prospectus. The investment policies of each Fund set forth in its Prospectus and in this Statement of Additional Information may be changed by the Trust's Board of Trustees without shareholder approval, except that the investment objective of the Loomis Sayles Investment Grade Bond Fund as set forth in its Prospectus and any policy explicitly identified as "fundamental" may not be changed without the approval of the holders of a majority of the outstanding shares of the relevant Fund (which in the Prospectus and this Statement of Additional Information means the lesser of (i) 67% of the shares of that Fund present at a meeting at which more than 50% of the outstanding shares are present or represented by proxy or (ii) more than 50% of the outstanding shares). Except in the case of the 15% limitation on illiquid securities, the percentage limitations set forth below and in the Prospectus will apply at the time a security is purchased and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such purchase.

INVESTMENT RESTRICTIONS

   In addition to its investment objective and policies set forth in the Prospectus, the following investment restrictions are policies of each Fund (and those marked with an asterisk are fundamental policies of each Fund):

   Each Fund will not:

       (1) Invest in companies for the purpose of exercising control or management.

      *(2) Act as underwriter, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws.

      *(3) Invest in oil, gas or other mineral leases, rights or royalty contracts or in real estate, commodities or commodity contracts. (This restriction does not prevent any Fund from engaging in transactions in futures contracts relating to securities indices, interest rates or financial instruments or options, or from investing in issuers that invest or deal in the foregoing types of assets or from purchasing securities that are secured by real estate.)

      *(4) Make loans, except that each Fund may lend its portfolio securities to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act"). (For purposes of this investment restriction, neither (i) entering into repurchase agreements nor (ii) purchasing debt obligations in which a Fund may invest consistent with its investment policies is considered the making of a loan.)

       (5) With respect to 75% of its assets, purchase any security (other than U.S. Government securities) if, as a result, more than 5% of the Fund's assets (taken at current value) would then be invested in securities of a single issuer.

       (6) With respect to 75% of its assets, acquire more than 10% of the outstanding voting securities of an issuer.

       (7) Pledge, mortgage, hypothecate or otherwise encumber any of its assets, except that each Fund may pledge assets having a value not exceeding 10% of its assets to secure borrowings permitted by restrictions (9) and
   (10) below. (For purposes of this restriction, collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin are not deemed to be a pledge or other encumbrance of assets.)

      *(8) Purchase any security (other than U.S. Government securities) if, as a result, more than 25% of the Fund's assets (taken at current value) would be invested in any one industry (in the utilities category, gas, electric, water and telephone companies will be considered as being in separate industries).

      *(9) Borrow money, except to the extent permitted under the 1940 Act (except that this restriction does not apply to the Loomis Sayles Investment Grade Bond Fund).

       (10) Borrow money in excess of 20% of its net assets, nor borrow any money except as a temporary measure for extraordinary or emergency purposes, except that each of the Loomis Sayles Emerging Markets Fund, Loomis Sayles International Equity Fund and Loomis Sayles Worldwide Fund also may borrow up to 10% of its net assets to facilitate settlement of purchase transactions in markets that have shorter settlement periods than the markets in which the Fund has sold securities and is awaiting the receipt of settlement proceeds. However, as a fundamental policy, the Loomis Sayles Investment Grade Bond Fund may not borrow in excess of 10% of its assets (taken at cost) or 5% of its assets (taken at current value), whichever is lower, nor borrow any money except as a temporary measure for extraordinary or emergency purposes.

       (11) Purchase securities on margin (except such short term credits as are necessary for clearance of transactions) or make short sales (except where, by virtue of ownership of other securities, it has the right to obtain, without payment of additional consideration, securities equivalent in kind and amount to those sold).

       (12) Participate on a joint or joint and several basis in any trading account in securities. (The "bunching" of orders for the purchase or sale of portfolio securities with Loomis, Sayles & Company, L.P. ("Loomis Sayles") or accounts under its management to reduce brokerage commissions, to average prices among them or to facilitate such transactions is not considered a trading account in securities for purposes of this restriction.)

       (13) Purchase any illiquid security, including any security that is not readily marketable, if, as a result, more than 15% of the Fund's net assets (based on current value) would then be invested in such securities.

       (14) Write or purchase puts, calls, or combinations of both, except that each Fund may (1) acquire warrants or rights to subscribe to securities of companies issuing such warrants or rights, or of parents or subsidiaries of such companies, (2) purchase and sell put and call options on securities, and (3) write, purchase and sell put and call options on currencies and enter into currency forward contracts.

      *(15) Issue senior securities. (For purposes of this restriction, none of the following is deemed to be a senior security: any pledge or other encumbrance of assets permitted by restriction (7) above; any borrowing permitted by restrictions (9) and (10) above; any collateral arrangements with respect to options, futures contracts, and options on futures contracts and with respect to initial and variation margin; and the purchase or sale of options, forward contracts, futures contracts, or options on futures contracts.)

   Certain Funds have other non-fundamental investment parameters, as listed below. It is a non-fundamental policy that the investment parameters listed below not be changed without 60 days notice to shareholders of the relevant Funds in accordance with Rule 35d-1 under the 1940 Act.

   Loomis Sayles Bond Fund

   The Fund normally will invest at least 80% of its assets in fixed income securities.

   Loomis Sayles Global Bond Fund

   The Fund normally will invest at least 80% of its assets in fixed income securities.

   Loomis Sayles International Equity Fund

   The Fund normally will invest at least 80% of its assets in equity securities.

   Loomis Sayles Investment Grade Bond Fund

   The Fund normally will invest at least 80% of its assets in investment grade fixed income securities.

   Loomis Sayles Small Cap Growth Fund

   The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

   Loomis Sayles Small Cap Value Fund

   The Fund normally will invest at least 80% of its assets in equity securities of companies with market capitalizations that fall within the capitalization range of the Russell 2000 Index.

   Loomis Sayles U.S. Government Securities Fund

   The Fund normally will invest at least 80% of its assets in U.S. Government securities, as described in the Fund's prospectus.

   Each Fund intends, based on the views of the Securities and Exchange Commission (the "SEC"), to restrict its investments in repurchase agreements maturing in more than seven days, together with other investments in illiquid securities, to the percentage permitted by restriction (13) above.

   For purposes of the foregoing restrictions, the Funds do not consider a swap contract on one or more securities, indices, currencies or interest rates to be a commodity or a commodity contract, nor, consistent with the position of the staff of the SEC, do the Funds consider such swap contracts to involve the issuance of a senior security, provided the relevant Fund segregates with its custodian liquid assets (marked to market on a daily basis) sufficient to meet its obligations under such contracts.

INVESTMENT STRATEGIES

   Except to the extent prohibited by a Fund's investment policies as set forth in the Prospectus or in this Statement of Additional Information, the investment strategies used by Loomis Sayles in managing each of the Funds may include investments in the types of securities described below.

U.S. GOVERNMENT SECURITIES

   U.S. Government securities include direct obligations of the U.S. Treasury, as well as securities issued or guaranteed by U.S. Government agencies, authorities, and instrumentalities, including, among others, the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Federal Housing Administration, the Resolution Funding Corporation, the Federal Farm Credit Banks, the Federal Home Loan Bank, the Tennessee Valley Authority, the Student Loan Marketing Association, and the Small Business Administration. More detailed information about some of these categories of U.S. Government securities follows.

   U.S. Treasury Bills--U.S. Treasury Bills are direct obligations of the U.S. Treasury that are issued in maturities of one year or less. No interest is paid on Treasury bills; instead, they are issued at a discount and repaid at full face value when they mature. They are backed by the full faith and credit of the U.S. Government.

   U.S. Treasury Notes and Bonds--U.S. Treasury Notes and Bonds are direct obligations of the U.S. Treasury that are issued in maturities that vary between one and forty years, with interest normally payable every six months. They are backed by the full faith and credit of the U.S. Government.

   "Ginnie Maes"--Ginnie Maes are debt securities issued by a mortgage banker or other mortgagee that represent an interest in a pool of mortgages insured by the Federal Housing Administration or the Farmer's Home Administration or guaranteed by the Veterans Administration. The Government National Mortgage Association ("GNMA") guarantees the timely payment of principal and interest when such payments are due, whether or not these amounts are collected by the issuer of these certificates on the underlying mortgages. An assistant attorney general of the United States has rendered an opinion that the guarantee by GNMA is a general obligation of the United States backed by its full faith and credit. Mortgages included in single family or multi-family residential mortgage pools backing an issue of Ginnie Maes have a maximum maturity of up to 30 years. Scheduled payments of principal and interest are made to the registered holders of Ginnie Maes (such as the Funds) each month. Unscheduled prepayments may be made by homeowners or as a result of a default. Prepayments are passed through to the registered holder of Ginnie Maes along with regular monthly payments of principal and interest.

   "Fannie Maes"--The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private stockholders that purchases residential mortgages from a list of approved seller/servicers. Fannie Maes are pass-through securities issued by FNMA that are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the U.S. Government.

   "Freddie Macs"--The Federal Home Loan Mortgage Corporation ("FHLMC") is a corporate instrumentality of the U.S. Government. Freddie Macs are participation certificates issued by FHLMC that represent an interest in residential mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but Freddie Macs are not backed by the full faith and credit of the U.S. Government.

   Some U.S. Government securities, called "Treasury inflation-protected securities" or "TIPS," are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on TIPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the original bond principal upon maturity is guaranteed, the market value of TIPS is not guaranteed, and will fluctuate.

   The values of TIPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of TIPS. In contrast, if nominal interest were to rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of TIPS. If inflation is lower than expected during the period a Fund holds TIPS, the Portfolio may earn less on the TIPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in TIPS may not be protected to the extent that the increase is not reflected in the bonds' inflation measure. There can be no assurance that the inflation index for TIPS will accurately measure the real rate of inflation in the prices of goods and services.

   As described in the Prospectus, the yields available from U.S. Government securities are generally lower than the yields available from corporate fixed-income securities. Like other fixed-income securities, however, the values of U.S. Government securities change as interest rates fluctuate. Fluctuations in the value of portfolio securities will not affect interest income on existing portfolio securities but will be reflected in the Fund's net asset value.

WHEN-ISSUED SECURITIES

   When-issued securities are agreements with banks or broker-dealers for the purchase or sale of securities at an agreed-upon price on a specified future date. Such agreements might be entered into, for example, when a Fund that invests in fixed income securities anticipates a decline in interest rates and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued later. When a Fund purchases securities on a when-issued or delayed-delivery basis, it is required to create a segregated account with the Trust's custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's when- issued or delayed-delivery commitments. Each Fund will make commitments to purchase on a when-issued or delayed-delivery basis only securities meeting that Fund's investment criteria. The Fund may take delivery of these securities or, if it is deemed advisable as a matter of investment strategy, the Fund may sell these securities before the settlement date. When the time comes to pay for when-issued or delayed-delivery securities, the Fund will meet its obligations from then available cash flow or the sale of securities, or from the sale of the when-issued or delayed-delivery securities themselves (which may have a value greater or less than the Fund's payment obligation).

ZERO COUPON BONDS

   Zero coupon bonds are debt obligations that do not entitle the holder to any periodic payments of interest either for the entire life of the obligation or for an initial period after the issuance of the obligation. Such bonds are issued and traded at a discount from their face amounts. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds, prevailing interest rates, the liquidity of the security, and the perceived credit quality of the issuer. The market prices of zero coupon bonds generally are more volatile than the market prices of securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than non-zero coupon bonds having similar maturities and credit quality. In order to satisfy a requirement for qualification as a "regulated investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), each Fund must distribute each year at least 90% of its net investment income, including the original issue discount accrued on zero coupon bonds. Because a Fund investing in zero coupon bonds will not on a current basis receive cash payments from the issuer in respect of accrued original issue discount, the Fund may have to distribute cash obtained from other sources in order to satisfy the 90% distribution requirement under the Code. Such cash might be obtained from selling other portfolio holdings of the Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Fund to sell such securities at such time.

REPURCHASE AGREEMENTS

   Under a repurchase agreement, a Fund purchases a security and obtains a simultaneous commitment from the seller (a bank or, to the extent permitted by the 1940 Act, a recognized securities dealer) to repurchase the security at an agreed upon price and date (usually seven days or less from the date of original purchase). The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security. Such transactions afford the Fund the opportunity to earn a return on temporarily available cash at minimal market risk. While the underlying security may be a bill, certificate of indebtedness, note, or bond issued by an agency, authority, or instrumentality of the U.S. Government, the obligation of the seller is not guaranteed by the U.S. Government, and there is a risk that the seller may fail to repurchase the underlying security. In such event, the Fund would attempt to exercise rights with respect to the underlying security, including possible disposition in the market. However, the Fund may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying security during the period while the Fund seeks to enforce its rights thereto, (b) possible reduced levels of income and lack of income during this period, and (c) inability to enforce rights and the expenses involved in attempted enforcement.

REAL ESTATE INVESTMENT TRUSTS

   REITs involve certain unique risks in addition to those risks associated with investing in the real estate industry in general (such as possible declines in the value of real estate, lack of availability of mortgage funds, or extended vacancies of property). Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, risks of default by borrowers, and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act.

   Investment in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume, and may be subject to more abrupt or erratic price movements than larger securities.

RULE 144A SECURITIES

   Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless Loomis Sayles has determined, under guidelines established by the Trust's trustees, that the particular issue of Rule 144A securities is liquid. Under the guidelines, Loomis Sayles considers such factors as: (1) the frequency of trades and quotes for a security; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) dealer undertakings to make a market in the security; and (4) the nature of the security and the nature of the marketplace trades in the security.

FOREIGN CURRENCY TRANSACTIONS

   Since investment in securities of foreign issuers will usually involve and investments in securities of supranational entities and certain other issuers may involve currencies of foreign countries, and since a Fund may temporarily hold funds in bank deposits in foreign currencies during the course of investment programs, the value of the assets of a Fund as measured in U.S. dollars may be affected by changes in currency exchange rates and exchange control regulations, and a Fund may incur costs in connection with conversion between various currencies.

   A Fund may enter into forward contracts under two circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or traded in a market in which settlement is made in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale, for a fixed amount of dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the investment is purchased or sold and the date on which payment is made or received.

   Second, when Loomis Sayles believes that the currency of a particular country may suffer a substantial decline against another currency, it may enter into a forward contract to sell, for a fixed amount of another currency, the amount of the first currency approximating the value of some or all of the Fund's portfolio investments denominated in the first currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in a currency will change as a consequence of market movements in the value of those investments between the date the forward contract is entered into and the date it matures.

   The Funds generally will not enter into forward contracts with a term of greater than one year.

   Options on foreign currencies are similar to forward contracts, except that one party to the option (the holder) is not contractually bound to buy or sell the specified currency. Instead, the holder has discretion whether to "exercise" the option and thereby require the other party to buy or sell the currency on the terms specified in the option. Options transactions involve transaction costs and, like forward contract transactions, involve the risk that the other party may default on its obligations (if the options are not traded on an established exchange) and the risk that expected movements in the relative value of currencies may not occur, resulting in an imperfect hedge or a loss to the Fund.

   Each Fund, in conjunction with its transactions in forward contracts, options, and futures, will maintain in a segregated account with its custodian liquid assets with a value, marked to market on a daily basis, sufficient to satisfy the Fund's outstanding obligations under such contracts, options, and futures.

OPTIONS AND FUTURES

   An option entitles the holder to receive (in the case of a call option) or to sell (in the case of a put option) a particular security at a specified exercise price. An "American style" option allows exercise of the option at any time during the term of the option. A "European style" option allows an option to be exercised only at the end of its term. Options may be traded on or off an established securities exchange.

   If the holder of an option wishes to terminate its position, it may seek to effect a closing sale transaction by selling an option identical to the option previously purchased. The effect of the purchase is that the previous option position will be canceled. A Fund will realize a profit from closing out an option if the price received for selling the offsetting position is more than the premium paid to purchase the option; the Fund will realize a loss from closing out an option transaction if the price received for selling the offsetting option is less than the premium paid to purchase the option.

   The use of options involves risks. One risk arises because of the imperfect correlation between movements in the price of options and movements in the price of the securities that are the subject of the hedge. A Fund's hedging strategies will not be fully effective if such imperfect correlation occurs.

   Price movement correlation may be distorted by illiquidity in the options markets and the participation of speculators in such markets. If an insufficient number of contracts are traded, commercial users may not deal in options because they do not want to assume the risk that they may not be able to close out their positions within a reasonable amount of time. In such instances, options market prices may be driven by different forces than those driving the market in the underlying securities, and price spreads between these markets may widen. The participation of speculators in the market enhances its liquidity. Nonetheless, the trading activities of speculators in the options markets may create temporary price distortions unrelated to the market in the underlying securities.

   An exchange-traded option may be closed out only on an exchange that generally provides a liquid secondary market for an option of the same series. If a liquid secondary market for an exchange-traded option does not exist, it might not be possible to effect a closing transaction with respect to a particular option, with the result that the Fund would have to exercise the option in order to accomplish the desired hedge. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
(iii) trading halts, suspensions, or other restrictions may be imposed with respect to particular classes or series of options or underlying securities;
(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation or other clearing organization may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   The successful use of options depends in part on the ability of Loomis Sayles to forecast correctly the direction and extent of interest rate, stock price, or currency value movements within a given time frame. To the extent interest rates, stock prices, or currency values move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction that is not fully or partially offset by an increase in the value of portfolio securities. In addition, whether or not interest rates or the relevant stock price or relevant currency values move during the period that the Fund holds options positions, the Fund will pay the cost of taking those positions (i.e., brokerage costs). As a result of these factors, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

   An over-the-counter option (an option not traded on an established exchange) may be closed out only with the other party to the original option transaction. While the Fund will seek to enter into over-the-counter options only with dealers who agree to or are expected to be capable of entering into closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an over-the-counter option at a favorable price at any time prior to its expiration. Accordingly, the Fund might have to exercise an over-the-counter option it holds in order to achieve the intended hedge. Over-the-counter options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation or other clearing organization.

   Income earned by a Fund from its hedging activities will be treated as capital gain and, if not offset by net recognized capital losses incurred by the Fund, will be distributed to shareholders in taxable distributions. Although gain from options transactions may hedge against a decline in the value of a Fund's portfolio securities, that gain, to the extent not offset by losses, will be distributed in light of certain tax considerations and will constitute a distribution of that portion of the value preserved against decline.

   In accordance with Commodity Futures Trading Commission Rule 4.5, each of the Funds that may engage in futures transactions, including without limitation futures and options on futures, will use futures transactions solely for bona fide hedging purposes or will limit its investment in futures transactions for other than bona fide hedging purposes so that the aggregate initial margin and premiums required to establish such positions will not exceed 5% of the liquidation value of the Fund, after taking into account unrealized profits and unrealized losses on any such futures transactions.

SMALL COMPANIES

   Investments in companies with relatively small market capitalizations may involve greater risk than is usually associated with more established companies. These companies often have limited product lines, markets, or financial resources, and they may be dependent upon a relatively small management group. Their securities may have limited marketability and may be subject to more abrupt or erratic movements in price than securities of companies with larger capitalizations or market averages in general. The net asset values of funds that invest in companies with smaller capitalizations therefore may fluctuate more widely than market averages.

PRIVATE PLACEMENTS

   The Funds may invest in securities that are purchased in private placements and, accordingly, are subject to restrictions on resale as a matter of contract or under federal securities laws. Because there may be relatively few potential purchasers for these securities, especially under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell the securities when Loomis Sayles believes that it is advisable to do so or may be able to sell the securities only at prices lower than if the securities were more widely held. At times, it also may be more difficult to determine the fair value of the securities for purposes of computing a Fund's net asset value.

   While private placements may offer opportunities for investment that are not otherwise available on the open market, the securities so purchased are often "restricted securities," which are securities that cannot be sold to the public without registration under the Securities Act of 1933, as amended (the "Securities Act") or the availability of an exemption from registration (such as Rule 144 or Rule 144A under the Securities Act), or that are not readily marketable because they are subject to other legal or contractual delays or restrictions on resale.

   The absence of a trading market can make it difficult to ascertain a market value for illiquid investments such as private placements. Disposing of illiquid investments may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for a Fund to sell them promptly at an acceptable price. A Fund may have to bear the extra expense of registering the securities for resale and the risk of substantial delay in effecting the registration. In addition, market quotations typically are less readily available for these securities. The judgment of Loomis Sayles may at times play a greater role in valuing these securities than in the case of unrestricted securities.

   Generally speaking, restricted securities may be sold only to qualified institutional buyers, in a privately negotiated transaction to a limited number of purchasers, in limited quantities after they have been held for a specified period of time and other conditions are met pursuant to an exemption from registration, or in a public offering for which a registration statement is in effect under the Securities Act. A Fund may be deemed to be an underwriter for purposes of the Securities Act when selling restricted securities to the public so that the Fund may be liable to purchasers of the securities if the registration statement prepared by the issuer, or the prospectus forming a part of the registration statement, is materially inaccurate or misleading.

INVESTMENT COMPANIES

   Investment companies, including companies such as iShares and "SPDR," are essentially pools of securities. Since the value of an investment company is based on the value of the individual securities it holds, the value of a Fund's investment in an investment company will fall if the value of the investment company's underlying securities declines. As a shareholder of an investment company, a Fund will bear its ratable share of the investment company's expenses, including management fees, and the Fund's shareholders will bear such expenses indirectly, in addition to similar expenses of the Fund.

                            MANAGEMENT OF THE TRUST

   The trustees of the Trust supervise the affairs of the Trust and have the other responsibilities assigned to them by the laws of The Commonwealth of Massachusetts.

                            DISINTERESTED TRUSTEES

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                      IN FUND
                                             PRINCIPAL OCCUPATION(S)  COMPLEX             OTHER
NAME (DATE OF BIRTH); ADDRESS;    POSITION           DURING           OVERSEEN  TRUSTEESHIPS/DIRECTORSHIPS
   AND POSITION WITH TRUST      HELD SINCE**     PAST FIVE YEARS     BY TRUSTEE      HELD BY TRUSTEE
------------------------------  ------------ ----------------------- ---------- --------------------------
Joseph Alaimo (8/12/30);            1999     Chairman,                   22      Director, Wintrust
530 North Lexington Drive                    Wayne Hummer Trust                  Financial Corporation
Lake Forest, IL 60045-1544;                  Company
Trustee

Edward A. Benjamin (05/30/38);      2002     Director,                   22      Trustee,
71 Sierra Rosa Loop                          Precision Optics                    New England Zenith
Santa Fe, NM 87506-0118;                     Corporation                         Fund
Trustee                                      (optics manufacturer);
                                             Director,
                                             Coal, Energy
                                             Investments &
                                             Management, LLC;
                                             and formerly, Partner,
                                             Ropes & Gray (law
                                             firm) until 1999

Paul G. Chenault (09/12/33);        1999     Retired                     22      Director, Mailco Office
5852 Pebble Beach Way                                                            Products, Inc.
San Luis Obispo, CA 93401-8270;
Trustee

                              INTERESTED TRUSTEE

                                                                     NUMBER OF
                                                                     PORTFOLIOS
                                                                      IN FUND
                                             PRINCIPAL OCCUPATION(S)  COMPLEX             OTHER
     NAME (DATE OF BIRTH);        POSITION           DURING           OVERSEEN  TRUSTEESHIPS/DIRECTORSHIPS
    AND POSITION WITH TRUST     HELD SINCE**     PAST FIVE YEARS     BY TRUSTEE      HELD BY TRUSTEE
    -----------------------     ------------ ----------------------- ---------- --------------------------
Robert J. Blanding* (04/14/47);     2002     President, Chairman,        22                N/A
555 California Street                        and Chief Executive
San Francisco, CA 94104                      Officer, Loomis Sayles
Trustee and President

* Mr. Blanding is deemed an "interested person" (as defined in the Investment Company Act of 1940) of the Trust and Loomis Sayles by virtue of his position as an officer and director of Loomis Sayles.
** Each trustee serves for an indefinite term in accordance with the Trust's
   Agreement and Declaration of Trust until the date the trustee dies, resigns or is removed, or, if sooner, until the election and qualification of the trustee's successor.

                                   OFFICERS

NAME (DATE OF BIRTH); ADDRESS;                             PRINCIPAL OCCUPATION(S)
   AND POSITION WITH TRUST      POSITION HELD SINCE*       DURING PAST FIVE YEARS
------------------------------  --------------------- ---------------------------------
Mark B. Baribeau (12/20/59);    1999                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Sheila M. Barry (05/30/45);     1996                  Vice President,
  One Financial Center,                               Assistant General Counsel,
  Boston, MA 02111;                                   Loomis Sayles
  Secretary

Kenneth M. Buntrock (03/29/52); 2000                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

James L. Carroll (06/18/50);    1998                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Kevin P. Charleston (12/26/65); 2002;                 Director and Chief Financial
  One Financial Center,         Vice President        Officer, Loomis Sayles; Formerly,
  Boston, MA 02111;             since 1999            Senior Vice President and
  Treasurer                                           Treasurer, Nvest Companies, L.P.

Perry J. Conchinha (11/04/69);  2000                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Pamela N. Czekanski (02/17/59); 2000                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Christopher R. Ely (10/16/55);  1996                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Daniel J. Fuss (09/27/33);      2002; Prior to 2002,  Vice Chairman and Director,
  One Financial Center,         President and Trustee Loomis Sayles
  Boston, MA 02111;             since 1995 and Vice
  Executive Vice President      President from 1991
                                to 1995

Kathleen C. Gaffney (12/20/61); 1998                  Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

-----------------
* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected or qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.

 NAME (DATE OF BIRTH); ADDRESS;                            PRINCIPAL OCCUPATIONS
    AND POSITION WITH TRUST       POSITION HELD SINCE*     DURING PAST FIVE YEARS
 ------------------------------   -------------------- ------------------------------

Philip C. Fine (12/28/49);                1996         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Joseph R. Gatz (03/07/62);                2000         Vice President, Loomis Sayles
  39533 Woodward Avenue,
  Bloomfield Hills, MI 48304;
  Vice President

John Hyll (06/09/54);                     1992         Vice President, Loomis Sayles
  555 California Street,
  San Francisco, CA 94104;
  Vice President

Robert Ix (02/02/65);                     2002         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Steven Kaseta (03/05/55);                 2002         Vice President Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Lauriann Kloppenburg (06/19/60);          2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Warren N. Koontz, Jr. (05/17/61);         2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Eswar M. Menon (02/23/64);                1999         Vice President, Loomis Sayles;
  555 California Street,                               Formerly, Portfolio Manager,
  San Francisco, CA 94104;                             Nicholas Applegate Capital
  Vice President                                       Management

Alexander L. Muromcew (06/27/63);         1999         Vice President, Loomis Sayles
  555 California Street,
  San Francisco, CA 94104;
  Vice President

Nicholas H. Palmerino (05/09/65);         1996         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Assistant Treasurer

Lauren B. Pitalis (10/11/60);             1998         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

-----------------
* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.

NAME (DATE OF BIRTH); ADDRESS;                          PRINCIPAL OCCUPATION(S)
   AND POSITION WITH TRUST      POSITION HELD SINCE*    DURING PAST FIVE YEARS**
------------------------------  -------------------- -------------------------------

David W. Rolley (05/20/52);             2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

David L. Smith (05/06/59);              1996         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Richard D. Skaggs (05/29/55);           2000         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Daniel G. Thelen (02/21/58);            2000         Vice President, Loomis Sayles
  39533 Woodward Avenue,
  Bloomfield Hills, MI 48304;
  Vice President

Sandra P. Tichenor (06/02/49);          1996         General Counsel,
  555 California Street,                             Executive Vice President,
  San Francisco, CA 94104;                           Secretary, Clerk, and Director,
  Vice President                                     Loomis Sayles

John N. Tribolet (05/23/70);            1999         Vice President, Loomis Sayles;
  555 California Street,                             Formerly, Portfolio Manager,
  San Francisco, CA 94104;                           Nicholas Applegate Capital
  Vice President                                     Management

Jeffrey W. Wardlow (10/21/60);          1991         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Vice President

Gregory B. Woodgate (03/23/71);         2001         Vice President, Loomis Sayles
  One Financial Center,
  Boston, MA 02111;
  Assistant Treasurer

-----------------
* Each executive officer serves for an indefinite term in accordance with the current Bylaws of the Trust until the date his or her successor is elected and qualified, or until he or she sooner dies, resigns, is removed or becomes disqualified.

** Previous positions during the past five years with Loomis Sayles are omitted if not materially different.

TRUSTEE BENEFICIAL OWNERSHIP

   The following tables set forth the dollar range of shares owned by each trustee as of December 31, 2002 in (i) the Funds and (ii) in all funds overseen by the trustee in Loomis Sayles Funds and Loomis Sayles Investment Trust on an aggregate basis:

                            INTERESTED TRUSTEES
                            -------------------
FUND
----
                                                                                               ROBERT J. BLANDING
-                                                                                              ------------------
Loomis Sayles Aggressive Growth Fund.......................................................... $10,001-$50,000
Loomis Sayles Bond Fund....................................................................... $10,001-$50,000
Loomis Sayles Global Bond Fund................................................................ none
Loomis Sayles Growth Fund..................................................................... Over $100,000
Loomis Sayles International Equity Fund....................................................... $10,001-$50,000
Loomis Sayles Investment Grade Bond Fund...................................................... $1-$10,000
Loomis Sayles Managed Bond Fund............................................................... none
Loomis Sayles Research Fund................................................................... Over $100,000
Loomis Sayles Small Cap Growth Fund........................................................... Over $100,000
Loomis Sayles Small Cap Value Fund............................................................ Over $100,000
Loomis Sayles U.S. Government Securities Fund................................................. none
Loomis Sayles Value Fund...................................................................... $10,001-$50,000
Loomis Sayles Worldwide Fund.................................................................. none
Aggregate dollar range of equity securities in all
  registered investment companies overseen by trustee in
  the family of investment companies.......................................................... Over $100,000

                                         DISINTERESTED TRUSTEES
                                         ----------------------
FUND
----
                                                        JOSEPH ALAIMO EDWARD A. BENJAMIN PAUL G. CHENAULT
                                                        ------------- ------------------ ----------------
Loomis Sayles Aggressive Growth Fund................... none          none               none
Loomis Sayles Bond Fund................................ none          none               none
Loomis Sayles Emerging Markets Fund.................... none          none               none
Loomis Sayles Global Bond Fund......................... none          none               none
Loomis Sayles Growth Fund.............................. none          none               none
Loomis Sayles International Equity Fund................ none          none               none
Loomis Sayles Investment Grade Bond Fund............... none          none               none
Loomis Sayles Managed Bond Fund........................ none          none               none
Loomis Sayles Research Fund............................ none          none               $1-$10,000
Loomis Sayles Small Cap Growth Fund.................... none          none               none
Loomis Sayles Small Cap Value Fund..................... none          none               none
Loomis Sayles U.S. Government Securities Fund.......... none          none               none
Loomis Sayles Value Fund............................... none          none               none
Loomis Sayles Worldwide Fund........................... none          none               none
Aggregate dollar range of equity securities in all
  registered investment companies overseen by trustee
  in the family of investment companies................ $1-$10,000    none               $1-$10,000

COMMITTEES OF THE BOARD OF TRUSTEES

   The trustees have delegated certain authority to the Audit Committee, Contract Review and Nominating and Governance Committee. Each committee has the same members all of whom are not interested persons of the Trust. During 2002, the Audit Committee met twice, the Contract Review Committee met once and the Nominating and Governance Committee met twice.

   The Audit Committee makes recommendations to the Board regarding the selection of the independent accountants for the Fund and review the scope of the work, performance and compensation of such accountants; review with independent accountants the financial statements and the reports of the accountants; confers with the independent accountants regarding the results of the audits and the adequacy of the accounting procedures and controls and from time to time and reviews with the independent accountants the controls and procedures employed by, and reports with respect to, the Trust's custodian.

   The Contract Review Committee reviews and makes recommendations to the Board as to contracts requiring approval of the majority of the non-interested trustees and as to any other contracts that may be referred to the Committee by the Board. Contracts generally requiring approval on an annual basis include all investment advisory contracts, and distribution agreements as well as Rule 12b-1 plans.

   The Nominating and Governance Committee meets as needed and reviews and makes recommendations to the Board as to the governance issues that come before the Board, including, but not limited to: committee structure, committee membership, Board membership (including nominees for election as trustees of the Trust); and compensation of the non-interested trustees.

   The Trust pays no compensation to its officers or to the trustees listed above who are directors, officers, or employees of Loomis Sayles. Beginning November 6, 2002 each trustee who is not a director, officer, or employee of Loomis Sayles is compensated at the rate of $5,000 per in-person meeting per annum. In addition, each trustee receives an annual retainer of $20,000. Because each trustee also serves as trustee of Loomis Sayles Investment Trust (a registered open-end investment company also advised by Loomis Sayles) these fees are allocated ratably among all funds in the Fund Complex.

                              COMPENSATION TABLE

                 FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 2002

                                                                      (4)
                                                    (3)              TOTAL
                                   (2)          PENSION OR       COMPENSATION
            (1)                 AGGREGATE   RETIREMENT BENEFITS FROM TRUST AND
      NAME OF PERSON,*         COMPENSATION ACCRUED AS PART OF  FUND COMPLEX**
          POSITION              FROM TRUST     FUND EXPENSES    PAID TO TRUSTEE
      ----------------         ------------ ------------------- ---------------
Interested Trustee
  Daniel J. Fuss, Trustee.....   $     0           $  0             $     0
Disinterested Trustees
  Joseph Alaimo, Trustee......    21,250            N/A              21,250
  Paul G. Chenault, Trustee...    21,250            N/A              21,250
  Richard S. Holway, Trustee..    21,250            N/A              21,250
  Michael T. Murray, Trustee..    21,250            N/A              21,250

-----------------
* On October 15, 2002, new members of the Board of Trustees were elected to succeed Messrs. Fuss, Holway and Murray. The newly elected Trustees, Robert
   J. Blanding (Interested Trustee) and Edward A. Benjamin (Disinterested Trustee), received no compensation from the Trust during the fiscal year ended September 30, 2002.
**

   As of December 31, 2002, the officers and trustees of the trust collectively owned beneficially the following percentages of each fund: 6.4% of the Loomis Sayles Aggressive Growth Fund, less than 1% of the Loomis Sayles Bond Fund, 1.8% of the Loomis Sayles Global Bond Fund, 4.7% of the Loomis Sayles Growth Fund, 1.7% of the Loomis Sayles International Equity Fund, 6.7% of the Loomis Sayles Investment Grade Bond Fund, 6.5% of the Loomis Sayles Research Fund, 1.5% of the Loomis Sayles Small Cap Growth Fund, less than 1% of the Loomis Sayles Small Cap Value Fund, 2.1% of the Loomis Sayles U.S. Government Securities Fund, 2.8% of the Loomis Sayles Value Fund, and 9.2% of the Loomis Sayles Worldwide Fund. These amounts include shares held by the Loomis Sayles Employees' Profit Sharing Plan (the "Profit Sharing Plan") for the accounts of officers and trustees of the Trust, but exclude all other holdings of the Profit Sharing Plan and the Loomis Sayles Funded Pension Plan (the "Pension Plan").

   As of December 31, 2002, the Pension Plan owned the following percentages of the outstanding Institutional Class shares of the indicated Funds: 14.17% of the Loomis Sayles Aggressive Growth Fund, 1% of the Loomis Sayles Bond Fund, 21.88% of the Loomis Sayles Global Bond Fund, 7.62% of the Loomis Sayles Growth Fund, 14.06% of the Loomis Sayles International Equity Fund, less than 1% of the Loomis Sayles Investment Grade Bond Fund, 3.67% of the Loomis Sayles Small Cap Growth Fund, 3.73% of the Loomis Sayles Small Cap Value Fund, 67.71% of the Loomis Sayles

Research Fund, less than 1% of the Loomis Sayles U.S. Government Securities Fund, 14.36% of the Loomis Sayles Value Fund, and 76.88% of the Loomis Sayles Worldwide Fund.

   As of December 31, 2002, the Profit Sharing Plan owned the following percentages of the outstanding Institutional Class shares of the indicated
Funds: 37.94% of the Aggressive Growth Fund, less than 1% of the Loomis Sayles Bond Fund, 6.02% of the Loomis Sayles Global Bond Fund, 38.63% of the Loomis Sayles Growth Fund, 8.31% of the Loomis Sayles International Equity Fund, 29.22% of the Loomis Sayles Investment Grade Bond Fund, 13.52% of the Loomis Sayles Research Fund, 7.29% of the Loomis Sayles Small Cap Growth Fund, 5.52% of the Loomis Sayles Small Cap Value Fund, 23.50% of the Loomis Sayles U.S. Government Securities Fund, 19.18% of the Loomis Sayles Value Fund, and 17.06% of the Loomis Sayles Worldwide Fund.

   The trustee of the Pension Plan is Fleet Investment Management. The Pension Plan's Advisory Committee, which is composed of the same individuals listed below as trustees of the Profit Sharing Plan, has the sole voting and investment power with respect to the Pension Plan's shares. The trustees of the Profit Sharing Plan are Richard Davidson, John DeBeer, Stephanie Lord, Teri Mason, Richard Skaggs, Timothy Hunt, Greg O'Hara, Vincent Stanton, Paul Sherba and Kurt Wagner. Except for Timothy Hunt, John DeBeer and Vincent Stanton, each member of the Advisory Committee is an officer and employee of Loomis Sayles. Plan participants are entitled to exercise investment and voting power over shares owned of record by the Profit Sharing Plan. Shares not voted by participants are voted in the same proportion as the shares voted by the voting participants. The address for the Profit Sharing Plan and the Pension Plan is One Financial Center, Boston, Massachusetts.

   For current and retired trustees of the Trust, investment advisory clients of Loomis Sayles (and their directors, officers, and employees), and current and retired employees of Loomis Sayles and the parents, spouses, and children of the foregoing, the Trust has reduced the minimum initial investment for Institutional Class shares of each Fund to $2,500.

   The Trust, Loomis Sayles, and Loomis Sayles Distributors, L.P. each have adopted a code of ethics under Rule 17j-1 of the 1940 Act. These codes of ethics permit the personnel of these entities to invest in securities, including securities that the Funds may purchase or hold.

                               PRINCIPAL HOLDERS

    The following table provides information on the principal holders of each Fund. A principal holder is a person who owns of record or beneficially 5% or more of any class of a Fund's outstanding securities. Information provided in this table is as of December 31, 2002.

                          INSTITUTIONAL CLASS SHARES

                                                                      PERCENTAGE OF
SHAREHOLDER                                ADDRESS                     SHARES HELD
-----------                                -------                    -------------
LOOMIS SAYLES AGGRESSIVE GROWTH FUND

Charles Schwab & Co. Inc.                  101 Montgomery St.             52.71%
                                           San Francisco, CA 94104

Jupiter & Co.                              Post Office Box 9130           14.18%
c/o Investors Bank & Trust                 FPO 90
                                           Boston, MA 02117

Berklee College of Music                   1140 Boylston St.              13.69%
                                           Boston, MA 02116

LOOMIS SAYLES BOND FUND

Charles Schwab & Co. Inc.                  101 Montgomery St.             49.98%
                                           San Francisco, CA 94104

National Financial Services Corp.          200 Liberty St.                13.40%
FEBO Customers                             One World Financial Center
                                           New York, NY 10281

LOOMIS SAYLES GLOBAL BOND FUND

Charles Schwab & Co. Inc.                  101 Montgomery St.             38.25%
                                           San Francisco, CA 94104

Fleet National Bank TTEE Kaman Corp        P.O. Box 92800                 18.31%
Master Trust Fixed Income Fund             Rochester, NY 14692

Wells Fargo Bank MN NA FBO Desert States   P.O. Box 1533                  16.74%
UFCW Union Employees Pension               Minneapolis, MN 55480
San Diego Transit Pension Plan             P.O. Box 2511                   8.56%
                                           San Diego, CA 92112

Fort Hays University Endowment Association 610 Port Street                 5.29%
                                           Hays, KS 67601

LOOMIS SAYLES GROWTH FUND

Charles Schwab & Co. Inc.                  101 Montgomery St.             47.80%
                                           San Francisco, CA 94104

Comerica Bank                              P.O. Box 75000                  7.19%
FBO City of Livonia Retiree                Detroit, MI 48275
Health & Benefits Plan & Trust

                                                                     PERCENTAGE OF
SHAREHOLDER                             ADDRESS                       SHARES HELD
-----------                             -------                      -------------

LOOMIS SAYLES INTERNATIONAL EQUITY FUND

Charles Schwab & Co. Inc.               101 Montgomery St.               23.90%
                                        San Francisco, CA 94104

Comerica Bank FBO                       P.O. Box 75000, MC 3446           9.84%
City of Livonia Employee                Detroit, MI 48275
Retirement System

Church Mutual Insurance Co.             3000 Schuster Lane                9.32%
                                        Merrill, WI 54452

MGAM International Equity LLC           Attn: Jean Kenkel                 8.74%
                                        1125 S 103rd Street
                                        Suite 450
                                        Omaha, NE 68124-6019

Chase Manhattan Bank TTEE               770 Broadway Fl. 10               5.67%
MetLife Defined Contribution            New York, NY 10003

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Charles Schwab & Co. Inc.               101 Montgomery St.               45.81%
                                        San Francisco, CA 94104

Jeffrey L. Meade                        16 Samuel Parlia Drive           15.80%
Phyllis M. Meade, Jt. Tcn.              Acton, MA 01720

NFSC FEBO Customers                     200 Liberty St.                   9.38%
                                        One World Financial Center
                                        New York, NY 10281-1003

State Street Bank & Trust               412 Blair Ave.                    7.26%
Custodian for IRA R/O FBO               Piedmont CA 94611
Willard S. Webber

LOOMIS SAYLES RESEARCH FUND

Charles Schwab & Co.                    101 Montgomery St.               81.75%
                                        San Francisco, CA 94104

CDC IXIS                                399 Boylston St.                  7.06%
C/o Philippe Bertrand                   Boston, MA 02116
CDC IXIS Asset Management North America

Asbestos Workers Local                  36 East Warner Rd.                6.60%
# 84 Pension Fund                       Akron OH 44319

LOOMIS SAYLES SMALL CAP GROWTH FUND

Charles Schwab & Co. Inc.               Attn: Mutual Fund Dept.          13.59%
                                        101 Montgomery St.
                                        San Francisco, CA 94104-4122

                                                                         PERCENTAGE OF
SHAREHOLDER                                ADDRESS                        SHARES HELD
-----------                                -------                       -------------

LOOMIS SAYLES SMALL CAP VALUE FUND

Charles Schwab & Co. Inc.                  101 Montgomery St.                15.40%
                                           San Francisco, CA 94104

Smith Barney Inc.                          388 Greenwich St.                  6.42%
                                           New York, NY 10001

Wells Fargo Bank                           PO Box 1533                        5.76%
FBO Wisc. Public Srvs Admin                Minneapolis, MN

Westfield Contributory Retirement System   59 Court St.                       5.34%
                                           PO Box 106
                                           Westfield, MA 01086

LOOMIS SAYLES U.S. GOVERNMENT SECURITIES FUND

Charles Schwab & Co. Inc.                  101 Montgomery St.                33.65%
                                           San Francisco, CA 94104

Merrill Lynch Pierce Fenner & Smith Inc.   Attn: Service Team                13.53%
Merrill Lynch Financial Data Services      4800 Deer Lake Drive;
                                           Third Floor
                                           Jacksonville, FL 32246-6486

National Financial Services Corp.          Attn: Mutual Funds Department     11.44%
For the Exclusive Benefit of Its Customers Fifth Floor
                                           200 Liberty Street
                                           One World Financial Center
                                           New York, NY 10281

LOOMIS SAYLES VALUE FUND

Charles Schwab & Co. Inc.                  101 Montgomery St.                35.52%
                                           San Francisco, CA 94104

Comerica Bank                              PO Box 7500                       14.35%
FBO City of Livonia Retiree Health &       Detroit, MI 48275-0001
Disability Benefits Plan

Asbestos Workers Local                     c/o Loomis Sayles & Co. Inc.       8.97%
#84 Pension Fund                           1533 North Woodward,
                                           Suite 300
                                           Bloomfield Hills, MI 48304

Southeastern Michigan Chapter NECA         25180 Lasher Rd                    5.21%
                                           Southfield, MI

LOOMIS SAYLES WORLDWIDE FUND

The Charles Schwab & Co. Inc.              101 Montgomery St.                96.01%
                                           San Francisco, CA 94104

                                                                      PERCENTAGE OF
SHAREHOLDER                                ADDRESS                     SHARES HELD
-----------                                -------                    -------------

                                RETAIL CLASS SHARES

LOOMIS SAYLES AGGRESSIVE GROWTH FUND

Chase Manhattan Bank                       4 New York Plaza               41.86%
Direct Trustee for MetLife                 New York, NY 10004-2413
Defined Contribution Group

Charles Schwab & Co, Inc.                  101 Montgomery St.             16.50%
                                           San Francisco, CA 94104

The Chicago Trust Company, TTEE            171 North Clark Street         10.99%
Indus Industries 401K                      Chicago, IL 60601

National Financial Services Corp.          200 Liberty Street              9.29%
FEBO Customers                             One World Financial Center
                                           New York, NY 10281

LOOMIS SAYLES BOND FUND

National Financial Services Corp.          200 Liberty Street             24.55%
FEBO Customers                             One World Financial Center
                                           New York, NY 10281

IMS Co.                                    PO Box 3865                     7.38%
                                           Englewood CO 80155-3865

Salomon Smith Barney                       333 West 34th St.               5.93%
                                           New York, NY 10001

LOOMIS SAYLES GLOBAL BOND FUND

Charles Schwab & Co. Inc.                  101 Montgomery St.             72.65%
                                           San Francisco, CA 94104

National Financial Services Corp.          200 Liberty St.                13.76%
FEBO Customers                             One World Financial Center
                                           New York, NY 10281

LOOMIS SAYLES GROWTH FUND

Angelo V. Glorioso                         225 Summit Dr.                 43.09%
                                           Pittsburgh, PA 15238

Amvrescap Nat'l Trust Co.                  1855 Gateway Boulevard         20.34%
As Agent For Fleet Nat'l Bank              Suite 500
FBO Loomis Sayles Omnibus Deferral Program Concord, CA 94520

Charles Schwab & Co. Inc.                  101 Montgomery St.             13.69%
                                           San Francisco, CA 94104

LOOMIS SAYLES INVESTMENT GRADE BOND FUND

Loomis Sayles & Company, L.P.              One Financial Center           98.55%
                                           Boston, MA 02111

                                                                      PERCENTAGE OF
SHAREHOLDER                               ADDRESS                      SHARES HELD
-----------                               -------                     -------------

LOOMIS SAYLES INTERNATIONAL EQUITY FUND

Charles Schwab & Co. Inc.                 101 Montgomery St.              20.85%
                                          San Francisco, CA 94104

Merrill Lynch Pierce Fenner & Smith, Inc. 4800 Deer Lake Drive East;      16.43%
Attn: Service Team                        Third Floor
                                          Jacksonville, FL 32246

Orangewood Childrens Foundation           12822 Garden Grove              14.94%
                                          Boulevard,
                                          Suite A
                                          Garden Grove, CA 92843

National Investor Services Corp.          200 Liberty St.                 13.98%
FEBO Customers                            One World Financial Center
                                          New York, NY 10281-1003

LOOMIS SAYLES RESEARCH FUND

Fiserv Securities                         One Commerce Square             99.74%
Attn: Mutual Funds                        2005 Market St. Suite 1200
                                          Philadelphia, PA 19103

LOOMIS SAYLES SMALL CAP GROWTH FUND

Retirement System                         FBO Soonersave Plan 457         17.42%
Board of Trustees                         c/o great-west
TTEE Oklahoma Public Employers            8515 E. Orchard Road #2T2
                                          Englewood, CO 80111

Bose Empl. Retirement                     PO Box 41974                    15.51%
                                          Kansas City, MO 64141

MetLife Trust Company                     1 Crossroads Dr.                5.75 %
                                          Bedminster, NJ 07921-2688

LOOMIS SAYLES SMALL CAP VALUE FUND

Charles Schwab & Co. Inc.                 101 Montgomery St.              36.16%
                                          San Francisco, CA 94104

Chase Manhattan Bank Trustee              770 Broadway                    14.32%
Metlife Defined Contribution Group        10th Floor
                                          New York, NY 10003

MetLife Defined Contribution Group        2 Montgomery St.                 6.78%
                                          Jersey City, NJ 07302-3802

Vanguard Fiduciary Trust Company          Post Office Box 2600, rm613      8.33%
Loomis Sayles/Omnibus n/c                 Attn: Outside Funds
                                          Valley Forge, PA 19482

Putman Fiduciary Trust Co.                Investors Way                    6.74%
FBO IDX Systems Corp.                     Norwood, MA 02062
Retirement Income Plan

MetLife Trust Company                     1 Crossroads Dr. Bldg A          8.03%
Directed Trustee for MetLife Defined      Bedminster, NJ
Contribution Group

                                                                             PERCENTAGE OF
SHAREHOLDER                                    ADDRESS                        SHARES HELD
-----------                                    -------                       -------------

                                    ADMIN CLASS SHARES
LOOMIS SAYLES AGGRESSIVE GROWTH

Reliance Trust Company Directed                3384 Peachtree Rd. NE 9th Fl.     57.28%
Trustee for MetLife Defined                    Atlanta, GA 30326

Merrill Lynch Pierce Fenner & Smith            4800 Deer Lake Dr. East           21.30%
Merrill Lynch Financial Data Services          Jacksonville, FL 32246

MetLife Trust Company NA                       1 Crossroads Dr.                  19.23%
Directed Trustee for MetLife                   Bedminster, NJ 07921
Standard Products

LOOMIS SAYLES BOND FUND

Smith Barney Corp Trust Co. (Trustee)          Two Tower Center                  37.67%
Smith Barney 401(k) Advisor Group Trust        P.O. Box 1063
                                               E. Brunswick, NJ 08816

Reliance Trust Company TTEE MetLife Defined    3384 Peachtree Rd                  7.89%
Contribution Group                             Atlanta, GA 30326-1181

LOOMIS SAYLES GROWTH FUND

Loomis Sayles & Co.                            One Financial Center              34.98%
                                               Boston, MA 02111

Circle Trust Company, Cust. For                Metro Center                      27.75%
Millane Nurseries Inc., 401k PSP               One Station Place
                                               Stamford CT 06902

Circle Trust Company Cust. For                 Metro Center                      17.92%
Boston Communications Group                    One Station Place
                                               Stamford CT 06902

Security Trust Co. as Custodian                2390 E. Camelback Rd.             11.92%
FBO Gold K.com LLC Prototype 401k              Ste. 240
                                               Phoenix AZ 85016

Circle Trust Company Cust. For                 Metro Center                       6.55%
The Lamm Wallach Companies, Inc.               One Station Place
Safe Harbor 401k                               Stamford CT 06902

LOOMIS SAYLES INTERNATIONAL EQUITY FUND

Reliance Trust Company Directed                3384 Peachtrec Rd. NE             88.16%
Trustee for MetLife Defined Contribution Group Atlanta, GA 30326

Smith Barney Corp. Trust TTEE                  Two Tower Center                   5.05%
Smith Barney 401k Advisor Group                P.O. Box 1063
                                               E. Brunswick, NJ 08816

LOOMIS SAYLES INVESTMENT GRADE FUND

Loomis Sayles & Co. L.P.                       One Financial Center              98.53%
                                               Boston, MA 02111

                                                                     PERCENTAGE OF
SHAREHOLDER                             ADDRESS                       SHARES HELD
-----------                             -------                      -------------
LOOMIS SAYLES SMALL CAP GROWTH FUND

Reliance Trust Company                  3384 Peachtree Rd.               84.56%
Trustee for MetLife                     Atlanta, GA 30326
Defined Contribution Group

MetLife Trust Company                   Attn: Institutional Services     13.04%
Trustee for MetLife Defined             1 Crossroads Bldg A
Contribution Group                      Bedminster, NJ 07921-2688

LOOMIS SAYLES SMALL CAP VALUE FUND

Smith Barney Corp. Trust Co. (Trustee)  Two Tower Center                 32.20%
The Citistreet Retirement Group Trust   P.O. Box 1063
                                        E. Brunswick, NJ 08816

Smith Barney Corp. Trust Co. (Trustee)  Two Tower Center                 17.85%
Smith Barney 401(K) Advisor Group Trust P.O. Box 1063
                                        E. Brunswick, NJ 08816

New York Life Trust Co.                 51 Madison Ave.                  14.49%
Client Account                          New York, NY 10010

   To the extent that any shareholder listed above beneficially owns more than 25% of a Fund, it may be deemed to "control" such Fund within the meaning of the 1940 Act.

   Loomis, Sayles & Company, L.P. is a registered investment adviser whose origins date back to 1926. Loomis, Sayles & Company, L.P. is a limited partnership whose general partner, Loomis, Sayles & Company, Inc., is a wholly-owned subsidiary of CDC IXIS Asset Management Holdings, Inc. CDC IXIS Asset Management Holdings, Inc. is a wholly-owned subsidiary of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P.'s general partner, CDC IXIS Asset Management US, LLC, is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation. CDC IXIS Asset Management US Corporation is the sole limited partner of CDC IXIS Asset Management North America, L.P. CDC IXIS Asset Management North America, L.P. is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company. CDC IXIS Asset Management S.A. is majority-owned by CDC Finance--CDC IXIS and indirectly owned, through CDC Finance--CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

   The seventeen principal subsidiary or affiliated asset management firms of CDC IXIS Asset Management North America, L.P. collectively had approximately $118 billion in assets under management or administration as of September 30, 2002.

                    INVESTMENT ADVISORY AND OTHER SERVICES

   Advisory Agreements. Under each advisory agreement, Loomis Sayles manages the investment and reinvestment of the assets of the relevant Fund and generally administers its affairs, subject to supervision by the Board of Trustees of the Trust. Loomis Sayles furnishes, at its own expense, all necessary office space, facilities and equipment, services of executive and other personnel of the Funds, and certain administrative services. For these services, the advisory agreements provide that each Fund shall pay Loomis Sayles a monthly investment advisory fee at the following annual percentage rates of the particular Fund's average daily net assets:

              FUND                                          RATE
              ----                                          ----
              Loomis Sayles Aggressive Growth Fund......... 0.75%
              Loomis Sayles Bond Fund...................... 0.60
              Loomis Sayles Global Bond Fund............... 0.60
              Loomis Sayles Growth Fund.................... 0.50
              Loomis Sayles International Equity Fund...... 0.75
              Loomis Sayles Investment Grade Bond Fund..... 0.40
              Loomis Sayles Research Fund.................. 0.50
              Loomis Sayles Small Cap Growth Fund.......... 0.75
              Loomis Sayles Small Cap Value Fund........... 0.75
              Loomis Sayles U.S. Government Securities Fund 0.30
              Loomis Sayles Value Fund..................... 0.50
              Loomis Sayles Worldwide Fund................. 0.75

   During the periods shown below, pursuant to the advisory agreements described above, Loomis Sayles received the following amount of investment advisory fees from each Fund (before voluntary fee reductions and expense assumptions) and bore the following amounts of fee reductions and expense assumptions for each Fund:

                            FISCAL YEAR ENDED      FISCAL YEAR ENDED      FISCAL YEAR ENDED
                                 9/30/00                9/30/01                9/30/02
                         ----------------------- ---------------------- ----------------------
                                     FEE WAIVERS            FEE WAIVERS            FEE WAIVERS
                          ADVISORY   AND EXPENSE  ADVISORY  AND EXPENSE  ADVISORY  AND EXPENSE
FUND                        FEES     ASSUMPTIONS    FEES    ASSUMPTIONS    FEES    ASSUMPTIONS
----                     ----------- ----------- ---------- ----------- ---------- -----------
Loomis Sayles Aggressive
  Growth Fund........... $   499,928  $ 71,496   $  841,823  $159,741   $  471,574  $166,542
Loomis Sayles Bond
  Fund..................  10,016,448   246,999    9,841,214   545,969    8,086,838   670,819
Loomis Sayles Global
  Bond Fund.............     268,763   112,636      287,182   106,038      303,192   101,161
Loomis Sayles Growth
  Fund..................     197,666    80,890      156,460   157,879      116,894   152,388
Loomis Sayles
  International Equity
  Fund..................     953,597   215,881      648,883   326,673      419,219   285,301
Loomis Sayles
  Investment Grade
  Bond Fund.............      91,373   419,453      260,715   295,922      624,862   440,118
Loomis Sayles Research
  Fund..................       3,718    34,050       29,669   122,922       92,698   107,201
Loomis Sayles Small Cap
  Growth Fund...........   1,517,935         0    1,988,585    24,973    1,191,120   133,134
Loomis Sayles Small Cap
  Value Fund............   2,616,961    14,490    2,552,007    13,496    2,980,498   100,904
Loomis Sayles U.S.
  Government Securities
  Fund..................      40,960   100,607       41,666   104,811       43,511    95,129
Loomis Sayles Value
  Fund..................     262,304    37,137      211,736    49,301      204,364    20,513
Loomis Sayles
  Worldwide Fund........      72,088   159,232       70,873  $152,517       65,850   125,794

   The Trust pays the compensation of its trustees who are not directors, officers, or employees of Loomis Sayles or its affiliates (other than registered investment companies); registration, filing and other fees in connection with requirements of regulatory authorities; all charges and expenses of its custodian and transfer agent; the charges and expenses of its independent accountants; all brokerage commissions and transfer taxes in connection with portfolio transactions; all taxes and fees payable to governmental agencies; the cost of any certificates representing shares of the Funds; the expenses of meetings of the shareholders and trustees of the Trust; the charges and expenses of the Trust's legal counsel; interest on any borrowings by the Funds; the cost of services, including services of counsel, required in connection with the preparation of, and the cost of printing, the Trust's registration statements and Prospectuses, including amendments and revisions thereto, annual, semiannual and other periodic reports of the Trust, and notices and proxy solicitation material furnished to shareholders or regulatory authorities, to the extent that any such materials relate to the Trust or its shareholders; and the Trust's expenses of bookkeeping, accounting, auditing, and financial reporting, including related clerical expenses.

   Under each advisory agreement, if the total ordinary business expenses of a Fund or the Trust as a whole for any fiscal year exceed the lowest applicable limitation (based on percentage of average net assets or income) prescribed by any state in which the shares of the Fund or the Trust are qualified for sale, Loomis Sayles shall pay such excess. Loomis Sayles will not be required to reduce its fee or pay such expenses to an extent or under circumstances that would result in any Fund's inability to qualify as a regulated investment company under the Code. The term "expenses" is defined in the advisory agreements or in relevant state regulations and excludes brokerage commissions, taxes, interest, distribution-related expenses, and extraordinary expenses.

   As described in the Prospectuses, Loomis Sayles has agreed to certain additional, voluntary arrangements to limit Fund expenses. These arrangements may be modified or terminated by Loomis Sayles at any time.

   Each advisory agreement provides that it will continue in effect for two years from its date of execution and thereafter from year to year if its continuance is approved at least annually (i) by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities of the relevant Fund and (ii) by vote of a majority of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Any amendment to an advisory agreement must be approved by vote of a majority of the outstanding voting securities of the relevant Fund and by vote of a majority of the trustees who are not such interested persons, cast in person at a meeting called for the purpose of voting on such approval. Each agreement may be terminated without penalty by vote of the Board of trustees or by vote of a majority of the outstanding voting securities of the relevant Fund, upon sixty days' written notice, or by Loomis Sayles upon ninety days' written notice, and each terminates automatically in the event of its assignment. In addition, each agreement will automatically terminate if the Trust or the Fund shall at any time be required by Loomis Sayles to eliminate all reference to the words "Loomis" and "Sayles" in the name of the Trust or the Fund, unless the continuance of the agreement after such change of name is approved by a majority of the outstanding voting securities of the relevant Fund and by a majority of the trustees who are not interested persons of the Trust or Loomis Sayles.

   Each advisory agreement provides that Loomis Sayles shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

   In addition to serving as investment adviser to each series of the Trust, Loomis Sayles acts as investment adviser to each series of Loomis Sayles Investment Trust, a registered open-end management investment investment company. Loomis Sayles also serves as subadviser to a number of other open-end management companies and provides investment advice to numerous other corporate and fiduciary clients.

   Certain officers and trustees of the Trust also serve as officers, directors, and trustees of other investment companies and clients advised by Loomis Sayles. The other investment companies and clients sometimes invest in securities in which the Funds also invest. If a Fund and such other investment companies or clients desire to buy or sell the same portfolio securities at the same time, purchases and sales may be allocated, to the extent practicable, on a pro rata basis in proportion to the amounts desired to be purchased or sold for each. It is recognized that in some cases the practices described in this paragraph could have a detrimental effect on the price or amount of the securities a

Fund purchases or sells. In other cases, however, it is believed that these practices may benefit the Funds. It is the opinion of the trustees that the desirability of retaining Loomis Sayles as adviser for the Funds outweighs the disadvantages, if any, that might result from these practices.

   Distribution Agreement and Rule 12b-1 Plans. Under an agreement with the Trust (the "Distribution Agreement"), Loomis Sayles Distributors, L.P., One Financial Center, Boston, Massachusetts 02111 (the "Distributor") serves as the general distributor of each class of shares of the Funds. Under this agreement, the Distributor is not obligated to sell a specific number of shares. The Distributor bears the cost of making information about the Funds available through advertising and other means and the cost of printing and mailing the Prospectuses to persons other than shareholders. The Funds pay the cost of registering and qualifying their shares under state and federal securities laws and the distribution of the Prospectuses to existing shareholders.

   As described in the Prospectuses, the Funds have adopted Rule 12b-1 plans ("Plans") for their Retail Class and Admin Class shares. The Plans, among other things, permit the relevant classes of the Funds to pay the Distributor monthly fees, at annual rates not exceeding 0.25% of the assets of the Retail Class and Admin Class, respectively, as compensation for its services as principal underwriter of the shares of these classes. Pursuant to Rule 12b-1 under the 1940 Act, each Plan (together with the Distribution Agreement) was approved by the Trust's Board of Trustees, including a majority of the trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operations of the Plan or the Distribution Agreement (the "Independent Trustees"). The principal types of activities for which payments under these Plans may be made include payments to intermediaries for shareholder servicing, for no transaction fee or wrap programs, and for retirement plan record keeping. Payments under these Plans also may be made for activities such as advertising, printing, and mailing the Prospectuses to persons who are not current shareholders, compensation to underwriters, compensation to broker-dealers, compensation to sales personnel, and interest, carrying, or other financing charges.

   The following table provides information on the amount of fees paid by the Funds under these Plans during the past fiscal year.

                                                       12B-1 FEES
           FUND CLASS                               PAID BY THE FUND
           ----------                               ----------------
           Loomis Sayles Aggressive Growth Fund
             Retail Class..........................     $104,208
            Admin Class............................        7,887
           Loomis Sayles Bond Fund
             Retail Class..........................      157,583
            Admin Class............................       14,723
           Loomis Sayles Global Bond Fund
             Retail Class..........................       26,448
           Loomis Sayles Growth Fund
             Retail Class..........................        1,411
            Admin Class............................           40
           Loomis Sayles International Equity Fund
             Retail Class..........................        5,062
            Admin Class............................        2,811
           Loomis Sayles Investment Grade Bond Fund
            Retail Class...........................           17
            Admin Class............................           17
           Loomis Sayles Research Fund
            Retail Class...........................            9
           Loomis Sayles Small Cap Growth Fund
             Retail Class..........................      127,457
            Admin Class............................        3,804
           Loomis Sayles Small Cap Value Fund
             Retail Class..........................      296,382
            Admin Class............................       57,876

   The Retail Classes of the Loomis Sayles Investment Grade Bond Fund, the Loomis Sayles Value Fund and the Loomis Sayles Worldwide Fund ceased operations on December 18, 2000 (the Retail Class of the Loomis Sayles Investment Grade Bond Fund recommenced operations on January 31, 2002).

   Each Plan may be terminated by vote of a majority of the Independent Trustees, or by vote of a majority of the outstanding voting securities of the relevant class of shares of the Fund to which the Plan relates. Each Plan may be amended by vote of the trustees, including a majority of the Independent Trustees, cast in person at a meeting called for the purpose. Any change in any Plan that would materially increase the fees payable thereunder by the Retail Class or Admin Class of a Fund requires approval of the Retail Class or Admin Class shareholders of that Fund. The Trust's trustees review quarterly written reports of such costs and the purposes for which such costs have been incurred. Each Plan provides that, for so long as that Plan is in effect, selection and nomination of those trustees who are not interested persons of the Trust shall be committed to the discretion of such disinterested persons.

   The Distribution Agreement may be terminated at any time with respect to a Fund on 60 days' written notice without payment of any penalty by the Trust or by vote of a majority of the outstanding voting securities of that Fund or by vote of a majority of the Independent Trustees.

   The Distribution Agreement and the Plans will continue in effect for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the entire Board of Trustees and (ii) by the vote of a majority of the Independent Trustees, in each case cast in person at a meeting called for that purpose.

   Other Services. Loomis Sayles performs certain accounting and administrative services for the Trust, pursuant to an administrative services agreement (the "Administrative Services Agreement") between Loomis Sayles and the Trust dated May 8, 2000. For the period May 8, 2000 through May 8, 2002, the Trust reimbursed Loomis Sayles for its expenses in performing or arranging for the performance of (i) corporate secretarial services, (ii) registration and disclosure assistance, (iii) legal and compliance services, (iv) transfer agent monitoring, (v) treasury financial services, (vi) treasury regulatory services and (vii) treasury tax services and other treasury services as may arise from time to time. Beginning May 8, 2002, Loomis Sayles is paid at an annual rate of 0.035% of each Fund's average daily net assets for these services. For these services, Loomis Sayles was reimbursed or was paid by the Trust, on behalf of the Funds, the following amounts:

                                    MAY 8, 2000    FISCAL YEAR    FISCAL YEAR
                                         TO           ENDED          ENDED
                                   SEPT. 30, 2000 SEPT. 30, 2001 SEPT. 30, 2002
                                   -------------- -------------- --------------
Loomis Sayles Aggressive Growth
  Fund............................    $ 12,415       $ 36,273       $ 28,149
Loomis Sayles Bond Fund...........     205,750        537,918        579,167
Loomis Sayles Global Bond
  Fund............................       5,806         15,559         21,057
Loomis Sayles Growth Fund.........       5,063         10,516         10,070
Loomis Sayles International Equity
  Fund............................      15,275         29,088         24,425
Loomis Sayles Investment Grade
  Bond Fund.......................       2,985         20,220         61,782
Loomis Sayles Research Fund.......         149          1,466          6,720
Loomis Sayles Small Cap Growth
  Fund............................      30,348         86,308         71,841
Loomis Sayles Small Cap Value
  Fund............................      37,637        110,469        165,374
Loomis Sayles U.S. Government
  Fund............................       1,393          4,455          6,114
Loomis Sayles Value Fund..........       4,956         13,809         17,365
Loomis Sayles Worldwide Fund......       1,256          3,115          3,633

   CDC IXIS Asset Management Services, Inc., ("CIS") an affiliate of Loomis Sayles, performs transfer agency services for the Funds. CIS maintains shareholder accounts and prepares and mails shareholder account statements, processes shareholder transactions, mails shareholder reports, prepares and mails distribution payments, and maintains records of Fund transactions. The Trust pays CIS for its services based on the number of open accounts.

   Custodial Arrangements. State Street Bank and Trust Company ("State Street Bank"), Boston, Massachusetts 02102, is the Trust's custodian. As such, State Street Bank holds in safekeeping certificated securities and cash belonging to the Funds and, in such capacity, is the registered owner of securities held in book entry form belonging to the Funds. Upon instruction, State Street Bank receives and delivers cash and securities of the Funds in connection with Fund transactions and collects all dividends and other distributions made with respect to Fund portfolio securities. State Street Bank also maintains certain accounts and records of the Funds and calculates the total net asset value, total net income, and net asset value per share of each Fund on a daily basis.

   Independent Accountants. The Trust's independent accountants are PricewaterhouseCoopers LLP. PricewaterhouseCoopers, LLP conducts an annual audit of the Trust's financial statements, assists in the preparation of the Funds' federal and state income tax returns. The information under the caption "Financial Highlights" included in the Prospectuses has been so included, and the financial statements incorporated by reference herein from the Funds' 2002 Annual Report have been so incorporated, in reliance on the reports of PricewaterhouseCoopers, LLP, given on the authority of said firm as experts in auditing and accounting.

   Counsel to the Funds. Ropes & Gray, located at One International Place, Boston, MA 02110, serves as counsel to the Funds.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

   In placing orders for the purchase and sale of portfolio securities for each Fund, Loomis Sayles always seeks the best price and execution. Transactions in unlisted securities are carried out through broker-dealers who make the primary market for such securities unless, in the judgment of Loomis Sayles, a more favorable price can be obtained by carrying out such transactions through other brokers or dealers.

   Loomis Sayles selects only brokers or dealers that it believes are financially responsible, will provide efficient and effective services in executing, clearing, and settling an order, and will charge commission rates that, when combined with the quality of the foregoing services, will produce best price and execution for the transaction. (Except as noted below for purposes of this discussion, the term "commission" includes disclosed markups, markdowns, commission equivalents or other fees paid to dealers in connection with riskless Principal transactions effected on the Nasdaq.) This does not necessarily mean that the lowest available brokerage commission will be paid. However, the commissions are believed to be competitive with generally prevailing rates. Loomis Sayles will use its best efforts to obtain information as to the general level of commission rates being charged by the brokerage community from time to time and will evaluate the overall reasonableness of brokerage commissions paid on transactions by reference to such data. In making such evaluation, all factors affecting liquidity and execution of the order, as well as the amount of the capital commitment by the broker in connection with the order, are taken into account. The Funds, other than the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund, will not pay a broker a commission at a higher rate than otherwise available for the same transaction in recognition of the value of research services provided by the broker or in recognition of the value of any other services provided by the broker that do not contribute to the best price and execution of the transaction.

   Receipt of research services from brokers may sometimes be a factor in selecting a broker that Loomis Sayles believes will provide best price and execution for a transaction. These research services include not only a wide variety of reports on such matters as economic and political developments, industries, companies, securities, portfolio strategy, account performance, daily prices of securities, stock and bond market conditions and projections, asset allocation, and portfolio structure, but also meetings with management representatives of issuers and with other analysts and specialists. Although it is not possible to assign an exact dollar value to these services, they may, to the extent used, tend to reduce Loomis Sayles' expenses. Such services may be used by Loomis Sayles in servicing other client accounts and in some cases may not be used with respect to the Funds. Receipt of services or products other than research from brokers is not a factor in the selection of brokers.

   Loomis Sayles International Equity Fund, and Loomis Sayles Worldwide
Fund. In placing orders for the purchase and sale of securities for the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund, Loomis Sayles follows the same policies as for the other Funds, except that Loomis Sayles may cause these Funds to pay a broker-dealer that provides brokerage and research services to Loomis Sayles an amount of commission for effecting a securities transaction for these Funds in excess of the amount another broker-dealer would have charged for effecting that transaction. Loomis Sayles must determine in good faith that such greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of that particular transaction or Loomis Sayles' overall responsibilities to the Trust and its other clients. Loomis Sayles' authority to cause these Funds to pay such greater commissions is also subject to such policies as the trustees of the Trust may adopt from time to time.

   The following tables set forth, for each of the last three fiscal years, (1) the aggregate dollar amount of brokerage commissions paid on portfolio transactions during such year, (2) the dollar amount of transactions on which brokerage commissions were paid during such year that were directed to brokers providing research services ("directed transactions") and (3) the dollar amount of commissions paid on directed transactions during such year. (Commissions shown in the tables do not include "mark-ups" on principal transactions for the periods before the fiscal year ended September 30, 2002). Funds not listed in a table did not pay brokerage commissions during the relevant year.

                     FISCAL YEAR ENDED SEPTEMBER 30, 2000

                                             (1)                      (3)
                                          AGGREGATE      (2)      COMMISSIONS
                                          BROKERAGE    DIRECTED   ON DIRECTED
 FUND                                    COMMISSIONS TRANSACTIONS TRANSACTIONS
 ----                                    ----------- ------------ ------------
 Loomis Sayles Aggressive Growth Fund... $   61,237  $ 5,702,742    $  6,384
 Loomis Sayles Growth Fund.............. $   93,403  $15,188,789    $ 14,748
 Loomis Sayles International Equity Fund $1,224,746  $21,735,306    $ 33,264
 Loomis Sayles Research Fund............ $    1,625  $   158,515    $    180
 Loomis Sayles Small Cap Growth Fund.... $   61,380  $ 3,798,622    $  5,002
 Loomis Sayles Small Cap Value Fund..... $1,171,792  $47,545,688    $110,757
 Loomis Sayles Value Fund............... $  118,809  $22,474,321    $ 37,010
 Loomis Sayles Worldwide Fund........... $   57,240  $   456,219    $    627

                     FISCAL YEAR ENDED SEPTEMBER 30, 2001

                                            (1)                       (3)
                                         AGGREGATE      (2)      COMMISSIONS ON
                                         BROKERAGE    DIRECTED      DIRECTED
 FUND                                    COMMISSION TRANSACTIONS  TRANSACTIONS
 ----                                    ---------- ------------ --------------
 Loomis Sayles Aggressive Growth Fund...  $244,720  $36,303,298     $54,898
 Loomis Sayles Growth Fund..............   114,458    9,182,053      10,337
 Loomis Sayles International Equity Fund   587,072   25,677,640      59,236
 Loomis Sayles Research Fund............     8,079      424,472         525
 Loomis Sayles Small Cap Growth Fund....   327,078   15,235,214      30,325
 Loomis Sayles Small Cap Value Fund.....   492,189   11,650,721      21,533
 Loomis Sayles Value Fund...............    98,319   16,047,823      23,564
 Loomis Sayles Worldwide Fund...........    43,442      223,469         647

                     FISCAL YEAR ENDED SEPTEMBER 30, 2002

                                            (1)        (2)           (3)
                                         AGGREGATE   DIRECTED   COMMISSIONS ON
                                         BROKERAGE  BROKERAGE      DIRECTED
 FUND                                    COMMISSION COMMISSION   TRANSACTIONS
 ----                                    ---------- ----------- --------------
 Loomis Sayles Aggressive Growth Fund... $  342,854 $36,503,062    $ 66,545
 Loomis Sayles Growth Fund..............     83,756  16,974,868      18,930
 Loomis Sayles International Equity Fund    351,942  18,317,073      41,637
 Loomis Sayles Research Fund............     59,588   8,859,062      12,943
 Loomis Sayles Small Cap Growth Fund....    932,874  52,849,760     118,368
 Loomis Sayles Small Cap Value Fund.....  1,405,593  60,690,380     174,510
 Loomis Sayles Value Fund...............     82,473   8,927,873      18,543
 Loomis Sayles Worldwide Fund...........     30,748      81,816          90

   The table below presents information regarding the securities of the Funds' regular broker-dealers that were held by the Funds as of September 30, 2002.

                                                             % OF FUND'S
       FUND                                     MARKET VALUE   ASSETS
       ----                                     ------------ -----------
       Loomis Sayles Aggressive Growth Fund
          Investment Technology Group, Inc.....  $  598,367      1.4%
       Loomis Sayles Growth Fund
          Bank of America Corp.................     292,842      1.5%
          Wells Fargo & Co.....................     400,932      2.0%
       Loomis Sayles Investment Grade Bond Fund
          Bank of America Corp.................   3,203,155      1.5%
       Loomis Sayles Research Fund
          Lehman Brothers Holdings, Inc........     164,317      1.0%
       Loomis Sayles Value Fund
          Bank of America......................   1,103,740      3.3%
          U.S. Bancorp.........................     668,880      2.0%
          Wells Fargo & Co.....................     770,560      2.3%

                           DESCRIPTION OF THE TRUST

   The Trust, registered with the SEC as a diversified open-end management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust (the "Declaration of Trust") dated February 20, 1991.

   The Declaration of Trust currently permits the trustees to issue an unlimited number of full and fractional shares of each series. Each share of each Fund represents an equal proportionate interest in such Fund with each other share of that Fund and is entitled to a proportionate interest in the dividends and distributions from that Fund. The shares of each Fund do not have any preemptive rights. Upon termination of any Fund, whether pursuant to liquidation of the Trust or otherwise, shareholders of that Fund are entitled to share pro rata in the net assets of that Fund available for distribution to shareholders. The Declaration of Trust also permits the trustees to charge shareholders directly for custodial, transfer agency, and servicing expenses.

   The assets received by each Fund for the issue or sale of its shares and all income, earnings, profits, losses, and proceeds therefrom, subject only to the rights of creditors, are allocated to, and constitute the underlying assets of, that Fund. The underlying assets are segregated and are charged with the expenses with respect to that Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust that are not readily identifiable as belonging to a particular Fund are allocated by or under the direction of the trustees in such manner as the trustees determine to be fair and equitable. While the expenses of the Trust are allocated to the separate books of account of each Fund, certain expenses may be legally chargeable against the assets of all Funds.

   The Declaration of Trust also permits the trustees, without shareholder approval, to subdivide any series of shares or Fund into various classes of shares with such dividend preferences and other rights as the trustees may designate. Shares of each Fund (other than the Loomis Sayles U.S. Government Securities Fund, the Loomis Sayles Value Fund and the Loomis Sayles Worldwide
Fund), are currently divided into two classes, designated Retail Class and Institutional Class shares. The Loomis Sayles Aggressive Growth Fund, Loomis Sayles Bond Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund, Loomis Sayles Investment Grade Bond Fund, Loomis Sayles Small Cap Growth Fund and the Loomis Sayles Small Cap Value Fund offer a third class of shares designated Admin Class shares. The trustees may also, without shareholder approval, establish one or more additional separate portfolios for investments in the Trust or merge two or more existing portfolios. Shareholders' investments in such an additional or merged portfolio would be evidenced by a separate series of shares (i.e., a new "Fund").

   The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the trustees may terminate the Trust or any Fund upon written notice to the shareholders.

VOTING RIGHTS

   Shareholders are entitled to one vote for each full share held (with fractional votes for each fractional share held) and may vote (to the extent provided in the Declaration of Trust) on the election of trustees and the termination of the Trust and on other matters submitted to the vote of shareholders.

   The Declaration of Trust provides that on any matter submitted to a vote of all Trust shareholders, all Trust shares entitled to vote shall be voted together irrespective of series or sub-series unless the rights of a particular series or sub-series would be adversely affected by the vote, in which case a separate vote of that series or sub-series shall also be required to decide the question. Also, a separate vote shall be held whenever required by the 1940 Act or any rule thereunder. Rule 18f-2 under the 1940 Act provides in effect that a class shall be deemed to be affected by a matter unless it is clear that the interests of each class in the matter are substantially identical or that the matter does not affect any interest of such class. On matters affecting an individual series, only shareholders of that series are entitled to vote. Consistent with the current position of the SEC, shareholders of all series vote together, irrespective of series, on the election of trustees and the selection of the Trust's independent accountants, but shareholders of each series vote separately on other matters requiring shareholder approval, such as certain changes in investment policies of that series or the approval of the investment advisory agreement relating to that series.

   There will normally be no meetings of shareholders for the purpose of electing trustees for the Trust, except that, in accordance with the 1940 Act,
(i) the Trust will hold a shareholders' meeting for the election of trustees at such time as less than a majority of the trustees holding office have been elected by shareholders, and (ii) if, as a result of a vacancy on the Board of Trustees, less than two-thirds of the trustees holding office have been elected by the shareholders, that vacancy may be filled only by a vote of the shareholders. In addition, trustees may be removed from office by a written consent signed by the holders of two-thirds of the outstanding shares and filed with the Trust's custodian or by a vote of the holders of two-thirds of the outstanding shares at a meeting duly called for that purpose, which meeting shall be held upon the written request of the holders of not less than 10% of the outstanding shares.

   Upon written request by the holders of shares having a net asset value constituting 1% of the outstanding shares stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a trustee, the Trust has undertaken to provide a list of shareholders or to disseminate appropriate materials (at the expense of the requesting shareholders).

   Except as set forth above, the trustees shall continue to hold office and may appoint successor trustees. Voting rights are not cumulative.

   No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust, except (i) to change the Trust's name or to cure technical problems in the Declaration of Trust and
(ii) to establish, change, or eliminate the par value of any shares (currently all shares have no par value).

SHAREHOLDER AND TRUSTEE LIABILITY

   Under Massachusetts law shareholders could, under certain circumstances, be held personally liable for the obligations of the Fund of which they are shareholders. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of each Fund and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Fund itself would be unable to meet its obligations.

   The Declaration of Trust further provides that the trustees will not be liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a trustee against any liability to which the trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office. The By-Laws of the Trust provide for indemnification by the Trust of the trustees and officers of the Trust except with respect to any matter as to which any such person did not act in good faith in the reasonable belief that such action was in or not opposed to the best interests of the Trust. No officer or trustee may be indemnified against any liability to the Trust or the Trust's shareholders to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office.

HOW TO BUY SHARES

   The procedures for purchasing shares of each Fund are summarized in its Prospectus under "General Information--How to Purchase Shares."

NET ASSET VALUE

   The net asset value ("NAV") of the shares of each Fund is determined by dividing that Fund's total net assets (the excess of its assets over its liabilities) by the total number of shares of the Fund outstanding and rounding to the nearest cent. Such determination is made as of the close of regular trading on the New York Stock Exchange ("NYSE") (generally 4:00 p.m. Eastern time) on each day on which that Exchange is open for unrestricted trading, and no less frequently than once daily on each day during which there is sufficient trading in a Fund's portfolio securities that the value of such Fund's shares might be materially affected. During the 12 months following the date of this Statement of Additional Information, the NYSE is expected to be closed on the following weekdays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Debt securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the most recent bid prices in the principal market in which such securities are normally traded. Equity securities for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the pricing committee and approved by the Board of Trustees. Such pricing services generally use the security's last sale price on the exchange or market where primarily traded or, if there is no reported sale during the day, at the closing bid price. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. Short-term securities with a remaining maturity of 60 days or less are valued at amortized cost, which approximates fair value. Securities for which market quotations are not readily available (including restricted securities, if any) are fair valued in good faith using consistently applied procedures under the general supervision of the Board of Trustees. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the New York Stock Exchange) are believed to materially affect the value of those securities, such securities are valued at their fair value taking such events into account.

                             SHAREHOLDER SERVICES

OPEN ACCOUNTS

   A shareholder's investment in each Fund is automatically credited to an open account maintained for the shareholder by State Street Bank. Following each transaction in the account, a shareholder will receive an account statement disclosing the current balance of shares owned and the details of recent transactions in the account. After the close of each fiscal year, the shareholder servicing agent will send each shareholder a statement providing federal tax information on dividends and distributions paid to the shareholder during the year. This should be retained as a permanent record. Shareholders will be charged a fee for duplicate information.

   The open account system permits the purchase of full and fractional shares and, by making the issuance and delivery of certificates representing shares unnecessary, eliminates the problems of handling and safekeeping certificates, and the cost and inconvenience of replacing lost, stolen, mutilated, or destroyed certificates.

   The costs of maintaining the open account system are borne by the Trust, and no direct charges are made to shareholders. Although the Trust has no present intention of making such direct charges to shareholders, it reserves the right to do so. Shareholders will receive notice before any such charges are made.

SYSTEMATIC WITHDRAWAL PLAN

   A Systematic Withdrawal Plan, referred to in the Prospectus under "General Information--How to Redeem Shares," provides for monthly, quarterly, semiannual, or annual withdrawal payments of $50 or more from the account of an eligible shareholder, as provided in the Prospectus, provided that the account has a value of at least $25,000 at the time the plan is established.

   Payments will be made either to the shareholder or to any other person designated by the shareholder. If payments are issued to an individual other than the registered owner(s), a signature guarantee will be required on the Plan application. All shares in an account that is subject to a Systematic Withdrawal Plan must be held in an open account rather than in certificated form. Income dividends and capital gain distributions will be reinvested at the net asset value determined as of the close of regular trading on the New York Stock Exchange on the record date for the dividend or distribution.

   Since withdrawal payments represent proceeds from liquidation of shares, the shareholder should recognize that withdrawals may reduce and possibly exhaust the value of the account, particularly in the event of a decline in net asset value. Accordingly, the shareholder should consider whether a Systematic Withdrawal Plan and the specified amounts to be withdrawn are appropriate under the circumstances. The Fund makes no recommendations or representations in this regard. It may be appropriate for the shareholder to consult a tax adviser before establishing such a plan. See "Redemptions" and "Taxes" below for certain information regarding federal income taxes.

EXCHANGE PRIVILEGE

   Shareholders may redeem their shares of any Fund and have the proceeds applied on the same day to purchase shares of the same class of any other Fund or of certain money market funds advised by CDC IXIS Asset Management North America, L.P., an affiliate of Loomis Sayles, as long as the investment minimum of the Fund into which the exchange is made is met.

   Exchanges may be effected by (1) making a telephone request by calling 800-626-9390, provided that a special authorization form is on file with Loomis Sayles Funds or (2) sending a written exchange request to Loomis Sayles Funds accompanied by an account application for the appropriate Fund. The Trust reserves the right to modify this exchange privilege without prior notice. An exchange constitutes a sale of shares for federal income tax purposes on which the investor may realize a capital gain or loss.

IRAS

   IRAs may be established under a prototype plan made available by Loomis Sayles. These plans may be funded with shares of any Fund.

   All income dividends and capital gain distributions of plan participants must be reinvested. Plan documents and further information can be obtained from Loomis Sayles.

   Check with your financial or tax adviser as to the suitability of Fund shares for your retirement plan.

REDEMPTIONS

   The procedures for redemption of each Funds shares are summarized in the Prospectuses under "General Information--How to Redeem Shares."

   Except as noted below, signatures on redemption requests must be guaranteed by commercial banks, trust companies, savings associations, credit unions, or brokerage firms that are members of domestic securities exchanges. Signature guarantees by notaries public are not acceptable. However, as noted in the Prospectuses, a signature guarantee will not be required if the proceeds of the redemption do not exceed $50,000 and the proceeds check is made payable to the registered owner(s) and mailed to the record address for an account whose account registration has not changed in the past 30 days.

   If a shareholder selects the telephone redemption service in the manner described in the next paragraph, Fund shares may be redeemed by making a telephone call directly to Loomis Sayles Funds at 800-626-9390. When a telephone redemption request is received, the proceeds are wired to the bank account previously chosen by the shareholder and a nominal wire fee (currently $5.00) is deducted. Telephone redemption requests must be received by Loomis Sayles Funds prior to the close of regular trading on the NYSE on a day when the Exchange is open for business. Requests made after that time or on a day when the NYSE is not open for business cannot be accepted by Loomis Sayles, and a new request will be necessary.

   In order to redeem shares by telephone, a shareholder either must select this service when completing the Fund application or must do so subsequently in writing. When selecting the service, a shareholder must designate a bank account to which the redemption proceeds should be wired. Any change in the bank account so designated must be made by furnishing to Loomis Sayles Funds a written request with a signature guarantee. Telephone redemptions may be made only if an investor's bank is a member of the Federal Reserve System or has a correspondent bank that is a member of the System. If the account is with a savings bank, it must have only one correspondent bank that is a member of the System. The Trust, Loomis Sayles Funds, Loomis Sayles Distributors, L.P., State Street Bank, and their affiliates are not responsible for the authenticity of withdrawal instructions received by telephone.

   The redemption price will be the NAV per share next determined after the redemption request and any necessary special documentation are received by Loomis Sayles Funds in proper form. Proceeds resulting from a written redemption request will normally be mailed to the shareholder within seven days after receipt of a request in good order. Telephonic redemption proceeds will normally be wired on the first business day following receipt of a proper redemption request. In those cases where a shareholder has recently purchased shares by check and the check was received less than fifteen days prior to the redemption request, the Fund may withhold redemption proceeds until the check has cleared.

   Each Fund will normally redeem shares for cash; however, each Fund reserves the right to pay the redemption price wholly or partly in kind. If portfolio securities are distributed in lieu of cash, the shareholder will normally incur brokerage commissions upon subsequent disposition of any such securities. However, the Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash for any shareholder during any 90-day period up to the lesser of $250,000 or 1% of the total NAV of the Trust at the beginning of such period.

   A redemption constitutes a sale of the shares for federal income tax purposes on which the investor may realize a long-term or short-term capital gain or loss. See "Taxes."

OTHER

   The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders; such brokers are authorized to designate intermediaries to accept purchase and redemption orders on the Fund's behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee accepts the order. The broker's customers will receive the Funds' NAV next computed after an order is accepted by an authorized broker or the broker's authorized designee.

                                     TAXES

   As described in the Prospectuses under "Dividends and Distributions," it is the policy of each Fund to pay its shareholder each year, as dividends, substantially all net investment income and to distribute annually all net capital gains (that is, the excess of net long-term capital gains over net short-term capital losses), if any, after offsetting any capital loss carryovers.

   Investment income dividends and capital gain distributions are payable in full and fractional shares of the particular Fund based upon the net asset value determined as of the close of regular trading on the NYSE on the record date for each dividend or distribution. Shareholders, however, may elect to receive their income dividends or capital gain distributions, or both, in cash. The election may be made at any time by submitting a written request directly to the shareholder servicing agent (BFDS). In order for a change to be in effect for any dividend or distribution, it must be received by the shareholder servicing agent on or before the record date for such dividend or distribution.

   As required by federal law, detailed federal tax information will be furnished to each shareholder for each calendar year on or before January 31 of the succeeding year.

   The Internal Revenue Service ("IRS") requires any Fund to withhold ("backup withholding") a portion of any redemption proceeds and of any investment income dividends and capital gain distributions in the following situations:

  . if the shareholder does not provide a correct taxpayer identification number to the Fund;

  . if the IRS notifies the Fund that the shareholder has under-reported income in the past and thus is subject to backup withholding; or

  . if the shareholder fails to certify to the Fund that the shareholder is not subject to such backup withholding.

   The backup withholding rate is (i) 30% for amounts paid during 2003, (ii) 29% for amounts paid during 2004 and 2005, and (iii) 28% for amounts paid during 2006 through 2010. The backup withholding rate reductions will expire and the backup withholding rate will be 31% for amounts paid after December 31, 2010, unless Congress enacts tax legislation providing otherwise.

   Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In order to qualify as such and to qualify for the favorable tax treatment accorded regulated investment companies and their shareholders, each Fund must, among other things, (i) derive at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (ii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income, (that is, generally, its taxable income exclusive of net capital gain) and its tax-exempt income; and (iii) diversify its holdings so that at the end of each quarter of its taxable year (a) at least 50% of the value of its assets is invested in cash, U.S. Government securities, securities of other regulated investment companies, and other securities of issuers that represent, with respect to each issuer, no more than 5% of the value of the Fund's assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of its assets is invested in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades and businesses. To the extent it qualifies for treatment as a regulated investment company, a Fund will not be subject to federal income tax on income paid to its shareholders in the form of dividends or capital gain distributions.

   An excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund's "required distribution" over its actual distributions in any calendar year. Generally, the "required distribution" is 98% of the Fund's ordinary income for the calendar year plus 98% of its capital gain net income recognized during the one-year period ending on October 31 (or December 31, if the Fund so elects) plus undistributed amounts from prior years. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax. Distributions declared by a Fund during October, November, or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal income tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which they were declared.

   Shareholders of each Fund will be subject to federal income taxes on distributions made by the Fund whether received in cash or additional shares of the Fund. Distributions by each Fund of investment company taxable income will be taxable to shareholders as ordinary income. Distributions designated by a Fund as deriving from net capital gain will be taxable to shareholders as long-term capital gains, without regard to how long the shareholder has held shares of the Fund. Long-term capital gains will generally be taxed at a federal income tax rate of 20% to shareholders who are individuals. However, for taxable years beginning after December 31, 2000, the maximum long-term capital gain tax rates for capital assets (including Fund shares) held by a non-corporate shareholder for more than 5 years will be 8% and 18% (rather than 10% and 20%). The 18% rate applies only to assets the holding period for which begins after December 31, 2000 (including by way of an election to mark the asset to the market, and to pay the tax on any gain thereon, as of January 2,
2001).

   Dividends and distributions on a Fund's shares are generally subject to federal income tax as described herein to the extent they do not exceed the Fund's realized income and gains, even though such dividends and distributions may economically represent a return of a particular shareholder's investment. Such distributions are likely to occur for shares purchased at a time when a Fund's net asset value reflects gains that are either unrealized or realized but not distributed. Such realized gains may be required to be distributed even when a Fund's net asset value also reflects unrealized losses.

   The Loomis Sayles Global Bond Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund each may be eligible to make an election under Section 853 of the Code so that its shareholders will be able to claim a credit or deduction on their income tax returns for, and will be required to treat as part of the amounts distributed to them, their pro rata portion of qualified taxes paid by the relevant Fund to foreign countries. The ability of shareholders of the Fund to claim a foreign tax credit is subject to certain limitations imposed by Section 904 of the Code, which in general limits the amount of foreign tax that may be used to reduce a shareholder's U.S. tax liability to that amount of U.S. tax that would be imposed on the amount and type of income for which the foreign tax was paid. In addition, a shareholder must hold shares of the Fund (without protection from risk of loss) on the ex-dividend date and for at least 16 days during the 30-day period beginning on the date that is 15 days before the ex-dividend date in order to be eligible to claim a foreign credit for his or her share of these foreign taxes. A shareholder who for U.S. income tax purposes claims a foreign tax credit in respect of Fund distributions may not claim a deduction for foreign taxes paid by the Fund, regardless of whether the shareholder itemizes deductions. Also, under Section 63 of the Code, no deduction for foreign taxes may be claimed by shareholders who do not itemize deductions on their federal income tax returns. It should also be noted that a tax-exempt shareholder, like other shareholders, will be required to treat as part of the amounts distributed to it a pro rata portion of the income taxes paid by the Fund to foreign countries. However, that income will generally be exempt from United States taxation by virtue of such shareholder's tax-exempt status, and such a shareholder will not be entitled to either a tax credit or a deduction with respect to such income. The Loomis Sayles Global Bond Fund, the Loomis Sayles International Equity Fund, and the Loomis Sayles Worldwide Fund will notify shareholders each year of the amount of dividends and distributions and the shareholder's pro rata share of qualified taxes paid by each such Fund to foreign countries.

   Each Fund's transactions, if any, in foreign currencies are likely to result in a difference between the Fund's book income and taxable income. This difference may cause a portion of the Fund's income distributions to constitute a return of capital for tax purposes, or it may require the Fund to make distributions exceeding book income to avoid excise tax liability and to qualify as a regulated investment company.

   Investment by a Fund in a "passive foreign investment company" could subject the Fund to U.S. federal income tax or other charge on the proceeds from the sale of its investment in such a company; however, this tax can be avoided by making an election to mark such investment to market annually or to treat the passive foreign investment company as a "qualified electing fund."

   If a Fund engages in hedging transactions, including hedging transactions in options, futures contracts, and straddles, or other similar transactions, it will be subject to special tax rules (including constructive sale, mark-to-market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund's securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders. Each Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interests of the Fund.

   A Fund's investment in securities issued at a discount and certain other obligations will (and investments in securities purchased at a discount may) require the Fund to accrue and distribute income not yet received. In such cases, a Fund may be required to sell assets (including when it is not otherwise advantageous to do so) to generate the cash necessary to distribute as dividends to its shareholders the requisite amount of its investment company taxable income and net capital gains to eliminate any tax liability at the Fund level.

   Generally, a Fund may designate dividends eligible for the dividends-received deduction only to the extent that such dividends are derived from dividends paid to the Fund with respect to which the Fund could have taken the dividends-received deduction if it had been a regular corporation. The dividends-received deduction is not available to non-corporate shareholders, Subchapter S corporations, or corporations that do not hold their shares for at least 46 days during the 90-day period beginning on the date that is 45 days before the ex-dividend date. The dividends-received deduction also is not available with respect to dividends derived from a Fund's investment in foreign securities or REITs.

   Redemptions, sales and exchanges of each Fund's shares are taxable events, and, accordingly, shareholders may realize gains or losses on such disposition. In general, any gain realized upon a taxable disposition of shares will be treated as long-term capital gain if the shares have been held for more than one year. Otherwise, the gain on the disposition of Fund shares will be treated as short-term capital gain. However, if a shareholder sells Fund shares at a loss within six months after purchasing the shares, the loss will be treated as a long-term capital loss to the extent of any long-term capital gain distributions received by the shareholder. Furthermore, no loss will be allowed on the sale of Fund shares to the extent the shareholder acquired other shares of the same Fund within 30 days prior to the sale of the loss shares or 30 days after such sale.

   Non-U.S. shareholders should consult their tax advisers concerning the tax consequences of ownership of shares of a Fund. Distributions to such shareholders may be subject to a 30% United States withholding tax (or a reduced rate of withholding provided by treaty). In addition, redemption proceeds and distributions of investment company taxable income and of net capital gains may be subject to backup withholding (as described above) unless certain conditions are met, as discussed above. In order for a foreign shareholder to qualify for exemption from back-up withholding under income tax treaties, the shareholder must comply with specific certification and filing requirements. Foreign shareholders should consult their tax advisers with respect to the potential application of these new regulations.

   The Bush Administration has announced a proposal to reduce or eliminate the tax on dividends; however, many of the details of the proposal (including how the proposal would apply to dividends paid by a regulated investment company) have not been specified. Moreover, the prospects for this proposal are unclear. Accordingly, it is not possible to evaluate how this proposal might affect the tax discussion above.

   The foregoing discussion relates solely to U.S. federal income tax law, based on the applicable provisions of the Code and regulations currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations, which are subject to change by legislative or administrative action. Shareholders are urged to consult their tax advisers regarding specific questions as to federal, state, foreign, or local taxes.-

                             FINANCIAL STATEMENTS

   The financial statements and financial highlights of each Fund included in the Trust's 2002 Annual Report, filed with the SEC on November 27, 2002, are incorporated by reference to such Report.

                     CALCULATION OF YIELD AND TOTAL RETURN

   Yield. Yield with respect to a Fund will be computed by dividing the Fund's net investment income per share for a recent 30-day period by the maximum offering price per share (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend-paying portfolio securities. The Funds' yields will vary from time to time depending upon market conditions, the composition of the Funds' portfolios and operating expenses of the Trust allocated to each Fund. These factors, and possible differences in the methods used in calculating yield, should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of the Fund.

   At any time in the future, yields may be higher or lower than past yields, and there can be no assurance that any historical results will continue.

   Investors in the Funds are specifically advised that the NAV per share of each Fund may vary, just as yields for each Fund may vary. An investor's focus on yield to the exclusion of the consideration of the value of shares of a Fund may result in the investor's misunderstanding the total return he or she may derive from that Fund.

   Total Return. Total Return with respect to a Fund is a measure of the change in value of an investment in such Fund over the period covered and assumes that any dividends or capital gain distributions are reinvested immediately, rather than paid to the investor in cash. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased through a hypothetical $1,000 investment in the Fund all additional shares that would have been purchased if all dividends and distributions paid or distributed during the period had been immediately reinvested; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the NAV per share on the last trading day of the period; (3) assuming redemption at the end of the period; and (4) dividing the resulting account value by the initial $1,000 investment.

                            PERFORMANCE COMPARISONS

   Yield and Total Return. Each Fund may from time to time include its total return information in advertisements or in information furnished to present or prospective shareholders. Each of the Loomis Sayles Bond, Loomis Sayles Global Bond, Loomis Sayles High Income, Loomis Sayles Intermediate Maturity Bond, Loomis Sayles Investment Grade Bond and Loomis Sayles U.S. Government Securities Funds may from time to time include the yield and/or total return of its shares in advertisements or information furnished to present or prospective shareholders. Each Fund may from time to time include in advertisements or information furnished to present or prospective shareholders (i) the ranking of performance figures relative to such figures for groups of mutual funds categorized by Lipper Analytical Services, Inc. or Standard & Poor's Micropal, Inc. as having similar investment objectives, (ii) the rating assigned to the Fund by Morningstar, Inc. based on the Fund's risk-adjusted or straight performance relative to other mutual funds in its broad investment class, and/or (iii) the ranking of performance figures relative to such figures for mutual funds in its general investment category as determined by CDA/Weisenberger's Management Results.

   Volatility. Each Fund may quote various measures of its volatility and benchmark correlation. In addition, a Fund may compare these measures to those of other funds and indices. Measures of volatility seek to compare a Fund's historical share price fluctuations or total returns to those of a benchmark. Measures of benchmark correlation indicate the extent to which a Fund's returns change in ways similar to those of the benchmark. All measures of volatility and correlation are calculated using averages of historical data. Each Fund may utilize charts and graphs to present its volatility and average annual total return. Each Fund may also discuss or illustrate examples of interest rate sensitivity.

   Lipper Analytical Services, Inc. distributes mutual fund rankings monthly. The rankings are based on total return performance calculated by Lipper, generally reflecting changes in net asset value adjusted for reinvestment of capital gains and income dividends. They do not reflect deduction of any sales charges. Lipper rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Lipper classifies mutual funds by investment objective and asset category.

   Standard & Poor's Micropal, Inc. distributes mutual fund rankings weekly and monthly. The rankings are based upon performance calculated by Standard & Poor's Micropal, generally reflecting changes in net asset value that can be adjusted for the reinvestment of capital gains and dividends. If deemed appropriate by the user, performance can also reflect deductions for sales charges. Standard & Poor's Micropal rankings cover a variety of performance periods, including, but not limited to, year-to-date, 1-year, 5-year, and 10-year performance. Standard & Poor's Micropal classifies mutual funds by investment objective and asset category.

   Morningstar, Inc. distributes mutual fund ratings monthly. The ratings are divided into five groups: highest, above average, neutral, below average, and lowest. They represent a fund's historical risk/reward ratio relative to other funds in its broad investment class as determined by Morningstar, Inc. Morningstar ratings cover a variety of performance periods, including 3-year, 5-year, 10-year, and overall performance. The performance factor for the overall rating is a weighted-average return performance (if available) reflecting deduction of expenses and sales charges. Performance is adjusted using quantitative techniques to reflect the risk profile of the fund. The ratings are derived from a purely quantitative system that does not utilize the subjective criteria customarily employed by rating agencies such as Standard & Poor's and Moody's Investors Service, Inc.

   Standard & Poor's Select Funds are funds selected by Standard & Poor's that have demonstrated above-average absolute and volatility-adjusted returns relative to funds with the same investment style, along with having investment management attributes that are consistent with the fund's investment style. Select Fund designation is based on a six-month moving average of three years of absolute and volatility-adjusted performance. A Select Fund designation does not address the market risk, credit risk, or counterparty risk of a fund, nor does it address a fund's suitability as a counterparty or obligor.

   Value Line Investment Survey is an investment advisory service that ranks approximately 1,700 stocks for "timeliness" and safety. Using a computerized model based on earnings momentum, Value Line projects which stocks will have the best or worst relative price performance over the next 6 to 12 months. In addition, each stock is assigned a risk rating, which identifies the volatility of a stock's price behavior relative to the market average. The service also ranks all major industry groups for timeliness.

   CDA/Weisenberger's Management Results publishes mutual fund rankings and is distributed monthly. The rankings are based entirely on total return calculated by Weisenberger for periods such as year-to-date, 1-year, 3-year, 5-year, and 10-year. Mutual funds are ranked in general categories (e.g., international bond, international equity, municipal bond, and maximum capital gain). Weisenberger rankings do not reflect deduction of sales charges or fees.

   Performance information may also be used to compare the performance of the Fund to certain widely acknowledged standards or indices for stock and bond market performance, such as those listed below.

   Consumer Price Index. The Consumer Price Index, published by the U.S. Bureau of Labor Statistics, is a statistical measure of changes, over time, in the prices of goods and services in major expenditure groups.

   Dow Jones Industrial Average. The Dow Jones Industrial Average is a market value-weighted and unmanaged index of 30 large industrial stocks.

   Lehman Brothers Government/Credit Bond Index. The Lehman Brothers Government/Credit Index is an index of publicly issued U.S. Treasury obligations, debt obligations of U.S. government agencies (excluding mortgage-backed securities), fixed-rate, non-convertible, investment-grade corporate debt securities, and U.S. dollar-denominated, SEC-registered non-convertible debt issued by foreign governmental entities or international agencies used as a general measure of the performance of fixed-income securities.

   Lehman Brothers Government/Credit Intermediate Index. The Lehman Brothers Government/Credit Intermediate Index consists of those bonds held within the Lehman Brothers Government/Credit Bond Index that have an average maturity of 1-10 years.

   Lehman Brothers 1-3 Year Government Index. The Index consists of fixed rate debt issues of the U.S. government or its agencies rated investment grade or higher with at least one year maturity and an outstanding par value of at least $100 million for U.S. government issues.

   Lehman Brothers 1-3 Year Government/Credit Index. The Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities of between one and three years.

   Lehman Brothers Government Index. The Lehman Brothers Government Index is composed of all publicly issued, non-convertible, domestic debt of the U.S. government or any of its agencies or quasi-federal corporations, or corporate debt guaranteed by the U.S. government.

   Morgan Stanley Capital International Emerging Market Index. The Morgan Stanley Capital International Emerging Markets Index is an index that tracks the performance of stocks of issuers from approximately 26 emerging market countries.

   Morgan Stanley Capital International World Index. The Morgan Stanley Capital International World Index is a market-capitalization weighted index that tracks the performance of stocks of issuers from approximately 23 developed market countries.

   MSCI-EAFE Index. The MSCI-EAFE Index contains over 1,000 stocks from 20 different countries with Japan (approximately 50%), the United Kingdom, France, and Germany being the most heavily weighted.

   MSCI-EAFE ex-Japan Index. The MSCI-EAFE ex-Japan Index consists of all stocks contained in the MSCI-EAFE Index, other than stocks from Japan.

   Merrill Lynch High Yield Master Index. The Merrill Lynch High Yield Master Index consists of fixed-rate, coupon-bearing bonds with an outstanding par that is greater than or equal to $50 million, a maturity range greater than or equal to one year, and a rating of less than BBB/Baa3 but not in default.

   Russell 2000 Index. The Russell 2000 Index is comprised of the 2,000 smallest companies included in the Russell 3000 Index, which represents approximately 98% of the investable U.S. equity market.

   Russell 2000 Growth Index. The Russell 2000 Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

   Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

   Russell Mid-Cap Growth Index. The Russell Mid-Cap Growth Index is a market capitalization weighted index of medium capitalization stocks determined by Russell to be growth stocks as measured by their price-to-book ratios and forecasted growth values.

   Salomon Brothers World Government Bond Index. The Salomon Brothers World Government Bond Index includes a broad range of institutionally traded fixed-rate government securities issued by the national governments of 17 countries, including the United States. The index generally excludes floating-or variable-rate bonds, securities aimed principally at non-institutional investors (such as U.S. Savings Bonds), and private-placement type securities.

   Standard & Poor's/Barra Growth Index. The Standard & Poor's/Barra Growth Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the highest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

   Standard & Poor's/Barra Value Index. The Standard & Poor's/Barra Value Index is constructed by ranking the securities in the S&P 500 by price-to-book ratio and including the securities with the lowest price-to-book ratios that represent approximately half of the market capitalization of the S&P 500.

   Standard & Poor's ("S&P") Mid-Cap 400 Index. The S&P Mid-Cap 400 Index consists of 400 domestic stocks with market capitalizations between $200 million and $5 billion that are chosen for market size, liquidity, and industry group representation. It is market-weighted (stock price times shares outstanding) with each stock affecting the index in proportion to its value. The index is comprised of industrial, utility, financial, and transportation stocks, in size order.

   Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"). The S&P 500 is a market value-weighted and unmanaged index showing the changes in the aggregate market value of 500 stocks relative to the base period 1941-43. The S&P 500 is composed almost entirely of common stocks of companies listed on the New York Stock Exchange, although the common stocks of a few companies listed on the American Stock Exchange or traded over-the-counter are included. The 500 companies represented include 400 industrial, 60 transportation, and 40 financial services concerns. The S&P 500 represents about 80% of the market value of all issues traded on the New York Stock Exchange. The S&P 500 is the most common index for the overall U.S. stock market.

   From time to time, articles about the Funds regarding performance, rankings, and other characteristics of the Funds may appear in publications including, but not limited to, the publications included in Appendix A. In particular, some or all of these publications may publish their own rankings or performance reviews of mutual funds, including the Funds. References to or reprints of such articles may be used in the Funds' promotional literature. References to articles regarding personnel of Loomis Sayles who have portfolio management responsibility may also be used in the Funds' promotional literature. For additional information about the Funds' advertising and promotional literature, see Appendix B.

                              INSTITUTIONAL CLASS

                               PERFORMANCE DATA*

   The manner in which total return and yield of the Funds will be calculated for public use is described above. The table summarizes the calculation of total return and yield for Institutional Class shares of the Funds, where applicable, (i) for the one-year period ended September 30, 2002, (ii) for the three-year period ended September 30, 2002, (iii) for the five-year period ended September 30, 2002, (iv) for the ten-year period ended September 30, 2002 and (v) from inception through September 30, 2002.

                                                      AVERAGE ANNUAL TOTAL RETURN
                                             --------------------------------------------
                                                      FOR THE
                                             FOR THE  THREE-   FOR THE  FOR THE
                                    CURRENT  ONE-YEAR  YEAR   FIVE-YEAR TEN-YEAR   FROM
                                      SEC     PERIOD  PERIOD   PERIOD    PERIOD  INCEPTION
                                    YIELD AT  ENDED    ENDED    ENDED    ENDED    THROUGH
FUND                                9/30/02  9/30/02  9/30/02  9/30/02  9/30/02   9/30/02
----                                -------- -------- ------- --------- -------- ---------
Loomis Sayles Aggressive Growth
  Fund.............................    N/A    -21.09% -17.35%   -0.05%     N/A      4.01%
Loomis Sayles Bond Fund............   7.73%     7.51%   4.80%    4.29%    9.05%     9.93%
Loomis Sayles Global Bond Fund.....   5.35%    14.44%   5.40%    5.49%    7.42%     8.08%
Loomis Sayles Growth Fund..........    N/A    -11.35% -14.06%   -5.63%    6.04%     6.46%
Loomis Sayles International Equity
  Fund.............................    N/A    -18.68% -10.52%   -4.19%    3.82%     3.82%
Loomis Sayles Investment Grade Bond
  Fund.............................   6.08%     7.22%   7.65%    6.18%     N/A      7.58%
Loomis Sayles Research Fund........    N/A    -16.55%    N/A      N/A      N/A    -22.54%
Loomis Sayles Small Cap Growth
  Fund.............................    N/A    -28.09% -26.09%  -10.69%     N/A     -5.71%
Loomis Sayles Small Cap Value Fund.    N/A     -2.59%   6.88%    2.38%   12.93%    13.49%
Loomis Sayles U.S. Government
  Securities Fund..................   3.79%    12.42%  11.44%    8.85%    8.44%     9.47%
Loomis Sayles Value Fund...........    N/A    -17.20%  -7.27%   -3.57%    7.94%     8.05%
Loomis Sayles Worldwide Fund.......    N/A     -2.95%   6.51%    4.88%     N/A      7.14%

-----------------
* Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:

                                                      AVERAGE ANNUAL TOTAL RETURN
                                                      WITHOUT EXPENSE LIMITATION
                                            ----------------------------------------------
                                                     FOR THE
                                            FOR THE  THREE-   FOR THE  FOR THE
                                   CURRENT  ONE-YEAR  YEAR   FIVE-YEAR TEN-YEAR    FROM
                                     SEC     PERIOD  PERIOD   PERIOD    PERIOD  INCEPTION**
                                   YIELD AT  ENDED    ENDED    ENDED    ENDED     THROUGH
FUND                               9/30/02  9/30/02  9/30/02  9/30/02  9/30/02    9/30/02
----                               -------- -------- ------- --------- -------- -----------
Loomis Sayles Aggressive Growth
  Fund............................    N/A    -21.34% -17.50%   -3.70%     N/A       0.70%
Loomis Sayles Bond Fund...........   7.66%     7.47%   4.78%    4.27%    8.98%      9.79%
Loomis Sayles Global Bond Fund....   5.19%    14.25%   5.20%    5.20%    7.11%      7.56%
Loomis Sayles Growth Fund.........    N/A    -11.76% -14.35%   -5.94%    5.87%      6.29%
Loomis Sayles International Equity
  Fund............................    N/A    -19.03% -10.58%   -4.33%    3.61%      3.43%
Loomis Sayles Investment Grade
  Bond Fund.......................   5.11%     6.60%   6.17%    2.28%     N/A       4.14%
Loomis Sayles Research Fund.......    N/A    -17.03%    N/A      N/A      N/A     -26.42%
Loomis Sayles Small Cap Growth
  Fund............................    N/A    -28.14% -26.11%  -11.82%     N/A      -6.74%
Loomis Sayles Small Cap Value
  Fund............................    N/A     -2.61%   6.87%    2.38%   12.91%     13.38%
Loomis Sayles U.S. Government
  Securities Fund.................   2.97%    11.68%  10.63%    8.04%    7.82%      8.78%
Loomis Sayles Value Fund..........    N/A    -17.24%  -7.33%   -3.61%    7.84%      7.86%
Loomis Sayles Worldwide Fund......    N/A     -4.34%   4.89%    2.50%     N/A       4.74%

-----------------
** Inception Dates:

        Loomis Sayles Aggressive Growth Fund......... December 31, 1996
        Loomis Sayles Bond Fund...................... May 16, 1991
        Loomis Sayles Global Bond.................... May 10, 1991
        Loomis Sayles Growth Fund.................... May 16, 1991
        Loomis Sayles International Equity Fund...... May 10, 1991
        Loomis Sayles Investment Grade Bond Fund..... December 31, 1996
        Loomis Sayles Research Fund.................. July 31, 2000
        Loomis Sayles Small Cap Growth Fund.......... December 31, 1996
        Loomis Sayles Small Cap Value Fund........... May 13, 1991
        Loomis Sayles U.S. Government Securities Fund May 21, 1991
        Loomis Sayles Value Fund..................... May 13, 1991
        Loomis Sayles Worldwide Fund................. May 1, 1996

                                 RETAIL CLASS

                               PERFORMANCE DATA*

   The manner in which total return and yield of the Funds will be calculated for public use is described above. This table summarizes the calculation of total return and yield for Retail Class shares of the Funds, where applicable,
(i) for the one-year period ended September 30, 2002, (ii) for the three-year period ended September 30, 2002, (iii) for the five-year period ended September 30, 2002, and (iv) since inception through September 30, 2002.

                                                       AVERAGE ANNUAL TOTAL RETURN
                                     --------------------------------------------------------------
                            CURRENT    FOR THE      FOR THE      FOR THE      FOR THE       FROM
                              SEC      ONE-YEAR    THREE-YEAR   FIVE-YEAR     TEN-YEAR   INCEPTION**
                            YIELD AT PERIOD ENDED PERIOD ENDED PERIOD ENDED PERIOD ENDED   THROUGH
FUND                        9/30/02    9/30/02      9/30/02      9/30/02      9/30/02      9/30/02
----                        -------- ------------ ------------ ------------ ------------ -----------
Loomis Sayles Aggressive
  Growth Fund..............    N/A      -21.33%      -17.60%       -0.36%        N/A         3.72%
Loomis Sayles Bond
  Fund(a)..................   7.47%       7.25%        4.55%        4.02%       8.78%        9.66%
Loomis Sayles Global Bond
  Fund(a)..................   5.14%      14.10%        5.15%        5.21%       7.27%        7.95%
Loomis Sayles Growth
  Fund(a)..................    N/A      -11.41%      -14.19%       -5.82%       5.92%        6.35%
Loomis Sayles International
  Equity Fund(a)...........    N/A      -18.79%      -10.79%       -4.47%       3.65%        3.66%
Loomis Sayles Investment
  Grade Bond Fund(a).......   5.85%       7.00%        7.43%        5.93%        N/A         7.33%
Loomis Sayles Research
  Fund(a)..................    N/A      -16.86%         N/A          N/A         N/A       -22.78%
Loomis Sayles Small Cap
  Growth Fund..............    N/A      -28.21%      -26.29%      -10.93%        N/A         5.94%
Loomis Sayles Small Cap
  Value Fund(a)............    N/A       -2.79%        6.64%        2.11%      12.76%       13.34%

-----------------
* Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:
(a) Performance for the Retail Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Retail Class shares.

                                                           AVERAGE ANNUAL RETURN
                                                        WITHOUT EXPENSE LIMITATION
                                      -------------------------------------------------------------
                            CURRENT     FOR THE      FOR THE      FOR THE      FOR THE       FROM
                              SEC       ONE-YEAR    THREE-YEAR   FIVE-YEAR     TEN-YEAR   INCEPTION**
                            YIELD AT  PERIOD ENDED PERIOD ENDED PERIOD ENDED PERIOD ENDED   THROUGH
                            9/30/02    AT 9/30/02   AT 9/30/02   AT 9/30/02   AT 9/30/02    9/30/02
                            --------  ------------ ------------ ------------ ------------ -----------
Loomis Sayles Aggressive
 Growth....................     N/A      -21.48%      -17.72%      -21.82         N/A        -16.00%
Loomis Sayles Bond(a)......    7.28%       7.10%        4.43%        3.89%       8.68%         9.52%
Loomis Sayles Global
 Bond(a)...................    4.84%      13.74%        4.80%        4.48%       6.81%         7.32%
Loomis Sayles Growth(a)....     N/A      -15.04%      -16.94%      -11.84%       2.47%         3.31%
Loomis Sayles International
 Equity(a).................     N/A      -19.96%      -11.57%      -13.09%      -1.30%        -0.97%
Loomis Sayles Investment
 Grade Bond Fund(a)........ -147.70%+   -197.15%+    -197.15%+    -197.15%+       N/A       -197.15%+
Loomis Sayles Research
 Fund(a)...................     N/A+    -193.78+         N/A+         N/A         N/A       -193.78
Loomis Sayles Small Cap
 Growth....................     N/A      -28.27%      -26.31%      -12.72%        N/A         -7.59%
Loomis Sayles Small Cap
 Value(a)..................     N/A       -2.80%        6.64%        2.09%      12.75%        13.26%

-----------------
** The inception date for the Retail Class of each of the Funds, except the Loomis Sayles Investment Grade Bond Fund and the Loomis Sayles Research Fund, is January 2, 1997. The recommencement date for the Retail Class of the Loomis Sayles Investment Grade Bond Fund and inception date for the Loomis Sayles Research Fund are January 31, 2002 and November 30, 2001, respectively. The Retail Class of the Loomis Sayles Investment Grade Bond Fund was originally offered on January 2, 1997 and ceased operations on December 18, 2000, during such time its performance was 7.74%.
(a) Performance for the Retail Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Retail Class shares.
+ Without the expense limitation, the Class expenses would exceed the initial investment in year one.

                                  ADMIN CLASS

                               PERFORMANCE DATA*

   The manner in which total return and yield of the Funds will be calculated for public use is described above. This table summarizes the calculation of total return and yield for Admin Class shares of the Funds, where applicable,
(i) for the one-year period ended September 30, 2002, (ii) for the three-year period ended September 30, 2002, (iii) for the five-year period ended September 30, 2002, (iv) for the ten-year period ended September 30, 2002 and (v) from inception through September 30, 2002.

                                                       AVERAGE ANNUAL TOTAL RETURN
                                            -------------------------------------------------
                                            FOR THE   FOR THE    FOR THE  FOR THE
                                   CURRENT  ONE-YEAR THREE-YEAR FIVE-YEAR TEN-YEAR    FROM
                                     SEC     PERIOD    PERIOD    PERIOD    PERIOD  INCEPTION**
                                   YIELD AT  ENDED     ENDED      ENDED    ENDED     THROUGH
FUND                               9/30/02  9/30/02   9/30/02    9/30/02  9/30/02    9/30/02
----                               -------- -------- ---------- --------- -------- -----------
Loomis Sayles Aggressive Growth
  Fund(b).........................    N/A    -21.45%   -17.95%    -0.77%     N/A       3.28%
Loomis Sayles Bond Fund(b)........   7.22%     6.97%     4.24%     3.69%    8.20%      9.07%
Loomis Sayles Growth Fund(b)......    N/A    -11.68%   -14.74%    -6.27%    5.53%      5.98%
Loomis Sayles International Equity
  Fund(b).........................    N/A    -18.97%   -11.14%    -4.88%    3.18%      3.21%
Loomis Sayles Investment Grade
  Bond Fund(b)....................   5.60%     6.79%     7.15%     5.67%     N/A       7.06%
Loomis Sayles Small Cap Growth
  Fund(b).........................    N/A    -28.36%   -26.60%   -11.25%     N/A      -6.28%
Loomis Sayles Small Cap Value
  Fund(b).........................    N/A     -3.03%     6.36%     1.75%   12.37%     12.96%

-----------------
* Performance would have been lower if a portion of the management fee had not been waived by Loomis Sayles. In the absence of this limitation, actual yield and total return would have been as follows:
(b) Performance for the Admin Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Admin Class shares.

                                                   AVERAGE ANNUAL TOTAL RETURN
                                                   WITHOUT EXPENSE LIMITATION
                                      ---------------------------------------------------
                                      FOR THE    FOR THE    FOR THE   FOR THE
                             CURRENT  ONE-YEAR  THREE-YEAR FIVE-YEAR  TEN-YEAR     FROM
                            SEC YIELD  PERIOD     PERIOD    PERIOD     PERIOD   INCEPTION**
                               AT      ENDED      ENDED      ENDED     ENDED      THROUGH
FUND                         9/30/02  9/30/02    9/30/02    9/30/02   9/30/02     9/30/02
----                        --------- --------  ---------- ---------  --------  -----------
Loomis Sayles Aggressive
 Growth Fund(b)............      N/A   -22.12%    -18.60%     -4.47%      N/A       -0.08%
Loomis Sayles Bond
 Fund(b)...................     6.70%    6.51%      3.67%      2.01%     7.32%       8.26%
Loomis Sayles Growth
 Fund(b)...................      N/A  -136.03%+  -136.03%+  -136.03%+ -136.03%+   -136.03%+
Loomis Sayles International
 Equity Fund(b)............      N/A   -20.90     -12.09%     -5.49%     2.76%       2.69%
Loomis Sayles Investment
 Grade Bond Fund(b)........  -148.21+ -197.35+   -197.35+   -197.35+      N/A      197.35+
Loomis Sayles Small Cap
 Growth Fund(b)............      N/A   -29.44     -27.49%    -12.82%      N/A       -7.72%
Loomis Sayles Small Cap
 Value Fund(b).............      N/A    -3.12%      6.23%      1.12%    12.02%      12.61%

-----------------
** The inception date for the Admin Class of the Loomis Sayles Bond Fund and the Loomis Sayles Small Cap Value Fund is January 2, 1998. The inception date for the Admin Class shares of the Loomis Sayles Aggressive Growth Fund, Loomis Sayles Growth Fund, Loomis Sayles International Equity Fund and Loomis Sayles Small Cap Growth Fund is July 31, 2000. The inception date for the Admin Class shares of the Loomis Sayles Investment Grade Bond Fund is January 31, 2002.
(b) Performance for the Admin Class prior to its inception date reflects the performance of the Institutional Class adjusted to reflect the higher fees payable by Admin Class shares.
+ Without the expense limitation, the class expenses would exceed the initial investment in year one.

                                  APPENDIX A

          PUBLICATIONS AND OUTLETS THAT MAY CONTAIN FUND INFORMATION

   ABC and affiliates                     Financial News Network
   Adam Smith's Money World               Financial Planning
   America Online                         Financial Planning on Wall Street
   Anchorage Daily News                   Financial Research Corp.
   Atlanta Constitution                   Financial Services Week
   Atlanta Journal                        Financial World
   Arizona Republic                       Fitch Insights
   Austin American Statesman              Forbes
   Baltimore Sun                          Fort Worth Star-Telegram
   Bank Investment Marketing              Fortune
   Barron's                               Fox Network and affiliates
   Bergen County Record (NJ)              Fund Action
   Bloomberg Business News                Fund Decoder
   Bond Buyer                             Global Finance
   Boston Business Journal                (the) Guarantor
   Boston Globe                           Hartford Courant
   Boston Herald                          Houston Chronicle
   Broker World                           INC
   Business Radio Network                 Indianapolis Star
   Business Week                          Individual Investor
   CBS and affiliates                     Institutional Investor
   CDA Investment Technologies            International Herald Tribune
   CFO                                    Internet
   Changing Times                         Investment Advisor
   Chicago Sun Times                      Investment Company Institute
   Chicago Tribune                        Investment Dealers Digest
   Christian Science Monitor              Investment Profiles
   Christian Science Monitor News Service Investment Vision
   Cincinnati Enquirer                    Investor's Daily
   Cincinnati Post                        IRA Reporter
   CNBC                                   Journal of Commerce
   CNN                                    Kansas City Star
   Columbus Dispatch                      KCMO (Kansas City)
   CompuServe                             KOA-AM (Denver)
   Dallas Morning News                    LA Times
   Dallas Times-Herald                    Leckey, Andrew (syndicated column)
   Denver Post                            Life Association News
   Des Moines Register                    Lifetime Channel
   Detroit Free Press                     Miami Herald
   Donoghues Money Fund Report            Milwaukee Sentinel
   Dorfman, Dan (syndicated column)       Money Magazine
   Dow Jones News Service                 Money Maker
   Economist                              Money Management Letter
   FACS of the Week                       Morningstar
   Fee Adviser                            Mutual Fund Market News

   Mutual Funds Magazine                   San Francisco Examiner
   National Public Radio                   San Jose Mercury
   National Underwriter                    Seattle Post-Intelligencer
   NBC and affiliates                      Seattle Times
   New England Business                    Securities Industry Management
   New England Cable News                  Smart Money
   New Orleans Times-Picayune              St. Louis Post Dispatch
   New York Daily News                     St. Petersburg Times
   New York Times                          Standard & Poor's Outlook
   Newark Star Ledger                      Standard & Poor's Stock Guide
   Newsday                                 Stanger's Investment Advisor
   Newsweek                                Stockbroker's Register
   Nightly Business Report                 Strategic Insight
   Orange County Register                  Tampa Tribune
   Orlando Sentinel                        Time
   Palm Beach Post                         Tobias, Andrew (syndicated column)
   Pension World                           Toledo Blade
   Pensions and Investments                US News and World Report
   Personal Investor                       USA Today
   Philadelphia Inquirer                   USA TV Network
   Porter, Sylvia (syndicated column)      Value Line
   Portland Oregonian                      Wall Street Journal
   Prodigy                                 Wall Street Letter
   Public Broadcasting Service             Wall Street Week
   Quinn, Jane Bryant (syndicated column)  Washington Post
   Registered Representative               WBZ
   Research Magazine                       WBZ-TV
   Resource                                WCVB-TV
   Reuters                                 WEEI
   Rocky Mountain News                     WHDH
   Rukeyser's Business (syndicated column) Worcester Telegram
   Sacramento Bee                          World Wide Web
   San Diego Tribune                       Worth Magazine
   San Francisco Chronicle                 WRKO

                                  APPENDIX B

                    ADVERTISING AND PROMOTIONAL LITERATURE

   Loomis Sayles Funds' advertising sales literature, communications to shareholders and other promotional material may include, but is not limited to:

          A total return figure or modified inception date that more accurately compares a Fund's performance with other measures of investment return such as data published by Lipper Analytical Services, Inc. or with the performance of any other index.

          Hypothetical calculations of a Fund's aggregate total return for a period of time assuming the investment of a particular investment in shares of a Fund and assuming the reinvestment of all dividends and distributions.

          Specific and general investment philosophies, objectives, strategies, processes and techniques.

          Discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of a Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, and the advantages and disadvantages of investing in tax-deferred and taxable investments).

          Discussions of economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation, sources of information, economic models, forecasts, data services utilized, consulted or considered in the course of providing advisory or other services, as well as historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.

          A summary of the substance of information contained in shareholder reports (including the investment composition of a Fund by investment, industry sector and country weighting), as well as the views of Loomis Sayles as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. This information may be updated as of a current date (such as the date of the performance data, if any).

          Charts, graphs or drawings which compare the investment objective, return potential, relative stability and/or growth possibilities of the Funds and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of a Fund and/or other mutual funds.

          A discussion of certain attributes or benefits to be derived by an investment in a Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.

          Inclusion of symbols, headlines or other material which highlight or summarize the information discussed in more detail therein.

          Specific and general references to industry statistics regarding 401(k) and retirement plans including historical information and industry trends and forecasts regarding the growth of assets, numbers of plans, funding vehicles, participants, sponsors, and other demographic data relating to plans, participants and sponsors, third party and other administrators, benefits consultants, and firms with whom Loomis Sayles may or may not have a relationship.

      Specific and general reference to comparative ratings, rankings, and other forms of evaluation as well as statistics regarding the Funds as 401(k) or retirement plan funding vehicles produced by industry authorities, research organizations, and publications.

   In addition, Loomis Sayles Funds' advertising, sales literature, communications to shareholders and other promotional material may include, but is not limited to, discussions of the following information:

       Loomis Sayles Funds' participation in wrap fee and no transaction fee programs

       Loomis Sayles Funds' and Loomis Sayles' website

       Loomis Sayles publications, including fact sheets for each Fund,

       Characteristics of Loomis Sayles, including the number and locations of its offices, its investment practices and clients, and assets under management

       Industry conferences at which Loomis Sayles participates

       Current capitalization, levels of profitability, and other financial information

       Identification of portfolio managers, researchers, economists, principals, and other staff members and employees and descriptions of Loomis Sayles' resources devoted to such staff

       The specific credentials of the above individuals, including but not limited to previous employment, current, and past positions, titles and duties performed, industry experience, educational background and degrees, awards, and honors

       The types of clients Loomis Sayles advises, and specific identification of, and general reference to, current individual, corporate, and institutional clients, including pension and profit sharing plans

       Loomis Sayles' method of operation, personnel, internal work environment, procedure and philosophy

       Current and historical statistics relating to:

       --total dollar amount of assets managed
       --Loomis Sayles assets managed in total and by Fund
       --the growth of assets
       --asset types managed

   Loomis Sayles Funds' tag line--"Listening Harder, Delivering More"--and statements that and examples of how Loomis Sayles Funds listens to its clients and works hard to deliver results that exceed their expectations.